                    February 28, 2003
                    As Supplemented May 5, 2003, June 30, 2003,
                    July 25, 2003, November 7, 2003
                    and November 26, 2003

                             GROWTH
                              Janus Fund
                              Janus Enterprise Fund
                              Janus Mercury Fund
                              Janus Olympus Fund
                              Janus Orion Fund




                             INTERNATIONAL/GLOBAL
                              Janus Global Life Sciences Fund
                              Janus Global Technology Fund
                              Janus Global Value Fund
                              Janus Overseas Fund
                              Janus Worldwide Fund




                             CORE
                              Janus Balanced Fund
                              Janus Core Equity Fund
                              Janus Growth and Income Fund
                              Janus Special Equity Fund




                             RISK-MANAGED
                              Janus Risk-Managed Stock Fund




                             VALUE
                              Janus Mid Cap Value Fund --
                                Investor Shares

                               JANUS EQUITY FUNDS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports and statements at WWW.JANUS.COM.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                             Janus Investment Fund
                            Janus Global Value Fund

                      Supplement Dated September 30, 2003
                       To Currently Effective Prospectus

Effective December 5, 2003, Janus Global Value Fund will change its name to "Janus Global Opportunities Fund." The Fund will continue to emphasize investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth and will normally invest in issuers from at least five different countries, which may include the United States.

You should consider this information in deciding whether the Fund is an appropriate investment for you.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Funds.................................    2
                   Fees and expenses............................   26

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal
                   investment strategies........................   29
                   General portfolio policies...................   40
                   Risks........................................   44

                SHAREHOLDER'S MANUAL
                   Doing business with Janus....................   52
                   Minimum investments..........................   53
                   Types of account ownership...................   53
                   To open an account or buy shares.............   56
                   To exchange shares...........................   57
                   To sell shares...............................   57
                   Excessive trading............................   61
                   Shareholder services and account policies....   67

                MANAGEMENT OF THE FUNDS
                   Investment adviser...........................   72
                   Management expenses..........................   73
                   Subadvisers..................................   73
                   Investment personnel.........................   75

                OTHER INFORMATION...............................   83

                DISTRIBUTIONS AND TAXES
                   Distributions................................   87
                   Distribution options.........................   88
                   Taxes........................................   89

                FINANCIAL HIGHLIGHTS............................   91

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...................  107
                   Futures, options and other derivatives.......  110
                   Other investments, strategies and/or
                   techniques...................................  111

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS

               The Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Janus Balanced Fund and Janus Growth and Income Fund may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?

--------------------------------------------------------------------------------
               GROWTH

               - JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               - JANUS ENTERPRISE FUND, JANUS MERCURY FUND, JANUS OLYMPUS
                 FUND AND JANUS ORION FUND seek long-term growth of capital.

               INTERNATIONAL/GLOBAL

               - JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY
                 FUND, JANUS GLOBAL VALUE FUND AND JANUS OVERSEAS FUND seek long-term growth of capital.

               - JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               CORE

               - JANUS BALANCED FUND seeks long-term capital growth,
                 consistent with preservation of capital and balanced by current income.

               - JANUS CORE EQUITY FUND AND JANUS SPECIAL EQUITY FUND seek long-term growth of capital.

               - JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

 2  Janus Equity Funds prospectus

               RISK-MANAGED

               - JANUS RISK-MANAGED STOCK FUND seeks long-term growth of
                 capital.

               VALUE

               - JANUS MID CAP VALUE FUND seeks capital appreciation.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

               For all Funds except Janus Risk-Managed Stock Fund, the portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               For Janus Risk-Managed Stock Fund, INTECH applies a mathematical portfolio management process to construct an investment portfolio for the Fund from a universe of common stocks. INTECH developed the formulas underlying this mathematical process.

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.

               Within the parameters of its specific investment policies discussed below, each Fund will limit its investment in high-yield/high-risk

                                                          Risk/return summary  3
               bonds to less than 35% of its net assets (20% for Janus Special Equity Fund, Janus Risk-Managed Stock Fund, Janus Core Equity Fund and Janus Mid Cap Value Fund).

               JANUS FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies. As of October 31, 2002, the Fund's weighted average market capitalization was $25.7 billion.

               JANUS ENTERPRISE FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

               JANUS MERCURY FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OLYMPUS FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS ORION FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS GLOBAL LIFE SCIENCES FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

 4  Janus Equity Funds prospectus

               JANUS GLOBAL TECHNOLOGY FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

               JANUS GLOBAL VALUE FUND invests primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even in a single country.

               JANUS OVERSEAS FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

               JANUS WORLDWIDE FUND invests primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country.

               JANUS BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.

                                                          Risk/return summary  5

               JANUS CORE EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Fund may invest in companies of any size.

               JANUS GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

               JANUS SPECIAL EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               JANUS RISK-MANAGED STOCK FUND invests, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. The primary aim of the strategy is to outperform the Fund's benchmark index.

               Janus Risk-Managed Stock Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from the universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. INTECH pursues its goal by identifying stocks

 6  Janus Equity Funds prospectus
               with higher average volatility than the Fund's benchmark index and combining those stocks in a manner that the subadviser believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

               JANUS MID CAP VALUE FUND invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

               Janus Mid Cap Value Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Janus Mid Cap Value Fund's portfolio managers generally look for companies with:

               - A low price relative to their assets, earnings, cash flow or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

               For purposes of the Funds' 80% policies, net assets will take into account borrowings for investment purposes.

                                                          Risk/return summary  7

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

               The biggest risk is that the Funds' returns may vary, and you could lose money. The Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of Janus Global Value Fund and Janus Mid Cap Value Fund, if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.

               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

               JANUS OLYMPUS FUND, JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL VALUE FUND AND JANUS SPECIAL EQUITY FUND are classified as nondiversified. This means they may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.

               JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL VALUE FUND, JANUS OVERSEAS FUND AND JANUS WORLDWIDE FUND may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a

 8  Janus Equity Funds prospectus
               large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

               JANUS GLOBAL LIFE SCIENCES FUND concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

               Although JANUS GLOBAL TECHNOLOGY FUND does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

               For JANUS RISK-MANAGED STOCK FUND, the proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or their method of identifying stocks that tend to move in the same or opposite direction does not result in selecting stocks with continuing volatility and covariance as anticipated, the Fund may not outperform the benchmark index.

                                                          Risk/return summary  9

               JANUS MID CAP VALUE FUND'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. Investor Shares of Berger Mid Cap Value Fund were reorganized into Investor Shares of Janus Mid Cap Value Fund on April 21, 2003. The performance figures shown reflect the performance of Investor Shares of the Berger Mid Cap Value Fund. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index or indices.

 10  Janus Equity Funds prospectus

               JANUS FUND

                 Annual returns for calendar years ended 12/31
                                        10.92%  (1.10%) 29.43%  19.61%  22.72%  38.89%  47.13%  (14.91%) (26.10%)   (27.56%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1998 28.44%    Worst Quarter:  3rd-2001 (25.82%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (2/5/70)
                Janus Fund
                  Return Before Taxes       (27.56%)   (1.42%)    6.85%         13.91%
                  Return After Taxes on
                    Distributions           (27.56%)   (2.51%)    4.87%         10.65%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*         (16.92%)   (0.51%)    5.50%         10.64%
                S&P 500 Index+              (22.09%)   (0.58%)    9.34%         11.07%
                  (reflects no deduction
                    for expenses or taxes)
                                            -------------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  11

               JANUS ENTERPRISE FUND

                 Annual returns for calendar years ended 12/31
                                        15.64%  8.92%   27.25%  11.65%  10.82%  33.75%  121.90% (30.52%) (39.93%)   (28.28%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 57.93%    Worst Quarter:  1st-2001 (32.66%)

                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (9/1/92)
                Janus Enterprise Fund
                  Return Before Taxes        (28.28%)   (2.34%)     5.83%         8.33%
                  Return After Taxes on
                    Distributions            (28.28%)   (3.08%)     4.66%         7.17%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*          (17.36%)   (1.60%)     4.70%         6.90%
                Russell Midcap Growth
                  Index+                     (27.41%)   (1.82%)     6.71%         7.29%
                  (reflects no deduction
                    for expenses or taxes)
                S&P MidCap 400 Index++       (14.51%)    6.41%     11.96%        12.91%
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + Effective February 28, 2003, Janus Enterprise Fund changed its primary benchmark from the S&P MidCap 400 Index to the Russell Midcap Growth Index. The performance of this index more closely correlates to the Fund's performance than the S&P Midcap 400 Index. The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Fund will retain the S&P MidCap 400 Index as a secondary index.
               ++ The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 12  Janus Equity Funds prospectus

               JANUS MERCURY FUND

                 Annual returns for calendar years ended 12/31
                                        15.86%  33.01%  17.67%  11.88%  58.41%  96.23%  (22.75%) (29.78%)   (29.00%)
                                         1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 42.72%    Worst Quarter:  1st-2001 (24.30%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                        1 year    5 years      (5/3/93)
                Janus Mercury Fund
                  Return Before Taxes                  (29.00%)    3.66%         11.68%
                  Return After Taxes on Distributions  (29.00%)    2.04%          9.25%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*           (17.81%)    3.30%          9.33%
                S&P 500 Index+                         (22.09%)   (0.58%)         9.47%
                  (reflects no deduction for expenses
                    or taxes)
                Russell 1000 Growth Index++            (27.88%)   (3.84%)         7.49%
                  (reflects no deduction for expenses
                    or taxes)
                                                       --------------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.

                                                         Risk/return summary  13

               JANUS OLYMPUS FUND

                 Annual returns for calendar years ended 12/31
                                        21.73%  26.73%  56.97%  100.12% (21.63%) (32.05%)   (28.19%)
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 51.67%    Worst Quarter:  1st-2001 (26.29%)

                                        Average annual total return for periods ended 12/31/02
                                        ------------------------------------------------------
                                                                               Since Inception
                                                           1 year    5 years     (12/29/95)
                Janus Olympus Fund
                  Return Before Taxes                     (28.19%)     3.74%        9.20%
                  Return After Taxes on Distributions     (28.19%)     3.44%        8.70%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                  (17.31%)     3.17%        7.66%
                S&P 500 Index+                            (22.09%)    (0.58%)       6.87%
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index++               (27.88%)    (3.84%)       4.06%
                  (reflects no deduction for expenses or
                    taxes)
                                                          ------------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.

 14  Janus Equity Funds prospectus

               JANUS ORION FUND

                 Annual returns for calendar years ended 12/31
                                                                  (14.69%)   (29.77%)
                                                                   2001       2002

                 Best Quarter:  4th-2001 22.79%    Worst Quarter:  1st-2001 (22.54%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year       (6/30/00)
                Janus Orion Fund
                  Return Before Taxes                          (29.77%)      (29.20%)
                  Return After Taxes on Distributions          (29.77%)      (29.23%)
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (18.28%)      (22.00%)
                S&P 500 Index+                                 (22.09%)      (17.05%)
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index++                    (27.88%)      (28.84%)
                  (reflects no deduction for expenses or
                    taxes)
                                                               ------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.

                                                         Risk/return summary  15

               JANUS GLOBAL LIFE SCIENCES FUND

                 Annual returns for calendar years ended 12/31
                                                      61.00%  33.34%  (18.09%)   (30.11%)
                                                       1999    2000    2001       2002

                 Best Quarter:  4th-1999 31.32%    Worst Quarter:  1st-2001 (26.25%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year      (12/31/98)
                Janus Global Life Sciences Fund
                  Return Before Taxes                          (30.11%)         5.29%
                  Return After Taxes on Distributions          (30.11%)         5.28%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (18.49%)         4.29%
                S&P 500 Index+                                 (22.09%)      (24.47%)
                  (reflects no deduction for fees, expenses
                    or taxes)
                                                               ------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

 16  Janus Equity Funds prospectus

               JANUS GLOBAL TECHNOLOGY FUND

                 Annual returns for calendar years ended 12/31
                                                      211.55% (33.67%) (39.96%)   (40.94%)
                                                       1999    2000    2001       2002

                 Best Quarter:  4th-1999 73.95%    Worst Quarter:  3rd-2001 (36.20%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year      (12/31/98)
                Janus Global Technology Fund
                  Return Before Taxes                          (40.94%)       (7.48%)
                  Return After Taxes on Distributions          (40.94%)       (7.68%)
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (25.14%)       (5.79%)
                S&P 500 Index+                                 (22.09%)      (24.47%)
                  (reflects no deduction for fees, expenses
                    or taxes)
                                                               ------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  17

               JANUS GLOBAL VALUE FUND

                 Annual returns for calendar years ended 12/31
                                                                         (15.91%)
                                                                           2002

                 Best Quarter:  4th-2001 17.51%    Worst Quarter:  3rd-2002 (21.31%)

                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                 1 year       (6/29/01)
                Global Value Fund
                  Return Before Taxes                           (15.91%)       (6.61%)
                  Return After Taxes on Distributions           (16.05%)       (6.76%)
                  Return After Taxes on Distributions and Sale
                    of Fund Shares*                              (9.77%)       (5.33%)
                Morgan Stanley Capital International World
                  Index+                                        (19.89%)      (17.83%)
                  (reflects no deduction for fees, expenses or
                    taxes)
                                                                ------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The Morgan Stanley Capital International World Index is a
                 market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 18  Janus Equity Funds prospectus

               JANUS OVERSEAS FUND

                 Annual returns for calendar years ended 12/31
                                        22.05%  28.83%  18.25%  16.03%  86.06%  (18.57%) (23.11%)   (23.89%)
                                         1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 60.63%    Worst Quarter:  3rd-2001 (20.82%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                        1 year    5 years      (5/2/94)
                Janus Overseas Fund
                  Return Before Taxes                  (23.89%)    0.57%         7.83%
                  Return After Taxes on Distributions  (24.19%)   (0.17%)        7.06%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*           (14.67%)    0.63%         6.53%
                Morgan Stanley Capital International
                  EAFE(R) Index+                       (15.94%)   (2.89%)        0.40%
                  (reflects no deduction for fees,
                    expenses or taxes)
                                                       --------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The Morgan Stanley Capital International EAFE(R) Index is a
                 market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

                                                         Risk/return summary  19

               JANUS WORLDWIDE FUND

                 Annual returns for calendar years ended 12/31
                                        28.41%  3.61%   21.90%  26.40%  20.48%  25.87%  64.37%  (16.87%) (22.88%)   (26.01%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 42.11%    Worst Quarter:  3rd-2001 (20.80%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (5/15/91)
                Janus Worldwide Fund
                  Return Before Taxes       (26.01%)   (0.38%)    9.26%         10.74%
                  Return After Taxes on
                    Distributions*          (26.28%)   (0.99%)    7.99%          9.60%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares**        (15.97%)   (0.04%)    7.56%          8.99%
                Morgan Stanley Capital
                  International World
                  Index+                    (19.89%)   (2.11%)    6.26%          5.49%
                  (reflects no deduction
                    for fees, expenses or
                    taxes)
                                            -------------------------------------------

                * The return after taxes on distributions is higher than the return before taxes because of the effect of foreign tax credits.

               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

                + The Morgan Stanley Capital International World Index is a
                  market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 20  Janus Equity Funds prospectus

               JANUS BALANCED FUND

                 Annual returns for calendar years ended 12/31
                                        10.56%  0.02%   27.31%  15.30%  21.81%  31.20%  23.51%  (2.16%) (5.04%)    (6.56%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1998 18.75%    Worst Quarter:  3rd-2001 (5.94%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (9/1/92)
                Janus Balanced Fund
                  Return Before Taxes        (6.56%)     7.06%    10.77%        11.68%
                  Return After Taxes on
                    Distributions            (7.48%)     5.71%     8.62%         9.57%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*          (4.02%)     5.25%     8.00%         8.85%
                S&P 500 Index+              (22.09%)   (0.58%)     9.34%         9.67%
                  (reflects no deduction
                    for expenses or taxes)
                Lehman Brothers
                  Gov't/Credit Index++        11.04%     7.62%     7.61%         7.51%
                  (reflects no deduction
                    for expenses or taxes)
                                            -------------------------------------------

                 * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                 + The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.
                ++ Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                         Risk/return summary  21

               JANUS CORE EQUITY FUND

                 Annual returns for calendar years ended 12/31
                                           31.08%  40.05%  38.50%  (7.15%) (12.11%)   (18.02%)
                                            1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1998 26.34%    Worst Quarter:  3rd-2002 (15.25%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                        1 year    5 years      (6/28/96)
                Janus Core Equity Fund
                  Return Before Taxes                  (18.02%)    5.35%        10.95%
                  Return After Taxes on Distributions  (18.25%)    4.34%         9.39%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*           (11.06%)    4.29%         8.65%
                S&P 500 Index+                         (22.09%)   (0.58%)        5.84%
                  (reflects no deduction for expenses
                    or taxes)
                                                       --------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

 22  Janus Equity Funds prospectus

               JANUS GROWTH AND INCOME FUND

                 Annual returns for calendar years ended 12/31
                                        6.70%   (4.87%) 36.35%  26.03%  34.66%  34.87%  51.18%  (11.41%) (14.36%)   (21.51%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 29.20%    Worst Quarter:  3rd-2002 (16.37%)

                                       Average annual total return for periods ended 12/31/02
                                       ------------------------------------------------------
                                                                              Since Inception
                                               1 year    5 years   10 years      (5/15/91)
                Janus Growth and Income Fund
                  Return Before Taxes         (21.51%)    3.96%     11.05%        12.95%
                  Return After Taxes on
                    Distributions             (21.74%)    3.06%      9.29%        11.36%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*           (13.20%)    3.28%      8.75%        10.65%
                S&P 500 Index+                (22.09%)   (0.58%)     9.34%        10.02%
                  (reflects no deduction for
                    expenses or taxes)
                                              -----------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  23

               JANUS SPECIAL EQUITY FUND*

                 Annual returns for calendar years ended 12/31
                                                                  (11.74%)   (23.70%)
                                                                   2001       2002

                 Best Quarter:  4th-2001 16.94%    Worst Quarter:  3rd-2001 (22.31%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year       (2/29/00)
                Janus Special Equity Fund*
                  Return Before Taxes                          (23.70%)      (10.68%)
                  Return After Taxes on Distributions          (23.72%)      (11.02%)
                  Return After Taxes on Distributions and
                    Sale of Fund Shares**                      (14.55%)       (8.48%)
                S&P 500 Index+                                 (22.09%)      (13.19%)
                  (reflects no deduction for expenses or
                    taxes)
                                                               ------------------------

                * Formerly, Janus Strategic Value Fund.
               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

 24  Janus Equity Funds prospectus

               JANUS MID CAP VALUE FUND - INVESTOR SHARES

                 Annual returns for periods ended 12/31
                                                      21.56%  27.34%  20.52%    (13.09%)
                                                       1999    2000    2001       2002

                 Best Quarter:  12/31/01 21.28%    Worst Quarter:  9/30/02 (17.66%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                               1 year         8/12/98
                Janus Mid Cap Value Fund - Investor Shares
                  Return Before Taxes                         (13.09%)        15.11%
                  Return After Taxes on Distributions         (13.16%)        13.20%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (8.04%)        11.69%
                Russell Midcap Value Index+                    (9.64%)         3.55%
                  (reflects no deduction for expenses or
                    taxes)
                                                              -------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The Russell Midcap Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

               Since Janus Risk-Managed Stock Fund did not commence operations until February 28, 2003, performance information is not included for this Fund. The performance of this Fund will be compared to the S&P 500 Index, which is the Fund's benchmark index.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on

                                                         Risk/return summary  25
               your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

FEES AND EXPENSES

               The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown, except as noted, were determined based on net assets as of the fiscal year ended October 31, 2002.

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund that you have held for 3 months or less you may pay a redemption fee.

               SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                Sales Charges                                     None
                Redemption Fee on shares of Janus Global Life
                  Sciences Fund, Janus Global Technology Fund,
                  Janus Global Value Fund, Janus Overseas Fund,
                  Janus Worldwide Fund and Janus Risk-Managed
                  Stock Fund held 3 months or less (as a % of
                  amount redeemed)*                               1.00%

               * The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual. Effective March 1, 2004, the redemption fee for the Funds listed will increase to 2.00% on shares purchased on or after that date.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other
 26  Janus Equity Funds prospectus
               services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                                         Risk/return summary  27

                                                Management    Other     Total Annual Fund
                                                   Fee       Expenses   Operating Expenses
  Janus Fund                                      0.65%       0.20%           0.85%
  Janus Enterprise Fund                           0.65%       0.28%           0.93%
  Janus Mercury Fund                              0.65%       0.29%           0.94%
  Janus Olympus Fund                              0.65%       0.29%           0.94%
  Janus Orion Fund                                0.65%       0.44%           1.09%
  Janus Global Life Sciences Fund                 0.65%       0.24%           0.89%
  Janus Global Technology Fund                    0.65%       0.31%           0.96%
  Janus Global Value Fund                         0.65%       0.54%           1.19%
  Janus Overseas Fund                             0.65%       0.26%           0.91%
  Janus Worldwide Fund                            0.65%       0.22%           0.87%
  Janus Balanced Fund                             0.65%       0.21%           0.86%
  Janus Core Equity Fund                          0.65%       0.27%           0.92%
  Janus Growth and Income Fund                    0.65%       0.25%           0.90%
  Janus Special Equity Fund*                      0.65%       0.36%           1.01%
  Janus Risk-Managed Stock Fund                   0.65%       0.61%(1)        1.26%(2)
  Janus Mid Cap Value Fund - Investor Shares      0.65%       0.43%           1.08%

   *  Formerly, Janus Strategic Value Fund.
  (1) Since the Fund had not commenced operations as of October 31, 2002, "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.
  (2) Janus Capital is voluntarily waiving the Fund's management fee. This waiver could change or be terminated at any time at the option of Janus Capital.
  EXAMPLE:
  THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Fund                                           $ 87      $271      $471      $1,049
  Janus Enterprise Fund                                $ 95      $296      $515      $1,143
  Janus Mercury Fund                                   $ 96      $300      $520      $1,155
  Janus Olympus Fund                                   $ 96      $300      $520      $1,155
  Janus Orion Fund                                     $111      $347      $601      $1,329
  Janus Global Life Sciences Fund                      $ 91      $284      $493      $1,096
  Janus Global Technology Fund                         $ 98      $306      $531      $1,178
  Janus Global Value Fund                              $121      $378      $654      $1,443
  Janus Overseas Fund                                  $ 93      $290      $504      $1,120
  Janus Worldwide Fund                                 $ 89      $278      $482      $1,073
  Janus Balanced Fund                                  $ 88      $274      $477      $1,061
  Janus Core Equity Fund                               $ 94      $293      $509      $1,131
  Janus Growth and Income Fund                         $ 92      $287      $498      $1,108
  Janus Special Equity Fund*                           $103      $322      $558      $1,236
  Janus Risk-Managed Stock Fund                        $128      $400       N/A         N/A
  Janus Mid Cap Value Fund - Investor Shares           $110      $343      $595      $1,317

  * Formerly, Janus Strategic Value Fund.

 28  Janus Equity Funds prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objectives of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS FUND
               Janus Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               JANUS ENTERPRISE FUND
               Janus Enterprise Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2002, they ranged from approximately $224 million to $13.5 billion.

               JANUS MERCURY FUND
               Janus Mercury Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

            Investment objectives, principal investment strategies and risks  29

               JANUS OLYMPUS FUND
               Janus Olympus Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS ORION FUND
               Janus Orion Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS GLOBAL LIFE SCIENCES FUND
               Janus Global Life Sciences Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

               JANUS GLOBAL TECHNOLOGY FUND
               Janus Global Technology Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager

 30  Janus Equity Funds prospectus
               believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

               a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

               b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

               It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

               JANUS GLOBAL VALUE FUND
               Janus Global Value Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

               The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. The companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               JANUS OVERSEAS FUND
               Janus Overseas Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in

            Investment objectives, principal investment strategies and risks  31 securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

               JANUS WORLDWIDE FUND
               Janus Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

               JANUS BALANCED FUND
               Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities.

               JANUS CORE EQUITY FUND
               Janus Core Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

 32  Janus Equity Funds prospectus

               JANUS GROWTH AND INCOME FUND
               Janus Growth and Income Fund seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

               JANUS SPECIAL EQUITY FUND
               Janus Special Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               JANUS RISK-MANAGED STOCK FUND
               Janus Risk-Managed Stock Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. Janus Risk-Managed Stock Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities

            Investment objectives, principal investment strategies and risks  33 and their weightings in the Fund's holdings. The primary aim of this strategy is to outperform the Fund's benchmark index. The Fund's subadviser pursues this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that the subadviser believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. The Fund's subadviser approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

               JANUS MID CAP VALUE FUND
               Janus Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

               The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Consistent with its investment objective and policies, each of the Funds except Janus Risk-Managed Stock Fund, may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify

 34  Janus Equity Funds prospectus
               individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

               In the case of Janus Global Value Fund, the portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. This "value" approach emphasizes investments in companies that the portfolio manager believes are undervalued relative to their intrinsic worth and have the potential for long-term growth of capital.

               Janus Balanced Fund and Janus Growth and Income Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Janus Growth and Income Fund and Janus Balanced Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

               Janus Special Equity Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               INTECH applies a mathematical portfolio management process to construct an investment portfolio for the Fund from a universe of

            Investment objectives, principal investment strategies and risks  35 common stocks. INTECH developed the formulas underlying this mathematical process.

               The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

               - selecting stocks primarily from stocks within the Fund's benchmark;

               - periodically determining an optimal weighting of the stocks and rebalancing to the optimal weighting; and

               - monitoring the total risk and volatility of the Fund's holdings with respect to the benchmark index.

               INTECH seeks to outperform the benchmark index through its mathematical process. INTECH seeks to identify those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant under performance relative to the benchmark index.

               The Fund may use exchange traded funds, as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

               Janus Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks,

 36  Janus Equity Funds prospectus
               or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

               Each Fund may invest in special situations or turnarounds. A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.

            Investment objectives, principal investment strategies and risks  37

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund and Janus Mid Cap Value Fund. Although the other Equity Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund, Janus Worldwide Fund and Janus Risk-Managed Stock Fund) are more likely to invest in larger, more established issuers.

5. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?

               Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

6. HOW DO THE PORTFOLIO MANAGERS FOR JANUS GLOBAL VALUE FUND AND JANUS MID CAP VALUE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of the Funds' portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free

 38  Janus Equity Funds prospectus
               cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

7. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?

               Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

8. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

               Janus Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.

9. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               Janus Balanced Fund and Janus Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.

            Investment objectives, principal investment strategies and risks  39

10. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

11. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

12. HOW DO INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?

               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this

 40  Janus Equity Funds prospectus

               Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               Except as described below for Janus Risk-Managed Stock Fund, when a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

               Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Janus Risk-Managed Stock Fund may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

               OTHER TYPES OF INVESTMENTS

               The Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks,

            Investment objectives, principal investment strategies and risks  41 and securities convertible into common or preferred stocks. Janus Growth and Income Fund and Janus Balanced Fund also invest in domestic and foreign equity securities with varying degrees of emphasis on income. To a lesser degree, the Funds may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 20% of Janus Core Equity
                 Fund's, Janus Special Equity Fund's, Janus Risk-Managed Stock Fund's and Janus Mid Cap Value Fund's assets and less than 35% of each other Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain

 42  Janus Equity Funds prospectus
               restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates

            Investment objectives, principal investment strategies and risks  43 or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               The rebalancing technique used by Janus Risk-Managed Stock Fund may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. INTECH periodically rebalances the stocks in the portfolio to their optimal weighting versus the Fund's benchmark index, as determined by INTECH's mathematical process.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS

               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base.

 44  Janus Equity Funds prospectus

               A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF JANUS OLYMPUS FUND, JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL VALUE FUND AND JANUS SPECIAL EQUITY FUND AFFECT THE FUNDS' RISK PROFILE?

               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a Fund more flexibility to focus its investments in the most attractive companies identified by the Fund's portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Orion Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic

            Investment objectives, principal investment strategies and risks  45 outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

               Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, this Fund may be more volatile than a less concentrated portfolio. Although the other Funds offered by this Prospectus do not "concentrate" in a specific group of industries, each may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Global Value Fund and Janus Mid Cap Value Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative

 46  Janus Equity Funds prospectus
                 to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as

            Investment objectives, principal investment strategies and risks  47

               Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?

               Except as described below for Janus Risk-Managed Stock Fund, the Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

               Janus Risk-Managed Stock Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant under performance relative to the benchmark index.

               Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. Janus Risk-Managed Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate

 48  Janus Equity Funds prospectus
               risk. The portfolio managers believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgment proves incorrect.

7. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

            Investment objectives, principal investment strategies and risks  49

--------------------------------------------------------------------------------

                               JANUS EQUITY FUNDS
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms.
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

 52  Janus Equity Funds prospectus

MINIMUM INVESTMENTS*+

                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100

               * These minimums apply to each individual Fund in which you invest. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners. You may open and maintain this type of account on janus.com.

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  53

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.

               INVESTING FOR YOUR RETIREMENT

               Please refer to janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

 54  Janus Equity Funds prospectus

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.

               PLEASE REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS DULY PROCESSED AFTER RECEIVED IN GOOD ORDER.

                                                        Shareholder's manual  55

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 56  Janus Equity Funds prospectus

    TO EXCHANGE SHARES                  TO SELL SHARES
    ------------------------------      ------------------------------
    ONLINE AT www.janus.com             ONLINE AT www.janus.com
    - Exchanges may be made online      - Redemptions may be made
      at janus.com.                       online at janus.com.



    BY TELEPHONE                        BY TELEPHONE
    ------------------------------      ------------------------------
    - All accounts are                  - All accounts are
      automatically eligible to           automatically eligible to
      exchange shares by                  sell shares by telephone. To
      telephone. To exchange all          sell all or a portion of
      or a portion of your shares         your shares, call Janus
      into any other available            XpressLine(TM) or a Janus
      Janus fund, call Janus              Representative. The Funds
      XpressLine(TM) or a Janus           reserve the right to limit
      Representative.                     the dollar amount of shares
                                          that you may redeem from
                                          your account by telephone.



                                        BY WIRE
                                        ------------------------------
                                        - You can redeem shares by
                                          wire. For wiring
                                          instructions, call a Janus
                                          Representative.



    BY MAIL/IN WRITING                  BY MAIL/IN WRITING
    ------------------------------      ------------------------------
    - To request an exchange in         - To request a redemption in
      writing, please follow the          writing, please follow the
      instructions in the "Written        instructions in the "Written
      Instructions" section of            Instructions" section of
      this manual.                        this manual.



    BY SYSTEMATIC EXCHANGE               BY SYSTEMATIC REDEMPTION
    ------------------------------      ------------------------------
    - You determine the amount of       - This option allows you to
      money you would like                sell shares worth a specific
      automatically exchanged from        dollar amount from your
      one Fund account to another         account on a regular basis.
      on any day of the month. You
      may establish this program
      for as little as $100 per
      exchange.
    ------------------------------      ------------------------------
     Note: For more information,         Note: Also refer to the
           refer to the "Exchange              "Payment of Redemption
           Policies" section of                Proceeds" section of
           this manual.                        this manual for more
                                               information.

                                                        Shareholder's manual  57

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the net asset value next determined after we receive good funds.

               - Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment

 58  Janus Equity Funds prospectus
                 will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by a Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

               Note: For the fastest and easiest way to exchange shares, log onto janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

                                                        Shareholder's manual  59

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period. However, the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - An exchange from Janus Global Life Sciences Fund, Janus Global
                 Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund of shares held for three months or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

 60  Janus Equity Funds prospectus

EXCESSIVE TRADING

               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Funds will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Funds reserve the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Funds' exchange limits or excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds.

                                                        Shareholder's manual  61

               Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

               The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

               - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

               SHARES MAY BE SOLD AT ANY TIME ON JANUS.COM, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor shares Class of Janus Money Market Fund during the 15 day hold period.

 62  Janus Equity Funds prospectus

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

REDEMPTION FEE

               Redemptions (and exchanges) of shares from Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund held for three months or less may be subject to the Funds' redemption fee. Currently, the redemption fee is 1.00% of a shareholder's redemption proceeds. Effective March 1, 2004, the redemption fee for the Funds listed above will increase to 2.00% on shares purchased on or after that date. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

               Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

               However, the redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

                                                        Shareholder's manual  63

               In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Funds; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). For Fund shares purchased through a financial intermediary, shareholders should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

               In addition to the circumstances noted in the preceding paragraph, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

 64  Janus Equity Funds prospectus

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see

                                                        Shareholder's manual  65
               if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by a Fund (or a Fund's agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds' holdings may change on days when you will not be able to purchase or redeem the Funds' shares.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

               Effective December 31, 2003, the Funds' full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Funds' top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. Most Funds will disclose their top ten portfolio holdings. However, Janus Orion Fund, Janus Global Technology Fund and Janus Global Life Sciences Fund will disclose only their top five portfolio holdings.

 66  Janus Equity Funds prospectus

               The Funds will also provide the percentage of their total portfolios that are represented by their top five or ten holdings.

               The Funds provide specific portfolio level attribution analysis information upon request. Such attribution analyses will be prepared monthly, with a 30-day lag, and may be obtained by calling a Janus Investor Service representative.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

               A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of

                                                        Shareholder's manual  67
               any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds, such as market timing.

               ONLINE AND TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine(TM). You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

 68  Janus Equity Funds prospectus

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

                                                        Shareholder's manual  69

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.

               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds distribute dividend information annually.

               The Funds produce financial reports, which include a list of each of the Funds' portfolio holdings, semiannually and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Funds will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund

 70  Janus Equity Funds prospectus
               account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Funds receive your instructions. The Funds reserve the right to charge a fee for additional account statement requests.

                                                        Shareholder's manual  71

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management and other business affairs of the investment portfolios of all Funds except Janus Risk-Managed Stock Fund and Janus Mid Cap Value Fund.

               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider such arrangements when evaluating any recommendation of the Funds.

               Berger Financial Group LLC ("Berger Financial"), 210 University Blvd., Denver, Colorado 80206, was the investment adviser to Janus Mid Cap Value Fund's predecessor until the reorganization of Berger Mid Cap Value Fund into the Fund.

 72  Janus Equity Funds prospectus

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the most recent fiscal year, each Fund except Janus Mid Cap Value Fund, paid Janus Capital a management fee of 0.65% of its average daily net assets for the period it was in operation. For the fiscal year ended September 30, 2002, Janus Mid Cap Value Fund paid Berger Financial (the Fund's former adviser) a management fee of 0.75% of its average daily net assets. Janus Mid Cap Value Fund has changed its fiscal year end to October 31 in connection with the reorganization of Berger Mid Cap Value Fund into the Fund.

               Janus Capital pays INTECH a subadvisory fee from its management fee for managing Janus Risk-Managed Stock Fund. Janus Mid Cap Value Fund pays Perkins a subadvisory fee, which is calculated daily and paid monthly. Under the advisory agreement with Janus Capital and subadvisory agreement with Perkins, Janus Mid Cap Value Fund expects to pay Janus Capital and Perkins total management fees of 0.65% for the fiscal year ending October 31, 2003.

               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

SUBADVISERS

               Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Risk-Managed Stock Fund. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser to separately managed accounts and other registered investment companies. As subadviser, INTECH provides day-to-day management of the

                                                     Management of the Funds  73
               investment operations of the Fund. Janus Capital indirectly owns 77.5% of the outstanding voting shares of INTECH.

               Perkins, Wolf, McDonnell and Company, LLC ("Perkins") has served as subadviser to Janus Mid Cap Value Fund since its inception in 1998. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984. Perkins provides day-to-day portfolio management to the Fund, as well as to other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

 74  Janus Equity Funds prospectus

INVESTMENT PERSONNEL

JANUS PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Worldwide Fund, for which he has served as Co-Manager or Manager since September 1999. Mr. Chang served as
                   Executive Vice President and Co-Manager of Janus Overseas Fund from April 1998 through December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Enterprise Fund. He is also Portfolio Manager of other
                   Janus accounts. Mr. Coleman served as Co-Portfolio Manager for Janus Venture Fund from 1997 through 2000. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a bachelor's degree in political economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  75

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund, which he has managed since August 1997, and Janus Mercury Fund, which he has managed since February 2003. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University in 1993.

DAVID C. DECKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Special Equity Fund (formerly Janus Strategic Value Fund), which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. Mr. Decker served as Portfolio Manager of Janus Special Situations
                   Fund from its inception until it merged into Janus
                   Strategic Value Fund in February 2003. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master's of Business Administration degree with an emphasis in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial
                   Analysis designation.

C. MIKE LU
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Technology Fund, which he has managed since inception. Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.
 76  Janus Equity Funds prospectus

BRENT A. LYNN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Overseas Fund, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Masters degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

THOMAS R. MALLEY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Core Equity Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. Ms.
                   Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  77

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since January 2000. Mr. Rollins served as Executive Vice President and Portfolio Manager of Janus Balanced Fund from January 1996 through December 1999, and as Executive Vice President and Portfolio
                   Manager of Janus Equity Income Fund from June 1996 through December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered
                   Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr.
                   Sachs holds an undergraduate degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

JASON P. YEE
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Value Fund, which he has managed since inception.
                   Mr. Yee is also Portfolio Manager of other Janus accounts.
                   He joined Janus in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000,
                   Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

 78  Janus Equity Funds prospectus

CLAIRE YOUNG
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms.
                   Young joined Janus Capital in January 1992. Ms. Young holds a Bachelor of Science degree in Electrical
                   Engineering from Yale University. Ms. Young has earned the right to use the Chartered Financial Analyst designation.

JANUS ASSISTANT PORTFOLIO MANAGERS

ANDREW ACKER
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Global Life
                   Sciences Fund. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree in Biochemical Sciences from Harvard College and a Master's degree in Business Administration from Harvard Business School. He has earned the right to use the Chartered Financial Analyst designation.

MATTHEW ANKRUM
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Special Equity
                   Fund. He joined Janus Capital in 1996 as a research analyst. Mr. Ankrum holds a Bachelor's degree in Finance from the University of Wisconsin and received a Master's degree in Business Administration with honors from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  79

BRIAN DEMAIN
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager for Janus Olympus Fund. He joined Janus Capital in 1999 as a securities analyst. Mr. Demain holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. He has earned the right to use the Chartered Financial Analyst designation.

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business
                   Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

MINYOUNG SOHN
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Mercury Fund and Janus Growth and Income Fund. He joined Janus Capital in
                   1998 as a research analyst. Mr. Sohn holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered
                   Financial Analyst designation.

 80  Janus Equity Funds prospectus

GARTH YETTICK
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Overseas Fund.
                   Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting
                   Group from 1994 to 1997. He holds a Bachelor's degree in Computer Science and Mathematics from Harvard College. He has earned the right to use the Chartered Financial
                   Analyst designation.

INTECH PORTFOLIO MANAGERS

                   No one person on the investment team is primarily responsible for implementing the investment strategies of Janus Risk-Managed Stock Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.

                                                     Management of the Funds  81

PERKINS PORTFOLIO MANAGERS

JEFF KAUTZ
--------------------------------------------------------------------------------
                   is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since February 2002. Mr.
                   Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago.
                   Mr. Kautz has earned the right to use the Chartered
                   Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
                   is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami
                   University.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
                   is the lead Manager of Janus Mid Cap Value Fund and was the lead Manager of the Fund's predecessor since 1998. As lead Manager, Mr. Perkins is responsible for the daily decisions of Janus Mid Cap Value Fund's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since
                   1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.
 82  Janus Equity Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Investor Shares of Janus Mid Cap Value Fund which is available to the general public. Institutional Shares of Janus Mid Cap Value Fund are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund and/or open new Fund accounts. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information, please call 1-800-525-3713.

               SIZE OF FUNDS

               The Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               PENDING LEGAL MATTERS

               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectus.

                                                           Other information  83

               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:

               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

 84  Janus Equity Funds prospectus

               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.

               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.

               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                                                           Other information  85

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 86  Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions.

               DISTRIBUTION SCHEDULE

                                              Dividends            Capital Gains
                Janus Balanced Fund and       Normally declared    Normally declared
                Janus Growth and Income Fund  and distributed in   and distributed in
                                              March, June,         December
                                              September and
                                              December
                ----------------------------------------------------------------------
                All other Equity Funds        Normally declared    Normally declared
                                              and distributed in   and distributed in
                                              December             December

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

                                                     Distributions and taxes  87

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable

 88  Janus Equity Funds prospectus

               Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such

                                                     Distributions and taxes  89
               an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 90  Janus Equity Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). No financial highlights are presented for Janus Risk-Managed Stock Fund because it did not commence operations until February 28, 2003. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

               The information for Janus Mid Cap Value Fund has been derived from the financial statements of the Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. The Fund has changed its fiscal year end to October 31. The information was audited by PricewaterhouseCoopers LLP, whose report along with the financial statements of Berger Mid Cap Value Fund is incorporated by reference into the SAI, which is available upon request.

                                                        Financial highlights  91

JANUS FUND
------------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31
                                                 2002          2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD       $22.11        $44.00       $42.78       $27.97       $29.36
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                          --            --           --           --       (0.02)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)             (3.72)       (17.50)         6.44        15.63         3.70
  4.  Total from investment operations           (3.72)       (17.50)         6.44        15.63         3.68
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)         --            --           --           --       (0.23)
  6.  Distributions (from capital gains)             --        (4.39)       (5.22)       (0.82)       (4.84)
  7.  Total distributions                            --        (4.39)       (5.22)       (0.82)       (5.07)
  8.  NET ASSET VALUE, END OF PERIOD             $18.39        $22.11       $44.00       $42.78       $27.97
  9.  Total return                             (16.82%)      (43.42%)       15.60%       56.75%       15.12%
 10.  Net assets, end of period (in millions)   $16,320       $23,513      $46,468      $35,835      $20,721
 11.  Average net assets for the period (in
      millions)                                 $21,651       $34,255      $45,103      $28,993      $20,777
 12.  Ratio of gross expenses to average net
      assets                                      0.85%         0.84%        0.85%        0.85%        0.87%
 13.  Ratio of net expenses to average net
      assets                                      0.84%         0.83%        0.84%        0.84%        0.86%
 14.  Ratio of net investment income/(loss)
      to average net assets                     (0.24%)       (0.16%)      (0.19%)      (0.14%)           --
 15.  Portfolio turnover rate                       27%           51%          65%          63%          70%
------------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 92  Janus Equity Funds prospectus

JANUS ENTERPRISE FUND
-----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                2002          2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD      $29.67        $68.41       $58.64       $32.33       $30.86
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income (loss)                  --            --           --           --           --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)            (6.74)       (38.74)        13.10        30.61         3.43
  4.  Total from investment operations          (6.74)       (38.74)        13.10        30.61         3.43
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)        --            --           --           --           --
  6.  Distributions (from capital gains)            --            --       (3.33)       (4.30)       (1.96)
  7.  Total distributions                           --            --       (3.33)       (4.30)       (1.96)
  8.  NET ASSET VALUE, END OF PERIOD            $22.93        $29.67       $68.41       $58.64       $32.33
  9.  Total return                            (22.72%)      (56.63%)       22.29%      104.09%       11.79%
 10.  Net assets, end of period (in
      millions)                                 $1,854        $3,072       $8,085       $2,330         $559
 11.  Average net assets for the period (in
      millions)                                 $2,518        $4,858       $7,266       $1,127         $551
 12.  Ratio of gross expenses to average net
      assets                                     0.93%         0.92%        0.90%        0.98%        1.08%
 13.  Ratio of net expenses to average net
      assets                                     0.90%         0.90%        0.88%        0.95%        1.06%
 14.  Ratio of net investment income/(loss)
      to average net assets                    (0.43%)       (0.55%)      (0.65%)      (0.67%)      (0.67%)
 15.  Portfolio turnover rate                      64%           85%          80%          98%         134%
-----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  93

JANUS MERCURY FUND
-----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                 2002          2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD       $19.14        $40.59       $35.65       $20.77      $18.65
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/loss                     --          0.04         0.03           --      (0.01)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)             (4.18)       (17.05)         8.18        16.89        4.07
  4.  Total from investment operations           (4.18)       (17.01)         8.21        16.89        4.06
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)     (0.04)        (0.03)           --           --      (0.04)
  6.  Distributions (from capital gains)             --        (4.41)       (3.27)       (2.01)      (1.90)
  7.  Total distributions                        (0.04)        (4.44)       (3.27)       (2.01)      (1.94)
  8.  NET ASSET VALUE, END OF PERIOD             $14.92        $19.14       $40.59       $35.65      $20.77
  9.  Total return                             (21.88%)      (46.21%)       22.99%       86.02%      24.75%
 10.  Net assets, end of period (in millions)    $5,034        $7,910      $16,348       $9,060      $2,368
 11.  Average net assets for the period (in
      millions)                                  $6,784       $11,243      $15,904       $5,258      $2,103
 12.  Ratio of gross expenses to average net
      assets                                      0.94%         0.89%        0.89%        0.93%       0.97%
 13.  Ratio of net expenses to average net
      assets                                      0.92%         0.88%        0.88%        0.91%       0.94%
 14.  Ratio of net investment income/(loss)
      to average net assets                     (0.07%)         0.16%        0.08%      (0.39%)      (0.33%)
 15.  Portfolio turnover rate                       97%           83%          71%          89%        105%
-----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 94  Janus Equity Funds prospectus

JANUS OLYMPUS FUND
-----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                  2002          2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $24.59        $50.50      $40.87      $21.70       $18.41
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                           --          0.13        0.21        0.02           --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (3.88)       (25.42)       11.21       19.15         4.05
  4.  Total from investment operations            (3.88)       (25.29)       11.42       19.17         4.05
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)      (0.11)        (0.23)      (0.01)          --       (0.04)
  6.  Distributions (from capital gains)              --        (0.39)      (1.78)          --       (0.72)
  7.  Total distributions                         (0.11)        (0.62)      (1.79)          --       (0.76)
  8.  NET ASSET VALUE, END OF PERIOD              $20.60        $24.59      $50.50      $40.87       $21.70
  9.  Total return                              (15.89%)      (50.61%)      28.05%      88.34%       23.10%
 10.  Net assets, end of period (in millions)     $2,136        $3,074      $7,696      $3,887         $947
 11.  Average net assets for the period (in
      millions)                                   $2,883        $4,767      $7,594      $2,269         $774
 12.  Ratio of gross expenses to average net
      assets                                       0.94%         0.91%       0.91%       0.95%        1.01%
 13.  Ratio of net expenses to average net
      assets                                       0.91%         0.89%       0.90%       0.93%        0.98%
 14.  Ratio of net investment income/(loss) to
      average net assets                         (0.13%)         0.34%       0.51%       0.06%      (0.21%)
 15.  Portfolio turnover rate                        90%          118%         96%         91%         123%
-----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  95

JANUS ORION FUND
-----------------------------------------------------------------------------------------------
                                                         Years or Period ended October 31st
                                                       2002             2001           2000(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD              $5.21            $8.81           $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                --               --             0.02
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                         (0.88)           (3.58)           (1.21)
  4.  Total from investment operations                 (0.88)           (3.58)           (1.19)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)               --           (0.02)               --
  6.  Distributions (from capital gains)                   --               --               --
  7.  Total distributions                                  --           (0.02)               --
  8.  NET ASSET VALUE, END OF PERIOD                    $4.33            $5.21            $8.81
  9.  Total return*                                  (16.70%)         (40.69%)         (11.90%)
 10.  Net assets, end of period (in millions)            $422             $602           $1,128
 11.  Average net assets for the period (in
      millions)                                          $563             $762           $1,087
 12.  Ratio of gross expenses to average net
      assets**                                          1.09%            1.06%            1.14%
 13.  Ratio of net expenses to average net
      assets**                                          1.04%            1.03%            1.12%
 14.  Ratio of net investment income/(loss) to
      average net assets**                            (0.30%)          (0.06%)            0.82%
 15.  Portfolio turnover rate**                          161%             206%              35%
-----------------------------------------------------------------------------------------------

(1) Fiscal period from June 30, 2000 (inception) to October 31, 2000.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 96  Janus Equity Funds prospectus

JANUS GLOBAL LIFE SCIENCES FUND
--------------------------------------------------------------------------------------------------
                                                       Years or period ended October 31st
                                                 2002           2001          2000        1999(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD       $16.96         $22.41       $11.97         $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                          --             --         0.02             --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)             (4.14)         (5.43)        10.42           1.97
  4.  Total from investment operations           (4.14)         (5.43)        10.44           1.97
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                        --         (0.02)           --             --
  6.  Distributions (from capital gains)             --             --           --             --
  7.  Total distributions                            --         (0.02)           --             --
  8.  NET ASSET VALUE, END OF PERIOD             $12.82         $16.96       $22.41         $11.97
  9.  Total return**                           (24.35%)       (24.26%)       87.22%         19.70%
 10.  Net assets, end of period (in
      millions)                                  $1,390         $2,415       $4,267           $344
 11.  Average net assets for the period (in
      millions)                                  $1,928         $2,958       $2,987           $228
 12.  Ratio of gross expenses to average
      net assets***                               0.89%          0.93%        0.97%          1.21%
 13.  Ratio of net expenses to average net
      assets***                                   0.88%          0.91%        0.94%          1.19%
 14.  Ratio of net investment income/(loss)
      to average net assets***                  (0.42%)        (0.32%)        0.14%        (0.41%)
 15.  Portfolio turnover rate***                    73%            84%         147%           235%
--------------------------------------------------------------------------------------------------

 (1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.
  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

                                                        Financial highlights  97

JANUS GLOBAL TECHNOLOGY FUND
------------------------------------------------------------------------------------------
                                                    Years or period ended October 31st
                                                   2002       2001       2000     1999(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD         $10.83     $27.44    $20.95     $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                        (0.01)       0.36    (0.02)         --
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                     (3.41)    (16.64)      6.71      10.95
  4.  Total from investment operations             (3.42)    (16.28)      6.69      10.95
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)           --     (0.16)    (0.02)         --
  6.  Distributions (from capital gains)               --         --    (0.18)         --
  7.  Tax return of capital                            --     (0.17)        --         --
  8.  Total distributions                              --     (0.33)    (0.20)         --
  9.  NET ASSET VALUE, END OF PERIOD                $7.41     $10.83    $27.44     $20.95
 10.  Total return**                             (31.67%)   (59.95%)    31.99%    109.40%
 11.  Net assets, end of period (in millions)      $1,250     $2,276    $7,564     $3,335
 12.  Average net assets for the period (in
      millions)                                    $1,907     $4,010    $8,884     $1,266
 13.  Ratio of gross expenses to average net
      assets***                                     0.96%      0.92%     0.91%      1.04%
 14.  Ratio of net expenses to average net
      assets***                                     0.94%      0.90%     0.90%      1.02%
 15.  Ratio of net investment income/(loss) to
      average net assets***                       (0.14%)      0.55%     0.17%    (0.11%)
 16.  Portfolio turnover rate***                      66%        60%       47%        31%
------------------------------------------------------------------------------------------

 (1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.
  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

 98  Janus Equity Funds prospectus

JANUS GLOBAL VALUE FUND
--------------------------------------------------------------------------------------------
                                                                   Year or Period ended
                                                                       October 31st
                                                                 2002             2001(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                        $9.68            $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                 0.03              0.02
  3.  Net gains or (losses) on securities (both realized
      and unrealized)                                            (1.04)            (0.34)
  4.  Total from investment operations                           (1.01)            (0.32)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                     (0.02)                --
  6.  Distributions (from capital gains)                         (0.01)                --
  7.  Total distributions                                        (0.03)                --
  8.  NET ASSET VALUE, END OF PERIOD                              $8.64             $9.68
  9.  Total return*                                            (10.59%)           (3.10%)
 10.  Net assets, end of period (in millions)                      $149               $63
 11.  Average net assets for the period (in millions)              $155               $55
 12.  Ratio of gross expenses to average net assets**             1.19%             1.52%
 13.  Ratio of net expenses to average net assets**               1.16%             1.50%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                    0.40%             0.64%
 15.  Portfolio turnover rate**                                     84%                0%
--------------------------------------------------------------------------------------------

(1) Fiscal period from June 29, 2001 (inception) to October 31, 2001.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                                        Financial highlights  99

JANUS OVERSEAS FUND
-------------------------------------------------------------------------------------------
                                                       Years ended October 31st
                                              2002       2001      2000     1999      1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD    $18.44     $33.44   $25.35    $17.95   $17.94
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                     0.15       0.28     0.01        --     0.08
  3.  Net gains or (losses) on securities
      (both realized and unrealized)          (3.05)    (11.42)     8.22      7.49     0.54
  4.  Total from investment operations        (2.90)    (11.14)     8.23      7.49     0.62
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                 (0.10)     (0.20)       --    (0.09)   (0.10)
  6.  Distributions (from capital gains)          --     (3.66)   (0.14)        --   (0.51)
  7.  Total distributions                     (0.10)     (3.86)   (0.14)    (0.09)   (0.61)
  8.  NET ASSET VALUE, END OF PERIOD          $15.44     $18.44   $33.44    $25.35   $17.95
  9.  Total return                          (15.78%)   (37.09%)   32.59%    41.77%    3.55%
 10.  Net assets, end of period (in
      millions)                               $3,243     $4,989   $9,380    $5,640   $3,889
 11.  Average net assets for the period
      (in millions)                           $4,446     $6,946   $9,863    $4,578   $3,949
 12.  Ratio of gross expenses to average
      net assets                               0.91%      0.87%    0.89%     0.92%    0.96%
 13.  Ratio of net expenses to average net
      assets                                   0.89%      0.85%    0.88%     0.91%    0.94%
 14.  Ratio of net investment
      income/(loss) to average net assets      0.69%      0.77%    0.22%   (0.03%)    0.58%
 15.  Portfolio turnover rate                    63%        65%      62%       92%     105%
-------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 100  Janus Equity Funds prospectus

JANUS WORLDWIDE FUND
-------------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                            2002          2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                $40.17        $70.74       $58.87       $41.52       $40.05
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                   0.27          0.39         0.03         0.02         1.26
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                           (7.56)       (24.04)        13.15        17.51         3.01
  4.  Total from investment operations      (7.29)       (23.65)        13.18        17.53         4.27
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                               (0.01)        (0.41)       (0.03)       (0.18)       (1.35)
  6.  Distributions (from capital gains)        --        (6.51)       (1.28)           --       (1.45)
  7.  Total distributions                   (0.01)        (6.92)       (1.31)       (0.18)       (2.80)
  8.  NET ASSET VALUE, END OF PERIOD        $32.87        $40.17       $70.74       $58.87       $41.52
  9.  Total return                        (18.15%)      (36.56%)       22.41%       42.33%       11.40%
 10.  Net assets, end of period (in
      millions)                            $13,465       $20,331      $37,775      $24,091      $13,932
 11.  Average net assets for the period
      (in millions)                        $18,185       $27,993      $38,727      $18,893      $13,078
 12.  Ratio of gross expenses to average
      net assets                             0.87%         0.87%        0.88%        0.89%        0.92%
 13.  Ratio of net expenses to average
      net assets                             0.86%         0.85%        0.86%        0.88%        0.90%
 14.  Ratio of net investment
      income/(loss) to average net
      assets                                 0.62%         0.53%        0.13%        0.07%        0.47%
 15.  Portfolio turnover rate                  73%           78%          58%          68%          86%
-------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                       Financial highlights  101

JANUS BALANCED FUND
----------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31st
                                                   2002         2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD         $19.27       $22.83      $21.79      $17.22      $16.73
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                          0.47         0.56        0.61        0.42        0.33
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                     (1.20)       (2.48)        1.33        4.69        2.00
  4.  Total from investment operations             (0.73)       (1.92)        1.94        5.11        2.33
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)       (0.46)       (0.61)      (0.58)      (0.43)      (0.35)
  6.  Distributions (from capital gains)               --       (1.03)      (0.32)      (0.11)      (1.49)
  7.  Total distributions                          (0.46)       (1.64)      (0.90)      (0.54)      (1.84)
  8.  NET ASSET VALUE, END OF PERIOD               $18.08       $19.27      $22.83      $21.79      $17.22
  9.  Total return                                (3.85%)      (8.83%)       8.93%      29.89%      15.48%
 10.  Net assets, end of period (in millions)      $3,936       $4,410      $4,773      $2,930        $830
 11.  Average net assets for the period (in
      millions)                                    $4,278       $4,663      $4,072      $1,954        $537
 12.  Ratio of gross expenses to average net
      assets                                        0.86%        0.85%       0.87%       0.92%       1.03%
 13.  Ratio of net expenses to average net
      assets                                        0.84%        0.83%       0.85%       0.91%       1.01%
 14.  Ratio of net investment income/(loss) to
      average net assets                            2.44%        2.79%       2.92%       2.37%       2.34%
 15.  Portfolio turnover rate                         88%         117%         87%         64%         73%
----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 102  Janus Equity Funds prospectus

JANUS CORE EQUITY FUND
----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                  2002          2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $16.78        $24.25      $22.57      $15.59      $13.98
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                         0.11          0.17        0.15        0.14        0.05
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (1.81)        (4.98)        2.25        7.17        2.47
  4.  Total from investment operations            (1.70)        (4.81)        2.40        7.31        2.52
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)      (0.09)        (0.13)      (0.14)      (0.15)      (0.03)
  6.  Distributions (from capital gains)              --        (2.53)      (0.58)      (0.18)      (0.88)
  7.  Total distributions                         (0.09)        (2.66)      (0.72)      (0.33)      (0.91)
  8.  NET ASSET VALUE, END OF PERIOD              $14.99        $16.78      $24.25      $22.57      $15.59
  9.  Total return                              (10.26%)      (21.70%)      10.65%      47.22%      19.21%
 10.  Net assets, end of period (in millions)       $707          $733      $1,027        $781        $201
 11.  Average net assets for the period (in
      millions)                                     $802          $876      $1,019        $571        $134
 12.  Ratio of gross expenses to average net
      assets                                       0.92%         0.95%       0.95%       1.02%       1.21%
 13.  Ratio of net expenses to average net
      assets                                       0.89%         0.93%       0.93%       1.01%       1.18%
 14.  Ratio of net investment income/(loss) to
      average net assets                           0.66%         0.85%       0.65%       0.81%       0.41%
 15.  Portfolio turnover rate                        98%          115%        116%         81%        101%
----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                       Financial highlights  103

JANUS GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                  2002          2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $27.99        $40.88      $36.84      $26.45      $25.07
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                         0.20          0.32        0.18        0.26        0.08
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (4.28)       (11.24)        5.84       12.27        3.72
  4.  Total from investment operations            (4.08)       (10.92)        6.02       12.53        3.80
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)      (0.21)        (0.35)      (0.14)      (0.27)      (0.04)
  6.  Distributions (from capital gains)              --        (1.62)      (1.84)      (1.87)      (2.38)
  7.  Total distributions                         (0.21)        (1.97)      (1.98)      (2.14)      (2.42)
  8.  NET ASSET VALUE, END OF PERIOD              $23.70        $27.99      $40.88      $36.84      $26.45
  9.  Total return                              (14.62%)      (27.66%)      16.44%      49.59%      16.73%
 10.  Net assets, end of period (in millions)     $5,328        $6,575      $9,306      $5,837      $2,819
 11.  Average net assets for the period (in
      millions)                                   $6,480        $7,758      $8,594      $4,375      $2,479
 12.  Ratio of gross expenses to average net
      assets                                       0.90%         0.87%       0.89%       0.92%       0.96%
 13.  Ratio of net expenses to average net
      assets                                       0.88%         0.86%       0.88%       0.90%       0.94%
 14.  Ratio of net investment income/(loss) to
      average net assets                           0.73%         0.96%       0.49%       0.37%       0.33%
 15.  Portfolio turnover rate                        49%           59%         41%         43%         95%
----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 104  Janus Equity Funds prospectus

JANUS SPECIAL EQUITY FUND(1)
------------------------------------------------------------------------------------------------
                                                          Years or Period ended October 31st
                                                         2002             2001           2000(2)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                $8.42           $11.29         $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                  --             0.03           0.01
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                           (1.45)           (2.65)           1.28
  4.  Total from investment operations                   (1.45)           (2.62)           1.29
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)             (0.02)           (0.02)             --
  6.  Distributions (from capital gains)                     --           (0.23)             --
  7.  Total distributions                                (0.02)           (0.25)             --
  8.  NET ASSET VALUE, END OF PERIOD                      $6.95            $8.42         $11.29
  9.  Total return**                                   (17.23%)         (23.61%)         12.90%
 10.  Net assets, end of period (in millions)            $1,287           $1,955         $3,127
 11.  Average net assets for the period (in
      millions)                                          $1,808           $2,666         $2,841
 12.  Ratio of gross expenses to average net
      assets***                                           1.01%            0.92%          1.02%
 13.  Ratio of net expenses to average net
      assets***                                           0.98%            0.91%          0.99%
 14.  Ratio of net investment income/(loss) to
      average net assets***                               0.03%            0.29%          0.14%
 15.  Portfolio turnover rate***                            60%              77%            72%
------------------------------------------------------------------------------------------------

 (1) Formerly, Janus Strategic Value Fund.
 (2) Fiscal period from February 29, 2000 (inception) to October 31, 2000.
  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

                                                       Financial highlights  105

JANUS MID CAP VALUE FUND - INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                       Year or Period ended September 30
                                           2002          2001         2000         1999        1998(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                               $14.30        $14.43       $12.17        $9.33       $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                  0.02          0.06         0.08         0.07         0.03
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                          (0.23)          1.27         3.46         2.83       (0.70)
  4.  Total from investment operations     (0.21)          1.33         3.54         2.90       (0.67)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                              (0.03)        (0.10)       (0.04)       (0.06)           --
  6.  Distributions (from capital
      gains)                               (0.35)        (1.36)       (1.24)           --           --
  7.  Total distributions                  (0.38)        (1.46)       (1.28)       (0.06)
  8.  NET ASSET VALUE, END OF PERIOD       $13.71        $14.30       $14.43       $12.17        $9.33
  9.  Total return*                       (1.96)%         9.70%       31.11%       31.12%      (6.70)%
 10.  Net assets, end of period (in
      thousands)                         $782,101      $148,505      $33,013      $22,918      $19,710
 11.  Ratio of net expenses to average
      net assets(2)**                       1.17%         1.22%        1.59%        1.62%        1.68%
 12.  Ratio of net investment
      income/(loss) to average net
      assets**                              0.28%         0.78%        0.72%        0.54%        2.30%
 13.  Portfolio turnover rate***              65%          116%         129%         154%          25%
------------------------------------------------------------------------------------------------------

 (1) Fiscal period from August 12, 1998 (inception) to September 30, 1998.
 (2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.
  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
***  Not annualized.

 106  Janus Equity Funds prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

                                               Glossary of investment terms  107
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 108  Janus Equity Funds prospectus

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a

                                               Glossary of investment terms  109
               specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices,

 110  Janus Equity Funds prospectus
               commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

                                               Glossary of investment terms  111

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 112  Janus Equity Funds prospectus

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 114

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                                                                             115

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 116

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

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion on the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                    February 28, 2003
                    As Supplemented May 5, 2003, June 30, 2003,
                    July 25, 2003, November 7, 2003
                    and November 26, 2003

                             GROWTH
                              Janus Fund
                              Janus Enterprise Fund
                              Janus Mercury Fund
                              Janus Olympus Fund
                              Janus Orion Fund




                             INTERNATIONAL/GLOBAL
                              Janus Global Life Sciences Fund
                              Janus Global Technology Fund
                              Janus Global Value Fund
                              Janus Overseas Fund
                              Janus Worldwide Fund




                             CORE
                              Janus Balanced Fund
                              Janus Core Equity Fund
                              Janus Growth and Income Fund
                              Janus Special Equity Fund




                             RISK-MANAGED
                              Janus Risk-Managed Stock Fund




                             VALUE
                              Janus Mid Cap Value Fund -    Investor Shares

                               JANUS EQUITY FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                             Janus Investment Fund
                            Janus Global Value Fund

                      Supplement Dated September 30, 2003
                       To Currently Effective Prospectus

Effective December 5, 2003, Janus Global Value Fund will change its name to "Janus Global Opportunities Fund." The Fund will continue to emphasize investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth and will normally invest in issuers from at least five different countries, which may include the United States.

You should consider this information in deciding whether the Fund is an appropriate investment for you.

111-31-042  09-03

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Funds..................................    2
                   Fees and expenses.............................   26

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal investment
                   strategies....................................   28
                   General portfolio policies....................   39
                   Risks.........................................   43

                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   50
                   Purchases.....................................   51
                   Exchanges.....................................   51
                   Redemptions...................................   52
                   Tax-deferred accounts.........................   54
                   Excessive trading.............................   54
                   Shareholder account policies..................   56

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   57
                   Management expenses...........................   58
                   Subadvisers...................................   58
                   Investment personnel..........................   60

                OTHER INFORMATION................................   68

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   72
                   Taxes.........................................   73

                FINANCIAL HIGHLIGHTS.............................   75

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   91
                   Futures, options and other derivatives........   94
                   Other investments, strategies and/or
                   techniques....................................   95

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS

               The Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Janus Balanced Fund and Janus Growth and Income Fund may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?

--------------------------------------------------------------------------------
               GROWTH

               - JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               - JANUS ENTERPRISE FUND, JANUS MERCURY FUND, JANUS OLYMPUS
                 FUND AND JANUS ORION FUND seek long-term growth of capital.

               INTERNATIONAL/GLOBAL

               - JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY
                 FUND, JANUS GLOBAL VALUE FUND AND JANUS OVERSEAS FUND seek long-term growth of capital.

               - JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               CORE

               - JANUS BALANCED FUND seeks long-term capital growth,
                 consistent with preservation of capital and balanced by current income.

               - JANUS CORE EQUITY FUND AND JANUS SPECIAL EQUITY FUND seek long-term growth of capital.

               - JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

               RISK-MANAGED

               - JANUS RISK-MANAGED STOCK FUND seeks long-term growth of
                 capital.
 2  Janus Equity Funds prospectus

               VALUE

               - JANUS MID CAP VALUE FUND seeks capital appreciation.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

               For all Funds except Janus Risk-Managed Stock Fund, the portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               For Janus Risk-Managed Stock Fund, INTECH applies a mathematical portfolio management process to construct an investment portfolio for the Fund from a universe of common stocks. INTECH developed the formulas underlying this mathematical process.

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.

               Within the parameters of its specific investment policies discussed below, each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Janus Special Equity Fund, Janus Risk-Managed Stock Fund, Janus Core Equity Fund and Janus Mid Cap Value Fund).

               JANUS FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

                                                          Risk/return summary  3

               As of October 31, 2002, the Fund's weighted average market capitalization was $25.7 billion.

               JANUS ENTERPRISE FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

               JANUS MERCURY FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OLYMPUS FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS ORION FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS GLOBAL LIFE SCIENCES FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

               JANUS GLOBAL TECHNOLOGY FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

               JANUS GLOBAL VALUE FUND invests primarily in common stocks of companies of any size located throughout the world with the

 4  Janus Equity Funds prospectus
               potential for long-term growth of capital using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even in a single country.

               JANUS OVERSEAS FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

               JANUS WORLDWIDE FUND invests primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country.

               JANUS BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.

               JANUS CORE EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Fund may invest in companies of any size.

               JANUS GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its

                                                          Risk/return summary  5
               assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

               JANUS SPECIAL EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               JANUS RISK-MANAGED STOCK FUND invests, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. The primary aim of the strategy is to outperform the Fund's benchmark index.

               Janus Risk-Managed Stock Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from the universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. INTECH pursues its goal by identifying stocks with higher average volatility than the Fund's benchmark index and combining those stocks in a manner that the subadviser believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

 6  Janus Equity Funds prospectus

               JANUS MID CAP VALUE FUND invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

               Janus Mid Cap Value Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Janus Mid Cap Value Fund's portfolio managers generally look for companies with:

               - A low price relative to their assets, earnings, cash flow or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

               For purposes of the Funds' 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

               The biggest risk is that the Funds' returns may vary, and you could lose money. The Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of Janus Global Value Fund and Janus Mid Cap Value Fund, if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio

                                                          Risk/return summary  7
               decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.

               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

               JANUS OLYMPUS FUND, JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL VALUE FUND AND JANUS SPECIAL EQUITY FUND are classified as nondiversified. This means they may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.

               JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL VALUE FUND, JANUS OVERSEAS FUND AND JANUS WORLDWIDE FUND may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

               JANUS GLOBAL LIFE SCIENCES FUND concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

 8  Janus Equity Funds prospectus

               Although JANUS GLOBAL TECHNOLOGY FUND does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

               For JANUS RISK-MANAGED STOCK FUND, the proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or their method of identifying stocks that tend to move in the same or opposite direction does not result in selecting stocks with continuing volatility and covariance as anticipated, the Fund may not outperform the benchmark index.

               JANUS MID CAP VALUE FUND'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

                                                          Risk/return summary  9

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. Investor Shares of Berger Mid Cap Value Fund were reorganized into Investor Shares of Janus Mid Cap Value Fund on April 21, 2003. The performance figures shown reflect the performance of Investor Shares of the Berger Mid Cap Value Fund. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index or indices.

 10  Janus Equity Funds prospectus

               JANUS FUND

                 Annual returns for calendar years ended 12/31
                                        10.92%  (1.10%) 29.43%  19.61%  22.72%  38.89%  47.13%  (14.91%) (26.10%)   (27.56%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1998 28.44%    Worst Quarter:  3rd-2001 (25.82%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (2/5/70)
                Janus Fund
                  Return Before Taxes       (27.56%)   (1.42%)    6.85%         13.91%
                  Return After Taxes on
                    Distributions           (27.56%)   (2.51%)    4.87%         10.65%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*         (16.92%)   (0.51%)    5.50%         10.64%
                S&P 500 Index+              (22.09%)   (0.58%)    9.34%         11.07%
                  (reflects no deduction
                    for expenses or taxes)
                                            -------------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  11

               JANUS ENTERPRISE FUND

                 Annual returns for calendar years ended 12/31
                                        15.64%  8.92%   27.25%  11.65%  10.82%  33.75%  121.90% (30.52%) (39.93%)   (28.28%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 57.93%    Worst Quarter:  1st-2001 (32.66%)

                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (9/1/92)
                Janus Enterprise Fund
                  Return Before Taxes        (28.28%)   (2.34%)     5.83%         8.33%
                  Return After Taxes on
                    Distributions            (28.28%)   (3.08%)     4.66%         7.17%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*          (17.36%)   (1.60%)     4.70%         6.90%
                Russell Midcap Growth
                  Index+                     (27.41%)   (1.82%)     6.71%         7.29%
                  (reflects no deduction
                    for expenses or taxes)
                S&P MidCap 400 Index++       (14.51%)    6.41%     11.96%        12.91%
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Effective February 28, 2003, Janus Enterprise Fund changed its primary benchmark from the S&P MidCap 400 Index to the Russell Midcap Growth Index. The performance of this index more closely correlates to the Fund's performance than the S&P Midcap 400 Index. The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Fund will retain the S&P MidCap 400 Index as a secondary index.
               ++ The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 12  Janus Equity Funds prospectus

               JANUS MERCURY FUND

                 Annual returns for calendar years ended 12/31
                                        15.86%  33.01%  17.67%  11.88%  58.41%  96.23%  (22.75%) (29.78%)   (29.00%)
                                         1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 42.72%    Worst Quarter:  1st-2001 (24.30%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                        1 year    5 years      (5/3/93)
                Janus Mercury Fund
                  Return Before Taxes                  (29.00%)    3.66%         11.68%
                  Return After Taxes on Distributions  (29.00%)    2.04%          9.25%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*           (17.81%)    3.30%          9.33%
                S&P 500 Index+                         (22.09%)   (0.58%)         9.47%
                  (reflects no deduction for expenses
                    or taxes)
                Russell 1000 Growth Index++            (27.88%)   (3.84%)         7.49%
                  (reflects no deduction for expenses
                    or taxes)
                                                       --------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.

                                                         Risk/return summary  13

               JANUS OLYMPUS FUND

                 Annual returns for calendar years ended 12/31
                                        21.73%  26.73%  56.97%  100.12% (21.63%) (32.05%)   (28.19%)
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 51.67%    Worst Quarter:  1st-2001 (26.29%)

                                        Average annual total return for periods ended 12/31/02
                                        ------------------------------------------------------
                                                                               Since Inception
                                                           1 year    5 years     (12/29/95)
                Janus Olympus Fund
                  Return Before Taxes                     (28.19%)     3.74%        9.20%
                  Return After Taxes on Distributions     (28.19%)     3.44%        8.70%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                  (17.31%)     3.17%        7.66%
                S&P 500 Index+                            (22.09%)    (0.58%)       6.87%
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index++               (27.88%)    (3.84%)       4.06%
                  (reflects no deduction for expenses or
                    taxes)
                                                          ------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.

 14  Janus Equity Funds prospectus

               JANUS ORION FUND

                 Annual returns for calendar years ended 12/31
                                                                  (14.69%)   (29.77%)
                                                                   2001       2002

                 Best Quarter:  4th-2001 22.79%    Worst Quarter:  1st-2001 (22.54%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year       (6/30/00)
                Janus Orion Fund
                  Return Before Taxes                          (29.77%)      (29.20%)
                  Return After Taxes on Distributions          (29.77%)      (29.23%)
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (18.28%)      (22.00%)
                S&P 500 Index+                                 (22.09%)      (17.05%)
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index++                    (27.88%)      (28.84%)
                  (reflects no deduction for expenses or
                    taxes)
                                                               ------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.

                                                         Risk/return summary  15

               JANUS GLOBAL LIFE SCIENCES FUND

                 Annual returns for calendar years ended 12/31
                                                      61.00%  33.34%  (18.09%)   (30.11%)
                                                       1999    2000    2001       2002

                 Best Quarter:  4th-1999 31.32%    Worst Quarter:  1st-2001 (26.25%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year      (12/31/98)
                Janus Global Life Sciences Fund
                  Return Before Taxes                          (30.11%)         5.29%
                  Return After Taxes on Distributions          (30.11%)         5.28%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (18.49%)         4.29%
                S&P 500 Index+                                 (22.09%)      (24.47%)
                  (reflects no deduction for fees, expenses
                    or taxes)
                                                               ------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

 16  Janus Equity Funds prospectus

               JANUS GLOBAL TECHNOLOGY FUND

                 Annual returns for calendar years ended 12/31
                                                      211.55% (33.67%) (39.96%)   (40.94%)
                                                       1999    2000    2001       2002

                 Best Quarter:  4th-1999 73.95%    Worst Quarter:  3rd-2001 (36.20%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year      (12/31/98)
                Janus Global Technology Fund
                  Return Before Taxes                          (40.94%)       (7.48%)
                  Return After Taxes on Distributions          (40.94%)       (7.68%)
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (25.14%)       (5.79%)
                S&P 500 Index+                                 (22.09%)      (24.47%)
                  (reflects no deduction for fees, expenses
                    or taxes)
                                                               ------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  17

               JANUS GLOBAL VALUE FUND

                 Annual returns for calendar years ended 12/31
                                                                         (15.91%)
                                                                           2002

                 Best Quarter:  4th-2001 17.51%    Worst Quarter:  3rd-2002 (21.31%)

                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                 1 year       (6/29/01)
                Global Value Fund
                  Return Before Taxes                           (15.91%)       (6.61%)
                  Return After Taxes on Distributions           (16.05%)       (6.76%)
                  Return After Taxes on Distributions and Sale
                    of Fund Shares*                              (9.77%)       (5.33%)
                Morgan Stanley Capital International World
                  Index+                                        (19.89%)      (17.83%)
                  (reflects no deduction for fees, expenses or
                    taxes)
                                                                ------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The Morgan Stanley Capital International World Index is a
                 market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 18  Janus Equity Funds prospectus

               JANUS OVERSEAS FUND

                 Annual returns for calendar years ended 12/31
                                        22.05%  28.83%  18.25%  16.03%  86.06%  (18.57%) (23.11%)   (23.89%)
                                         1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 60.63%    Worst Quarter:  3rd-2001 (20.82%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                        1 year    5 years      (5/2/94)
                Janus Overseas Fund
                  Return Before Taxes                  (23.89%)    0.57%         7.83%
                  Return After Taxes on Distributions  (24.19%)   (0.17%)        7.06%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*           (14.67%)    0.63%         6.53%
                Morgan Stanley Capital International
                  EAFE(R) Index+                       (15.94%)   (2.89%)        0.40%
                  (reflects no deduction for fees,
                    expenses or taxes)
                                                       --------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The Morgan Stanley Capital International EAFE(R) Index is a
                 market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

                                                         Risk/return summary  19

               JANUS WORLDWIDE FUND

                 Annual returns for calendar years ended 12/31
                                        28.41%  3.61%   21.90%  26.40%  20.48%  25.87%  64.37%  (16.87%) (22.88%)   (26.01%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 42.11%    Worst Quarter:  3rd-2001 (20.80%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (5/15/91)
                Janus Worldwide Fund
                  Return Before Taxes       (26.01%)   (0.38%)    9.26%         10.74%
                  Return After Taxes on
                    Distributions*          (26.28%)   (0.99%)    7.99%          9.60%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares**        (15.97%)   (0.04%)    7.56%          8.99%
                Morgan Stanley Capital
                  International World
                  Index+                    (19.89%)   (2.11%)    6.26%          5.49%
                  (reflects no deduction
                    for fees, expenses or
                    taxes)
                                            -------------------------------------------

                * The return after taxes on distributions is higher than the return before taxes because of the effect of foreign tax credits.
               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The Morgan Stanley Capital International World Index is a
                  market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 20  Janus Equity Funds prospectus

               JANUS BALANCED FUND

                 Annual returns for calendar years ended 12/31
                                        10.56%  0.02%   27.31%  15.30%  21.81%  31.20%  23.51%  (2.16%) (5.04%)    (6.56%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1998 18.75%    Worst Quarter:  3rd-2001 (5.94%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (9/1/92)
                Janus Balanced Fund
                  Return Before Taxes        (6.56%)     7.06%    10.77%        11.68%
                  Return After Taxes on
                    Distributions            (7.48%)     5.71%     8.62%         9.57%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*          (4.02%)     5.25%     8.00%         8.85%
                S&P 500 Index+              (22.09%)   (0.58%)     9.34%         9.67%
                  (reflects no deduction
                    for expenses or taxes)
                Lehman Brothers
                  Gov't/Credit Index++        11.04%     7.62%     7.61%         7.51%
                  (reflects no deduction
                    for expenses or taxes)
                                            -------------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                         Risk/return summary  21

               JANUS CORE EQUITY FUND

                 Annual returns for calendar years ended 12/31
                                           31.08%  40.05%  38.50%  (7.15%) (12.11%)   (18.02%)
                                            1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1998 26.34%    Worst Quarter:  3rd-2002 (15.25%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                        1 year    5 years      (6/28/96)
                Janus Core Equity Fund
                  Return Before Taxes                  (18.02%)    5.35%        10.95%
                  Return After Taxes on Distributions  (18.25%)    4.34%         9.39%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*           (11.06%)    4.29%         8.65%
                S&P 500 Index+                         (22.09%)   (0.58%)        5.84%
                  (reflects no deduction for expenses
                    or taxes)
                                                       --------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

 22  Janus Equity Funds prospectus

               JANUS GROWTH AND INCOME FUND

                 Annual returns for calendar years ended 12/31
                                        6.70%   (4.87%) 36.35%  26.03%  34.66%  34.87%  51.18%  (11.41%) (14.36%)   (21.51%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 29.20%    Worst Quarter:  3rd-2002 (16.37%)

                                       Average annual total return for periods ended 12/31/02
                                       ------------------------------------------------------
                                                                              Since Inception
                                               1 year    5 years   10 years      (5/15/91)
                Janus Growth and Income Fund
                  Return Before Taxes         (21.51%)    3.96%     11.05%        12.95%
                  Return After Taxes on
                    Distributions             (21.74%)    3.06%      9.29%        11.36%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*           (13.20%)    3.28%      8.75%        10.65%
                S&P 500 Index+                (22.09%)   (0.58%)     9.34%        10.02%
                  (reflects no deduction for
                    expenses or taxes)
                                              -----------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  23

               JANUS SPECIAL EQUITY FUND*

                 Annual returns for calendar years ended 12/31
                                                                  (11.74%)   (23.70%)
                                                                   2001       2002

                 Best Quarter:  4th-2001 16.94%    Worst Quarter:  3rd-2001 (22.31%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year       (2/29/00)
                Janus Special Equity Fund*
                  Return Before Taxes                          (23.70%)      (10.68%)
                  Return After Taxes on Distributions          (23.72%)      (11.02%)
                  Return After Taxes on Distributions and
                    Sale of Fund Shares**                      (14.55%)       (8.48%)
                S&P 500 Index+                                 (22.09%)      (13.19%)
                  (reflects no deduction for expenses or
                    taxes)
                                                               ------------------------

                * Formerly, Janus Strategic Value Fund.
               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

 24  Janus Equity Funds prospectus

               JANUS MID CAP VALUE FUND - INVESTOR SHARES

                 Annual returns for periods ended 12/31
                                                      21.56%  27.34%  20.52%    (13.09%)
                                                       1999    2000    2001       2002

                 Best Quarter:  12/31/01 21.28%    Worst Quarter:  9/30/02 (17.66%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                               1 year         8/12/98
                Janus Mid Cap Value Fund - Investor Shares
                  Return Before Taxes                         (13.09%)        15.11%
                  Return After Taxes on Distributions         (13.16%)        13.20%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (8.04%)        11.69%
                Russell Midcap Value Index+                    (9.64%)         3.55%
                  (reflects no deduction for expenses or
                    taxes)
                                                              -------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The Russell Midcap Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

               Since Janus Risk-Managed Stock Fund did not commence operations until February 28, 2003, performance information is not included for this Fund. The performance of this Fund will be compared to the S&P 500 Index, which is the Fund's benchmark index.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in

                                                         Risk/return summary  25
               the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

FEES AND EXPENSES

               The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown, except as noted, were determined based on net assets as of the fiscal year ended October 31, 2002.

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund that you have held for 3 months or less you may pay a redemption fee.

               SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                Sales Charges                                     None
                Redemption Fee on shares of Janus Global Life
                  Sciences Fund, Janus Global Technology Fund,
                  Janus Global Value Fund, Janus Overseas Fund,
                  Janus Worldwide Fund and Janus Risk-Managed
                  Stock Fund held 3 months or less (as a % of
                  amount redeemed)*                               1.00%

               * The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide. Effective March 1, 2004, the redemption fee for the Funds listed will increase to 2.00% on shares purchased on or after that date.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

 26  Janus Equity Funds prospectus

                                               Management    Other     Total Annual Fund
                                                  Fee       Expenses   Operating Expenses
  Janus Fund                                     0.65%       0.20%           0.85%
  Janus Enterprise Fund                          0.65%       0.28%           0.93%
  Janus Mercury Fund                             0.65%       0.29%           0.94%
  Janus Olympus Fund                             0.65%       0.29%           0.94%
  Janus Orion Fund                               0.65%       0.44%           1.09%
  Janus Global Life Sciences Fund                0.65%       0.24%           0.89%
  Janus Global Technology Fund                   0.65%       0.31%           0.96%
  Janus Global Value Fund                        0.65%       0.54%           1.19%
  Janus Overseas Fund                            0.65%       0.26%           0.91%
  Janus Worldwide Fund                           0.65%       0.22%           0.87%
  Janus Balanced Fund                            0.65%       0.21%           0.86%
  Janus Core Equity Fund                         0.65%       0.27%           0.92%
  Janus Growth and Income Fund                   0.65%       0.25%           0.90%
  Janus Special Equity Fund*                     0.65%       0.36%           1.01%
  Janus Risk-Managed Stock Fund                  0.65%       0.61%(1)        1.26%(2)
  Janus Mid Cap Value Fund - Investor Shares     0.65%       0.43%           1.08%

   *  Formerly, Janus Strategic Value Fund.
  (1) Since the Fund had not commenced operations as of October 31, 2002, "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.
  (2) Janus Capital is voluntarily waiving the Fund's management fee. This waiver could change or be terminated at any time at the option of Janus Capital.
  EXAMPLE:
  THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Fund                                           $ 87      $271      $471      $1,049
  Janus Enterprise Fund                                $ 95      $296      $515      $1,143
  Janus Mercury Fund                                   $ 96      $300      $520      $1,155
  Janus Olympus Fund                                   $ 96      $300      $520      $1,155
  Janus Orion Fund                                     $111      $347      $601      $1,329
  Janus Global Life Sciences Fund                      $ 91      $284      $493      $1,096
  Janus Global Technology Fund                         $ 98      $306      $531      $1,178
  Janus Global Value Fund                              $121      $378      $654      $1,443
  Janus Overseas Fund                                  $ 93      $290      $504      $1,120
  Janus Worldwide Fund                                 $ 89      $278      $482      $1,073
  Janus Balanced Fund                                  $ 88      $274      $477      $1,061
  Janus Core Equity Fund                               $ 94      $293      $509      $1,131
  Janus Growth and Income Fund                         $ 92      $287      $498      $1,108
  Janus Special Equity Fund*                           $103      $322      $558      $1,236
  Janus Risk-Managed Stock Fund                        $128      $400       N/A         N/A
  Janus Mid Cap Value Fund - Investor Shares           $110      $343      $595      $1,317

  * Formerly, Janus Strategic Value Fund.

                                                         Risk/return summary  27

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objectives of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS FUND
               Janus Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               JANUS ENTERPRISE FUND
               Janus Enterprise Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2002, they ranged from approximately $224 million to $13.5 billion.

               JANUS MERCURY FUND
               Janus Mercury Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

 28  Janus Equity Funds prospectus

               JANUS OLYMPUS FUND
               Janus Olympus Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS ORION FUND
               Janus Orion Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS GLOBAL LIFE SCIENCES FUND
               Janus Global Life Sciences Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

               JANUS GLOBAL TECHNOLOGY FUND
               Janus Global Technology Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

            Investment objectives, principal investment strategies and risks  29

               a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

               b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

               It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

               JANUS GLOBAL VALUE FUND
               Janus Global Value Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

               The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. The companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               JANUS OVERSEAS FUND
               Janus Overseas Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers

 30  Janus Equity Funds prospectus
               located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

               JANUS WORLDWIDE FUND
               Janus Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

               JANUS BALANCED FUND
               Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities.

               JANUS CORE EQUITY FUND
               Janus Core Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

               JANUS GROWTH AND INCOME FUND
               Janus Growth and Income Fund seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets

            Investment objectives, principal investment strategies and risks  31 in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

               JANUS SPECIAL EQUITY FUND
               Janus Special Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               JANUS RISK-MANAGED STOCK FUND
               Janus Risk-Managed Stock Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. Janus Risk-Managed Stock Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. The primary aim of this strategy is to outperform the Fund's benchmark index. The Fund's subadviser pursues this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that the subadviser believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to

 32  Janus Equity Funds prospectus
               select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. The Fund's subadviser approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

               JANUS MID CAP VALUE FUND
               Janus Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

               The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Consistent with its investment objective and policies, each of the Funds except Janus Risk-Managed Stock Fund, may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a fund holding if, among other things, the security reaches the portfolio managers' price target, if the

            Investment objectives, principal investment strategies and risks  33 company has a deterioration of fundamentals such as failing to meet key operating benchmarks or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

               In the case of Janus Global Value Fund, the portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. This "value" approach emphasizes investments in companies that the portfolio manager believes are undervalued relative to their intrinsic worth and have the potential for long-term growth of capital.

               Janus Balanced Fund and Janus Growth and Income Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Janus Growth and Income Fund and Janus Balanced Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

               Janus Special Equity Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               INTECH applies a mathematical portfolio management process to construct an investment portfolio for the Fund from a universe of common stocks. INTECH developed the formulas underlying this mathematical process.

               The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the Fund's

 34  Janus Equity Funds prospectus
               benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

               - selecting stocks primarily from stocks within the Fund's benchmark;

               - periodically determining an optimal weighting of the stocks and rebalancing to the optimal weighting; and

               - monitoring the total risk and volatility of the Fund's holdings with respect to the benchmark index.

               INTECH seeks to outperform the benchmark index through its mathematical process. INTECH seeks to identify those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant under performance relative to the benchmark index.

               The Fund may use exchange traded funds, as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

               Janus Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis

            Investment objectives, principal investment strategies and risks  35 without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

               Each Fund may invest in special situations or turnarounds. A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund and Janus Mid Cap Value Fund. Although the other Equity Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base

 36  Janus Equity Funds prospectus

               (e.g., Janus Fund, Janus Worldwide Fund and Janus Risk-Managed Stock Fund) are more likely to invest in larger, more established issuers.

5. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?

               Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

6. HOW DO THE PORTFOLIO MANAGERS FOR JANUS GLOBAL VALUE FUND AND JANUS MID CAP VALUE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of the Funds' portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

7. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?

               Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find

            Investment objectives, principal investment strategies and risks  37 companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

8. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

               Janus Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.

9. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               Janus Balanced Fund and Janus Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.

10. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

11. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios will consist of securities that

 38  Janus Equity Funds prospectus
               a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

12. HOW DO INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?

               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               Except as described below for Janus Risk-Managed Stock Fund, when a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds.

            Investment objectives, principal investment strategies and risks  39

               Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

               Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Janus Risk-Managed Stock Fund may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

               OTHER TYPES OF INVESTMENTS
               The Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, and securities convertible into common or preferred stocks. Janus Growth and Income Fund and Janus Balanced Fund also invest in domestic and foreign equity securities with varying degrees of emphasis on income. To a lesser degree, the Funds may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 20% of Janus Core Equity
                 Fund's, Janus Special Equity Fund's, Janus Risk-Managed Stock

 40  Janus Equity Funds prospectus

                 Fund's and Janus Mid Cap Value Fund's assets and less than 35% of each other Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have exper-

            Investment objectives, principal investment strategies and risks  41 ienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               The rebalancing technique used by Janus Risk-Managed Stock Fund may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. INTECH periodically rebalances the stocks in the portfolio to their optimal weighting

 42  Janus Equity Funds prospectus
               versus the Fund's benchmark index, as determined by INTECH's mathematical process.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS

               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF JANUS OLYMPUS FUND, JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL VALUE FUND AND JANUS SPECIAL EQUITY FUND, AFFECT THE FUNDS' RISK PROFILE?

               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a Fund more flexibility to focus its investments in the most attractive companies identified by the Fund's portfolio

            Investment objectives, principal investment strategies and risks  43 manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Orion Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

               Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, this Fund may be more volatile than a less concentrated portfolio. Although the other Funds offered by this Prospectus do not "concentrate" in a specific group of industries, each may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 44  Janus Equity Funds prospectus

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Global Value Fund and Janus Mid Cap Value Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

            Investment objectives, principal investment strategies and risks  45

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?

               Except as described below for Janus Risk-Managed Stock Fund, the Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will

 46  Janus Equity Funds prospectus
               benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

               Janus Risk-Managed Stock Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant under performance relative to the benchmark index.

               Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. Janus Risk-Managed Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgment proves incorrect.

7. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or

            Investment objectives, principal investment strategies and risks  47 newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 48  Janus Equity Funds prospectus

                               JANUS EQUITY FUNDS

                              Shareholder's Guide

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Funds. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by a Fund (or a Fund's agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds' holdings may change on days when you will not be able to purchase or redeem the Funds' shares.

               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the

 50  Janus Equity Funds prospectus
               failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including any minimum initial or subsequent investment requirements.

               Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.

EXCHANGES

               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is a taxable transaction (except for qualified plan accounts).

               - You may exchange shares of a Fund for shares of another Fund in
                 Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

               - You must meet the minimum investment amount for each Fund.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period. However, the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.

                                                         Shareholder's guide  51

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - An exchange from Janus Global Life Sciences Fund, Janus Global
                 Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund of shares held for three months or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.

REDEMPTIONS

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

               Shares of any Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

REDEMPTION FEE

               Redemptions (and exchanges) of shares from Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund held for three months or less may be subject to the Funds' redemption fee. Currently, the redemption fee is 1.00% of a shareholder's redemption proceeds. Effective March 1, 2004, the redemption fee for the Funds listed above will increase to 2.00% on shares purchased on or after that date. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage

 52  Janus Equity Funds prospectus
               commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

               Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

               However, the redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

               In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Funds; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

               In addition to the circumstances noted in the preceding paragraph, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds'

                                                         Shareholder's guide  53
               redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCESSIVE TRADING

               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Funds will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Funds reserve the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes that he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Funds' exchange limits or excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

 54  Janus Equity Funds prospectus

               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by your financial intermediary or plan sponsor in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your financial intermediary or plan sponsor.

               The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

               Effective December 31, 2003, the Funds' full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Funds' top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. Most Funds will disclose their top ten portfolio holdings. However, Janus Orion Fund, Janus Global Technology Fund and Janus Global Life Sciences Fund will disclose only their top five portfolio holdings. The Funds will also provide the percentage of their total portfolios that are represented by their top five or ten holdings.

               The Funds provide specific portfolio level attribution analysis information upon request. Such attribution analyses will be prepared monthly, with a 30-day lag, and may be obtained by calling a Janus Investor Service representative.

                                                         Shareholder's guide  55

SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

               A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Funds distribute dividend information annually.

               You will receive annual and semiannual reports including the financial statements of the Funds that you have authorized for investment through your financial intermediary or plan sponsor. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. The Trust's fiscal year ends October 31.

 56  Janus Equity Funds prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management and other business affairs of the investment portfolios of all Funds except Janus Risk-Managed Stock Fund and Janus Mid Cap Value Fund.

               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider such arrangements when evaluating any recommendation of the Funds.

               Berger Financial Group LLC ("Berger Financial"), 210 University Blvd., Denver, Colorado 80206, was the investment adviser to Janus Mid Cap Value Fund's predecessor until the reorganization of Berger Mid Cap Value Fund into the Fund.

                                                     Management of the Funds  57

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the most recent fiscal year, each Fund except Janus Mid Cap Value Fund, paid Janus Capital a management fee of 0.65% of its average daily net assets for the period it was in operation. For the fiscal year ended September 30, 2002, Janus Mid Cap Value Fund paid Berger Financial (the Fund's former adviser) a management fee of 0.75% of its average daily net assets. Janus Mid Cap Value Fund has changed its fiscal year end to October 31 in connection with the reorganization of Berger Mid Cap Value Fund into the Fund.

               Janus Capital pays INTECH a subadvisory fee from its management fee for managing Janus Risk-Managed Stock Fund. Janus Mid Cap Value Fund pays Perkins a subadvisory fee, which is calculated daily and paid monthly. Under the advisory agreement with Janus Capital and subadvisory agreement with Perkins, Janus Mid Cap Value Fund expects to pay Janus Capital and Perkins total management fees of 0.65% for the fiscal year ending October 31, 2003.

               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

SUBADVISERS

               Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Risk-Managed Stock Fund. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser to separately managed accounts and other registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital indirectly owns 77.5% of the outstanding voting shares of INTECH.

 58  Janus Equity Funds prospectus

               Perkins, Wolf, McDonnell and Company, LLC ("Perkins") has served as subadviser to Janus Mid Cap Value Fund since its inception in 1998. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984. Perkins provides day-to-day portfolio management to the Fund, as well as to other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

                                                     Management of the Funds  59

INVESTMENT PERSONNEL

JANUS PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Worldwide Fund, for which he has served as Co-Manager or Manager since September 1999. Mr. Chang served as
                   Executive Vice President and Co-Manager of Janus Overseas Fund from April 1998 through December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Enterprise Fund. He is also Portfolio Manager of other
                   Janus accounts. Mr. Coleman served as Co-Portfolio Manager for Janus Venture Fund from 1997 through 2000. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a bachelor's degree in political economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

 60  Janus Equity Funds prospectus

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund, which he has managed since August 1997, and Janus Mercury Fund, which he has managed since February 2003. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University in 1993.

DAVID C. DECKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Special Equity Fund (formerly Janus Strategic Value Fund), which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. Mr. Decker served as Portfolio Manager of Janus Special Situations
                   Fund from its inception until it merged into Janus
                   Strategic Value Fund in February 2003. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master's of Business Administration degree with an emphasis in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial
                   Analysis designation.

C. MIKE LU
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Technology Fund, which he has managed since inception. Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  61

BRENT A. LYNN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Overseas Fund, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Masters degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

THOMAS R. MALLEY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Core Equity Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. Ms.
                   Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

 62  Janus Equity Funds prospectus

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since January 2000. Mr. Rollins served as Executive Vice President and Portfolio Manager of Janus Balanced Fund from January 1996 through December 1999, and as Executive Vice President and Portfolio
                   Manager of Janus Equity Income Fund from June 1996 through December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered
                   Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr.
                   Sachs holds an undergraduate degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

JASON P. YEE
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Value Fund, which he has managed since inception.
                   Mr. Yee is also Portfolio Manager of other Janus accounts.
                   He joined Janus in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000,
                   Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  63

CLAIRE YOUNG
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms.
                   Young joined Janus Capital in January 1992. Ms. Young holds a Bachelor of Science degree in Electrical
                   Engineering from Yale University. Ms. Young has earned the right to use the Chartered Financial Analyst designation.

JANUS ASSISTANT PORTFOLIO MANAGERS

ANDREW ACKER
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Global Life
                   Sciences Fund. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree in Biochemical Sciences from Harvard College and a Master's degree in Business Administration from Harvard Business School. He has earned the right to use the Chartered Financial Analyst designation.

MATTHEW ANKRUM
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Special Equity
                   Fund. He joined Janus Capital in 1996 as a research analyst. Mr. Ankrum holds a Bachelor's degree in Finance from the University of Wisconsin and received a Master's degree in Business Administration with honors from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

 64  Janus Equity Funds prospectus

BRIAN DEMAIN
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager for Janus Olympus Fund. He joined Janus Capital in 1999 as a securities analyst. Mr. Demain holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. He has earned the right to use the Chartered Financial Analyst designation.

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business
                   Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

MINYOUNG SOHN
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Mercury Fund and Janus Growth and Income Fund. He joined Janus Capital in
                   1998 as a research analyst. Mr. Sohn holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered
                   Financial Analyst designation.

                                                     Management of the Funds  65

GARTH YETTICK
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Overseas Fund.
                   Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting
                   Group from 1994 to 1997. He holds a Bachelor's degree in Computer Science and Mathematics from Harvard College. He has earned the right to use the Chartered Financial
                   Analyst designation.

INTECH PORTFOLIO MANAGERS

                   No one person on the investment team is primarily responsible for implementing the investment strategies of Janus Risk-Managed Stock Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.

 66  Janus Equity Funds prospectus

PERKINS PORTFOLIO MANAGERS

JEFF KAUTZ
--------------------------------------------------------------------------------
                   is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since February 2002. Mr.
                   Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago.
                   Mr. Kautz has earned the right to use the Chartered
                   Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
                   is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami
                   University.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
                   is the lead Manager of Janus Mid Cap Value Fund and was the lead Manager of the Fund's predecessor since 1998. As lead Manager, Mr. Perkins is responsible for the daily decisions of Janus Mid Cap Value Fund's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since
                   1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

                                                     Management of the Funds  67

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Investor Shares of Janus Mid Cap Value Fund which is available to the general public. Institutional Shares of Janus Mid Cap Value Fund are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund and/or open new Fund accounts. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information, please call 1-800-525-3713.

               SIZE OF FUNDS

               The Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing plan participants and other shareholders invested in that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               PENDING LEGAL MATTERS

               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectus.

 68  Janus Equity Funds prospectus

               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:

               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.

                                                           Other information  69

               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.

               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information
 70  Janus Equity Funds prospectus
               describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  71

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions.

               DISTRIBUTION SCHEDULE

                                              Dividends            Capital Gains
                Janus Balanced Fund and       Normally declared    Normally declared
                Janus Growth and Income Fund  and distributed in   and distributed in
                                              March, June,         December
                                              September and
                                              December
                ----------------------------------------------------------------------
                All other Equity Funds        Normally declared    Normally declared
                                              and distributed in   and distributed in
                                              December             December

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

 72  Janus Equity Funds prospectus

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will

                                                     Distributions and taxes  73
               be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 74  Janus Equity Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). No financial highlights are presented for Janus Risk-Managed Stock Fund because it did not commence operations until February 28, 2003. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

               The information for Janus Mid Cap Value Fund has been derived from the financial statements of the Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. The Fund has changed its fiscal year end to October 31. The information was audited by PricewaterhouseCoopers LLP, whose report along with the financial statements of Berger Mid Cap Value Fund is incorporated by reference into the SAI, which is available upon request.

                                                        Financial highlights  75

JANUS FUND
------------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31
                                               2002            2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD       $22.11        $44.00       $42.78       $27.97       $29.36
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                          --            --           --           --       (0.02)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)             (3.72)       (17.50)         6.44        15.63         3.70
  4.  Total from investment operations           (3.72)       (17.50)         6.44        15.63         3.68
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                        --            --           --           --       (0.23)
  6.  Distributions (from capital gains)             --        (4.39)       (5.22)       (0.82)       (4.84)
  7.  Total distributions                            --        (4.39)       (5.22)       (0.82)       (5.07)
  8.  NET ASSET VALUE, END OF PERIOD             $18.39        $22.11       $44.00       $42.78       $27.97
  9.  Total return                             (16.82%)      (43.42%)       15.60%       56.75%       15.12%
 10.  Net assets, end of period (in
      millions)                                 $16,320       $23,513      $46,468      $35,835      $20,721
 11.  Average net assets for the period
      (in millions)                             $21,651       $34,255      $45,103      $28,993      $20,777
 12.  Ratio of gross expenses to average
      net assets                                  0.85%         0.84%        0.85%        0.85%        0.87%
 13.  Ratio of net expenses to average net
      assets                                      0.84%         0.83%        0.84%        0.84%        0.86%
 14.  Ratio of net investment
      income/(loss) to average net assets       (0.24%)       (0.16%)      (0.19%)      (0.14%)           --
 15.  Portfolio turnover rate                       27%           51%          65%          63%          70%
------------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 76  Janus Equity Funds prospectus

JANUS ENTERPRISE FUND
------------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                2002           2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD       $29.67        $68.41       $58.64       $32.33       $30.86
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income (loss)                   --            --           --           --           --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)             (6.74)       (38.74)        13.10        30.61         3.43
  4.  Total from investment operations           (6.74)       (38.74)        13.10        30.61         3.43
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                        --            --           --           --           --
  6.  Distributions (from capital gains)             --            --       (3.33)       (4.30)       (1.96)
  7.  Total distributions                            --            --       (3.33)       (4.30)       (1.96)
  8.  NET ASSET VALUE, END OF PERIOD             $22.93        $29.67       $68.41       $58.64       $32.33
  9.  Total return                             (22.72%)      (56.63%)       22.29%      104.09%       11.79%
 10.  Net assets, end of period (in
      millions)                                  $1,854        $3,072       $8,085       $2,330         $559
 11.  Average net assets for the period (in
      millions)                                  $2,518        $4,858       $7,266       $1,127         $551
 12.  Ratio of gross expenses to average
      net assets                                  0.93%         0.92%        0.90%        0.98%        1.08%
 13.  Ratio of net expenses to average net
      assets                                      0.90%         0.90%        0.88%        0.95%        1.06%
 14.  Ratio of net investment income/(loss)
      to average net assets                     (0.43%)       (0.55%)      (0.65%)      (0.67%)      (0.67%)
 15.  Portfolio turnover rate                       64%           85%          80%          98%         134%
------------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  77

JANUS MERCURY FUND
--------------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31st
                                                 2002           2001         2000         1999          1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $19.14        $40.59       $35.65       $20.77       $18.65
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/loss                      --          0.04         0.03           --       (0.01)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (4.18)       (17.05)         8.18        16.89         4.07
  4.  Total from investment operations            (4.18)       (17.01)         8.21        16.89         4.06
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)      (0.04)        (0.03)           --           --       (0.04)
  6.  Distributions (from capital gains)              --        (4.41)       (3.27)       (2.01)       (1.90)
  7.  Total distributions                         (0.04)        (4.44)       (3.27)       (2.01)       (1.94)
  8.  NET ASSET VALUE, END OF PERIOD              $14.92        $19.14       $40.59       $35.65       $20.77
  9.  Total return                              (21.88%)      (46.21%)       22.99%       86.02%       24.75%
 10.  Net assets, end of period (in
      millions)                                   $5,034        $7,910      $16,348       $9,060       $2,368
 11.  Average net assets for the period (in
      millions)                                   $6,784       $11,243      $15,904       $5,258       $2,103
 12.  Ratio of gross expenses to average net
      assets                                       0.94%         0.89%        0.89%        0.93%        0.97%
 13.  Ratio of net expenses to average net
      assets                                       0.92%         0.88%        0.88%        0.91%        0.94%
 14.  Ratio of net investment income/(loss)
      to average net assets                      (0.07%)         0.16%        0.08%      (0.39%)      (0.33%)
 15.  Portfolio turnover rate                        97%           83%          71%          89%         105%
--------------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 78  Janus Equity Funds prospectus

JANUS OLYMPUS FUND
------------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                 2002           2001         2000        1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $24.59        $50.50      $40.87      $21.70       $18.41
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                           --          0.13        0.21        0.02           --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (3.88)       (25.42)       11.21       19.15         4.05
  4.  Total from investment operations            (3.88)       (25.29)       11.42       19.17         4.05
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)      (0.11)        (0.23)      (0.01)          --       (0.04)
  6.  Distributions (from capital gains)              --        (0.39)      (1.78)          --       (0.72)
  7.  Total distributions                         (0.11)        (0.62)      (1.79)          --       (0.76)
  8.  NET ASSET VALUE, END OF PERIOD              $20.60        $24.59      $50.50      $40.87       $21.70
  9.  Total return                              (15.89%)      (50.61%)      28.05%      88.34%       23.10%
 10.  Net assets, end of period (in
      millions)                                   $2,136        $3,074      $7,696      $3,887         $947
 11.  Average net assets for the period (in
      millions)                                   $2,883        $4,767      $7,594      $2,269         $774
 12.  Ratio of gross expenses to average net
      assets                                       0.94%         0.91%       0.91%       0.95%        1.01%
 13.  Ratio of net expenses to average net
      assets                                       0.91%         0.89%       0.90%       0.93%        0.98%
 14.  Ratio of net investment income/(loss)
      to average net assets                      (0.13%)         0.34%       0.51%       0.06%      (0.21%)
 15.  Portfolio turnover rate                        90%          118%         96%         91%         123%
------------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  79

JANUS ORION FUND
-----------------------------------------------------------------------------------------------
                                                         Years or Period ended October 31st
                                                       2002             2001           2000(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD              $5.21            $8.81           $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                --               --             0.02
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                         (0.88)           (3.58)           (1.21)
  4.  Total from investment operations                 (0.88)           (3.58)           (1.19)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)               --           (0.02)               --
  6.  Distributions (from capital gains)                   --               --               --
  7.  Total distributions                                  --           (0.02)               --
  8.  NET ASSET VALUE, END OF PERIOD                    $4.33            $5.21            $8.81
  9.  Total return*                                  (16.70%)         (40.69%)         (11.90%)
 10.  Net assets, end of period (in millions)            $422             $602           $1,128
 11.  Average net assets for the period (in
      millions)                                          $563             $762           $1,087
 12.  Ratio of gross expenses to average net
      assets**                                          1.09%            1.06%            1.14%
 13.  Ratio of net expenses to average net
      assets**                                          1.04%            1.03%            1.12%
 14.  Ratio of net investment income/(loss) to
      average net assets**                            (0.30%)          (0.06%)            0.82%
 15.  Portfolio turnover rate**                          161%             206%              35%
-----------------------------------------------------------------------------------------------

(1) Fiscal period from June 30, 2000 (inception) to October 31, 2000.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 80  Janus Equity Funds prospectus

JANUS GLOBAL LIFE SCIENCES FUND
---------------------------------------------------------------------------------------------------
                                                       Years or period ended October 31st
                                                 2002            2001          2000        1999(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $16.96         $22.41       $11.97         $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                           --             --         0.02             --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (4.14)         (5.43)        10.42           1.97
  4.  Total from investment operations            (4.14)         (5.43)        10.44           1.97
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                         --         (0.02)           --             --
  6.  Distributions (from capital gains)              --             --           --             --
  7.  Total distributions                             --         (0.02)           --             --
  8.  NET ASSET VALUE, END OF PERIOD              $12.82         $16.96       $22.41         $11.97
  9.  Total return**                            (24.35%)       (24.26%)       87.22%         19.70%
 10.  Net assets, end of period (in
      millions)                                   $1,390         $2,415       $4,267           $344
 11.  Average net assets for the period
      (in millions)                               $1,928         $2,958       $2,987           $228
 12.  Ratio of gross expenses to average
      net assets***                                0.89%          0.93%        0.97%          1.21%
 13.  Ratio of net expenses to average net
      assets***                                    0.88%          0.91%        0.94%          1.19%
 14.  Ratio of net investment
      income/(loss) to average net
      assets***                                  (0.42%)        (0.32%)        0.14%        (0.41%)
 15.  Portfolio turnover rate***                     73%            84%         147%           235%
---------------------------------------------------------------------------------------------------

 (1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.
  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

                                                        Financial highlights  81

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------------
                                               Years or period ended October 31st
                                              2002        2001       2000     1999(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $10.83     $27.44    $20.95     $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                    (0.01)       0.36    (0.02)         --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)           (3.41)    (16.64)      6.71      10.95
  4.  Total from investment operations         (3.42)    (16.28)      6.69      10.95
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                      --     (0.16)    (0.02)         --
  6.  Distributions (from capital gains)           --         --    (0.18)         --
  7.  Tax return of capital                        --     (0.17)        --         --
  8.  Total distributions                          --     (0.33)    (0.20)         --
  9.  NET ASSET VALUE, END OF PERIOD            $7.41     $10.83    $27.44     $20.95
 10.  Total return**                         (31.67%)   (59.95%)    31.99%    109.40%
 11.  Net assets, end of period (in
      millions)                                $1,250     $2,276    $7,564     $3,335
 12.  Average net assets for the period
      (in millions)                            $1,907     $4,010    $8,884     $1,266
 13.  Ratio of gross expenses to average
      net assets***                             0.96%      0.92%     0.91%      1.04%
 14.  Ratio of net expenses to average
      net assets***                             0.94%      0.90%     0.90%      1.02%
 15.  Ratio of net investment
      income/(loss) to average net
      assets***                               (0.14%)      0.55%     0.17%    (0.11%)
 16.  Portfolio turnover rate***                  66%        60%       47%        31%
--------------------------------------------------------------------------------------

 (1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.
  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

 82  Janus Equity Funds prospectus

JANUS GLOBAL VALUE FUND
-------------------------------------------------------------------------------------------
                                                                  Year or Period ended
                                                                      October 31st
                                                                2002             2001(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                       $9.68            $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                0.03              0.02
  3.  Net gains or (losses) on securities (both realized
      and unrealized)                                           (1.04)            (0.34)
  4.  Total from investment operations                          (1.01)            (0.32)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                    (0.02)                --
  6.  Distributions (from capital gains)                        (0.01)                --
  7.  Total distributions                                       (0.03)                --
  8.  NET ASSET VALUE, END OF PERIOD                             $8.64             $9.68
  9.  Total return*                                           (10.59%)           (3.10%)
 10.  Net assets, end of period (in millions)                     $149               $63
 11.  Average net assets for the period (in millions)             $155               $55
 12.  Ratio of gross expenses to average net assets**            1.19%             1.52%
 13.  Ratio of net expenses to average net assets**              1.16%             1.50%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                   0.40%             0.64%
 15.  Portfolio turnover rate**                                    84%                0%
-------------------------------------------------------------------------------------------

(1)  Fiscal period from June 29, 2001 (inception) to October 31, 2001.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                                        Financial highlights  83

JANUS OVERSEAS FUND
----------------------------------------------------------------------------------------------
                                                         Years ended October 31st
                                               2002       2001      2000      1999      1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD     $18.44     $33.44    $25.35    $17.95    $17.94
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      0.15       0.28      0.01        --      0.08
  3.  Net gains or (losses) on securities
      (both realized and unrealized)           (3.05)    (11.42)      8.22      7.49      0.54
  4.  Total from investment operations         (2.90)    (11.14)      8.23      7.49      0.62
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                  (0.10)     (0.20)        --    (0.09)    (0.10)
  6.  Distributions (from capital gains)           --     (3.66)    (0.14)        --    (0.51)
  7.  Total distributions                      (0.10)     (3.86)    (0.14)    (0.09)    (0.61)
  8.  NET ASSET VALUE, END OF PERIOD           $15.44     $18.44    $33.44    $25.35    $17.95
  9.  Total return                           (15.78%)   (37.09%)    32.59%    41.77%     3.55%
 10.  Net assets, end of period (in
      millions)                                $3,243     $4,989    $9,380    $5,640    $3,889
 11.  Average net assets for the period (in
      millions)                                $4,446     $6,946    $9,863    $4,578    $3,949
 12.  Ratio of gross expenses to average
      net assets                                0.91%      0.87%     0.89%     0.92%     0.96%
 13.  Ratio of net expenses to average net
      assets                                    0.89%      0.85%     0.88%     0.91%     0.94%
 14.  Ratio of net investment income/(loss)
      to average net assets                     0.69%      0.77%     0.22%   (0.03%)     0.58%
 15.  Portfolio turnover rate                     63%        65%       62%       92%      105%
----------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 84  Janus Equity Funds prospectus

JANUS WORLDWIDE FUND
-----------------------------------------------------------------------------------------------------------
                                                               Years ended October 31st
                                              2002            2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                    $40.17        $70.74       $58.87       $41.52       $40.05
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                       0.27          0.39         0.03         0.02         1.26
  3.  Net gains or (losses) on securities
      (both realized and unrealized)            (7.56)       (24.04)        13.15        17.51         3.01
  4.  Total from investment operations          (7.29)       (23.65)        13.18        17.53         4.27
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                   (0.01)        (0.41)       (0.03)       (0.18)       (1.35)
  6.  Distributions (from capital gains)            --        (6.51)       (1.28)           --       (1.45)
  7.  Total distributions                       (0.01)        (6.92)       (1.31)       (0.18)       (2.80)
  8.  NET ASSET VALUE, END OF PERIOD            $32.87        $40.17       $70.74       $58.87       $41.52
  9.  Total return                            (18.15%)      (36.56%)       22.41%       42.33%       11.40%
 10.  Net assets, end of period (in
      millions)                                $13,465       $20,331      $37,775      $24,091      $13,932
 11.  Average net assets for the period
      (in millions)                            $18,185       $27,993      $38,727      $18,893      $13,078
 12.  Ratio of gross expenses to average
      net assets                                 0.87%         0.87%        0.88%        0.89%        0.92%
 13.  Ratio of net expenses to average
      net assets                                 0.86%         0.85%        0.86%        0.88%        0.90%
 14.  Ratio of net investment
      income/(loss) to average net assets        0.62%         0.53%        0.13%        0.07%        0.47%
 15.  Portfolio turnover rate                      73%           78%          58%          68%          86%
-----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  85

JANUS BALANCED FUND
----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                 2002           2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $19.27        $22.83      $21.79      $17.22      $16.73
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                         0.47          0.56        0.61        0.42        0.33
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (1.20)        (2.48)        1.33        4.69        2.00
  4.  Total from investment operations            (0.73)        (1.92)        1.94        5.11        2.33
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)      (0.46)        (0.61)      (0.58)      (0.43)      (0.35)
  6.  Distributions (from capital gains)              --        (1.03)      (0.32)      (0.11)      (1.49)
  7.  Total distributions                         (0.46)        (1.64)      (0.90)      (0.54)      (1.84)
  8.  NET ASSET VALUE, END OF PERIOD              $18.08        $19.27      $22.83      $21.79      $17.22
  9.  Total return                               (3.85%)       (8.83%)       8.93%      29.89%      15.48%
 10.  Net assets, end of period (in
      millions)                                   $3,936        $4,410      $4,773      $2,930        $830
 11.  Average net assets for the period (in
      millions)                                   $4,278        $4,663      $4,072      $1,954        $537
 12.  Ratio of gross expenses to average net
      assets                                       0.86%         0.85%       0.87%       0.92%       1.03%
 13.  Ratio of net expenses to average net
      assets                                       0.84%         0.83%       0.85%       0.91%       1.01%
 14.  Ratio of net investment income/(loss)
      to average net assets                        2.44%         2.79%       2.92%       2.37%       2.34%
 15.  Portfolio turnover rate                        88%          117%         87%         64%         73%
----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 86  Janus Equity Funds prospectus

JANUS CORE EQUITY FUND
----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                  2002          2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $16.78        $24.25      $22.57      $15.59      $13.98
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                         0.11          0.17        0.15        0.14        0.05
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (1.81)        (4.98)        2.25        7.17        2.47
  4.  Total from investment operations            (1.70)        (4.81)        2.40        7.31        2.52
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)      (0.09)        (0.13)      (0.14)      (0.15)      (0.03)
  6.  Distributions (from capital gains)              --        (2.53)      (0.58)      (0.18)      (0.88)
  7.  Total distributions                         (0.09)        (2.66)      (0.72)      (0.33)      (0.91)
  8.  NET ASSET VALUE, END OF PERIOD              $14.99        $16.78      $24.25      $22.57      $15.59
  9.  Total return                              (10.26%)      (21.70%)      10.65%      47.22%      19.21%
 10.  Net assets, end of period (in millions)       $707          $733      $1,027        $781        $201
 11.  Average net assets for the period (in
      millions)                                     $802          $876      $1,019        $571        $134
 12.  Ratio of gross expenses to average net
      assets                                       0.92%         0.95%       0.95%       1.02%       1.21%
 13.  Ratio of net expenses to average net
      assets                                       0.89%         0.93%       0.93%       1.01%       1.18%
 14.  Ratio of net investment income/(loss) to
      average net assets                           0.66%         0.85%       0.65%       0.81%       0.41%
 15.  Portfolio turnover rate                        98%          115%        116%         81%        101%
----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  87

JANUS GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                 2002           2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $27.99        $40.88      $36.84      $26.45      $25.07
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                         0.20          0.32        0.18        0.26        0.08
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (4.28)       (11.24)        5.84       12.27        3.72
  4.  Total from investment operations            (4.08)       (10.92)        6.02       12.53        3.80
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)      (0.21)        (0.35)      (0.14)      (0.27)      (0.04)
  6.  Distributions (from capital gains)              --        (1.62)      (1.84)      (1.87)      (2.38)
  7.  Total distributions                         (0.21)        (1.97)      (1.98)      (2.14)      (2.42)
  8.  NET ASSET VALUE, END OF PERIOD              $23.70        $27.99      $40.88      $36.84      $26.45
  9.  Total return                              (14.62%)      (27.66%)      16.44%      49.59%      16.73%
 10.  Net assets, end of period (in
      millions)                                   $5,328        $6,575      $9,306      $5,837      $2,819
 11.  Average net assets for the period (in
      millions)                                   $6,480        $7,758      $8,594      $4,375      $2,479
 12.  Ratio of gross expenses to average net
      assets                                       0.90%         0.87%       0.89%       0.92%       0.96%
 13.  Ratio of net expenses to average net
      assets                                       0.88%         0.86%       0.88%       0.90%       0.94%
 14.  Ratio of net investment income/(loss)
      to average net assets                        0.73%         0.96%       0.49%       0.37%       0.33%
 15.  Portfolio turnover rate                        49%           59%         41%         43%         95%
----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 88  Janus Equity Funds prospectus

JANUS SPECIAL EQUITY FUND(1)
------------------------------------------------------------------------------------------------
                                                         Years or Period ended October 31st
                                                        2002              2001           2000(2)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                $8.42           $11.29         $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                  --             0.03           0.01
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                           (1.45)           (2.65)           1.28
  4.  Total from investment operations                   (1.45)           (2.62)           1.29
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)             (0.02)           (0.02)             --
  6.  Distributions (from capital gains)                     --           (0.23)             --
  7.  Total distributions                                (0.02)           (0.25)             --
  8.  NET ASSET VALUE, END OF PERIOD                      $6.95            $8.42         $11.29
  9.  Total return**                                   (17.23%)         (23.61%)         12.90%
 10.  Net assets, end of period (in millions)            $1,287           $1,955         $3,127
 11.  Average net assets for the period (in
      millions)                                          $1,808           $2,666         $2,841
 12.  Ratio of gross expenses to average net
      assets***                                           1.01%            0.92%          1.02%
 13.  Ratio of net expenses to average net
      assets***                                           0.98%            0.91%          0.99%
 14.  Ratio of net investment income/(loss) to
      average net assets***                               0.03%            0.29%          0.14%
 15.  Portfolio turnover rate***                            60%              77%            72%
------------------------------------------------------------------------------------------------

 (1) Formerly, Janus Strategic Value Fund.
 (2) Fiscal period from February 29, 2000 (inception) to October 31, 2000.
  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

                                                        Financial highlights  89

JANUS MID CAP VALUE FUND - INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                     Year or Period ended September 30
                                        2002          2001          2000          1999        1998(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                            $14.30        $14.43        $12.17         $9.33        $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income               0.02          0.06          0.08          0.07          0.03
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                       (0.23)          1.27          3.46          2.83        (0.70)
  4.  Total from investment
      operations                        (0.21)          1.33          3.54          2.90        (0.67)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                           (0.03)        (0.10)        (0.04)        (0.06)            --
  6.  Distributions (from capital
      gains)                            (0.35)        (1.36)        (1.24)            --            --
  7.  Total distributions               (0.38)        (1.46)        (1.28)        (0.06)
  8.  NET ASSET VALUE, END OF PERIOD    $13.71        $14.30        $14.43        $12.17         $9.33
  9.  Total return*                    (1.96)%         9.70%        31.11%        31.12%       (6.70)%
 10.  Net assets, end of period (in
      thousands)                      $782,101      $148,505       $33,013       $22,918       $19,710
 11.  Ratio of net expenses to
      average net assets(2)**            1.17%         1.22%         1.59%         1.62%         1.68%
 12.  Ratio of net investment
      income/(loss) to average net
      assets**                           0.28%         0.78%         0.72%         0.54%         2.30%
 13.  Portfolio turnover rate***           65%          116%          129%          154%           25%
------------------------------------------------------------------------------------------------------

 (1) Fiscal period from August 12, 1998 (inception) to September 30, 1998.
 (2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.
  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
***  Not annualized.

 90  Janus Equity Funds prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                                Glossary of investment terms  91

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 92  Janus Equity Funds prospectus

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate

                                                Glossary of investment terms  93
               index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may

 94  Janus Equity Funds prospectus
               increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security

                                                Glossary of investment terms  95
               sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 96  Janus Equity Funds prospectus

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

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

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

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

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

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206-4928
                                   1-800-525-0020

                    Investment Company Act File No. 811-1879

                    February 28, 2003
                    As Supplemented May 5, 2003, June 30, 2003,
                    July 25, 2003, November 7, 2003
                    and November 26, 2003




                    CLOSED TO NEW INVESTORS
                    Janus Twenty Fund
                    Janus Venture Fund

                               JANUS EQUITY FUNDS

                                   Prospectus

     Although the Funds are closed, current investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Funds..................................    2
                   Fees and expenses.............................    8

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment Objectives and Principal Investment
                   Strategies....................................    9
                   General portfolio policies....................   11
                   Risks.........................................   14

                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   20
                   Minimum investments...........................   22
                   Types of account ownership....................   22
                   To open an account or buy shares..............   26
                   To exchange shares............................   27
                   To sell shares................................   27
                   Excessive trading.............................   30
                   Shareholder services and account policies.....   35

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   40
                   Management expenses...........................   40
                   Portfolio managers............................   42

                OTHER INFORMATION................................   43

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   46
                   Distribution options..........................   47
                   Taxes.........................................   47

                FINANCIAL HIGHLIGHTS.............................   49

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   52
                   Futures, options and other derivatives........   55
                   Other investments, strategies and/or
                   techniques....................................   56

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS

               The Equity Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY FUNDS?

--------------------------------------------------------------------------------

               - JANUS TWENTY FUND seeks long-term growth of capital.

               - JANUS VENTURE FUND seeks capital appreciation.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.

               Each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

               JANUS TWENTY FUND invests primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

 2  Janus Equity Funds prospectus

               JANUS VENTURE FUND invests in equity securities of U.S. and foreign companies selected for their potential for capital appreciation. The Fund normally invests at least 50% of its equity assets in small-sized companies.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY FUNDS?

               The biggest risk is that the Funds' returns may vary, and you could lose money. The Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.

               JANUS TWENTY FUND is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

               JANUS VENTURE FUND normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The

                                                          Risk/return summary  3
               tables compare each Fund's average annual returns for the periods indicated to broad-based securities market indices.

 4  Janus Equity Funds prospectus

               JANUS TWENTY FUND

                 Annual returns for calendar years ended 12/31
                                        3.43%   (6.73%) 36.22%  27.85%  29.70%  73.39%  64.90%  (32.42%) (29.20%)   (24.02%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 38.35%    Worst Quarter:  4th-2000 (25.42%)

                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (4/30/85)
                Janus Twenty Fund
                  Return Before Taxes        (24.02%)    0.78%     8.52%         12.51%
                  Return After Taxes on
                    Distributions            (24.23%)    0.28%     6.49%         10.31%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*          (14.75%)    0.93%     6.46%          9.93%
                S&P 500 Index+               (22.09%)   (0.58%)    9.34%         12.23%
                  (reflects no deduction
                    for expenses or taxes)
                Russell Top 200 Growth
                  Index++                    (27.98%)   (4.05%)    7.09%            N/A
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell Top 200 Growth Index began December 30, 1985.

                                                          Risk/return summary  5

               JANUS VENTURE FUND

                 Annual returns for calendar years ended 12/31
                                        9.08%   5.46%   26.46%  8.02%   12.62%  23.22%  140.71% (45.77%) (11.93%)   (27.24%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 82.76%    Worst Quarter:  4th-2000 (30.17%)

                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (4/30/85)
                Janus Venture Fund
                  Return Before Taxes        (27.24%)    0.61%     6.19%         11.70%
                  Return After Taxes on
                    Distributions            (27.24%)   (1.33%)    3.48%          8.91%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*          (16.73%)    1.30%     4.84%          9.34%
                Russell 2000(R) Index+       (20.48%)   (1.36%)    7.15%          8.93%
                  (reflects no deduction
                    for expenses or taxes)
                Russell 2000 Growth Index++  (30.26%)   (6.59%)    2.62%          5.81%
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The Russell 2000(R) Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $640 million as of December 31, 2002.
               ++ The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

 6  Janus Equity Funds prospectus

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  7

FEES AND EXPENSES

               The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2002.

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                           Management     Other      Total Annual Fund
                                              Fee        Expenses    Operating Expenses
  Janus Twenty Fund                          0.65%        0.19%            0.84%
  Janus Venture Fund                         0.65%        0.23%            0.88%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 Year     3 Years    5 Years    10 Years
                                               -----------------------------------------
  Janus Twenty Fund                              $86       $268       $466       $1,037
  Janus Venture Fund                             $90       $281       $488       $1,084

 8  Janus Equity Funds prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objectives of each of the Equity Funds, their principal investment strategies and certain risks of investing in the Equity Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS TWENTY FUND
               Janus Twenty Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS VENTURE FUND
               Janus Venture Fund seeks capital appreciation. Normally, the Fund pursues its objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

               The following questions and answers are designed to help you better understand the Equity Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will

             Investment objectives, principal investment strategies and risks  9 appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions. Realization of income is not a significant consideration when choosing investments for the Funds. Income realized on the Funds' investments may be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important

 10  Janus Equity Funds prospectus
               investment criteria for Janus Venture Fund. Although Janus Twenty Fund does not emphasize companies of a particular size, a fund with a larger asset base is more likely to invest in larger, more established issuers.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

            Investment objectives, principal investment strategies and risks  11

               OTHER TYPES OF INVESTMENTS
               The Equity Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. To a lesser degree, the Funds may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 35% of each Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

 12  Janus Equity Funds prospectus

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment

            Investment objectives, principal investment strategies and risks  13 style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS

               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES JANUS TWENTY FUND'S CLASSIFICATION AS A NONDIVERSIFIED FUND AFFECT THE FUND'S RISK PROFILE?

               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a Fund more flexibility to focus its investments in the most attractive companies identified by the Fund's portfolio manager. Because the appreciation or depreciation of a single

 14  Janus Equity Funds prospectus
               stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Twenty Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies
            Investment objectives, principal investment strategies and risks  15 restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

 16  Janus Equity Funds prospectus

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

6. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Janus Venture Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.

            Investment objectives, principal investment strategies and risks  17

--------------------------------------------------------------------------------

                               JANUS EQUITY FUNDS
                              Shareholder's Manual

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

Although the Funds are closed, investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Funds and/or open new Fund accounts (see "Types of Account Ownership," "Tax-Deferred Accounts," and "Shareholder Services and Account Policies"). Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. The Funds may resume sales of their shares to new investors at some future date, but they have no present intention to do so.

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms.
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

 20  Janus Equity Funds prospectus

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

                                                        Shareholder's manual  21

MINIMUM INVESTMENTS*+

                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100

               * These minimums apply to each individual Fund in which you invest. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners. Although the Funds are closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. In addition, if your name appears in the registration of an existing Fund account and will also appear in the registration of a new Fund account, you may open a new Fund account directly with Janus or through certain intermediaries. If you are an employee, or living at the same address as an employee, of Janus Capital Management LLC or any of its subsidiaries, you may open a new Fund account directly with Janus. In addition, investors who became shareholders of Janus Venture Fund as a result of the reorganization of Berger Small Company Growth Fund on April 21, 2003 may continue to purchase Fund shares through their existing Fund accounts and to reinvest dividends and capital gains in such accounts.

 22  Janus Equity Funds prospectus

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. Although the Funds are closed, if your name appears in the registration of an existing Fund account, you may re-register such account as a business account directly with Janus.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.

               Although the Funds are closed, if you are an existing or new participant in an employer-sponsored retirement plan that currently offers one or more of the Funds as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Funds will generally not be able to add the Funds as investment options. However, in the event of a merger, reorganization, acquisition or other business combination in which one or more companies

                                                        Shareholder's manual  23
               involved in such transaction currently offers one or more of the Funds as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering such Fund (as a parent company, subsidiary, sister company or otherwise) may request to add the Fund(s) as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund will negatively impact existing Fund shareholders.

               INVESTING FOR YOUR RETIREMENT

               Please refer to janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

 24  Janus Equity Funds prospectus

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.

               ALTHOUGH THE FUNDS ARE CLOSED, CURRENT INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S MANUAL MAY CONTINUE TO INVEST IN THE FUNDS AND/OR OPEN NEW FUND ACCOUNTS. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF A FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ELIGIBLE INVESTORS SHOULD REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS DULY PROCESSED AFTER RECEIVED IN GOOD ORDER.

                                                        Shareholder's manual  25

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 26  Janus Equity Funds prospectus


    TO EXCHANGE SHARES                      TO SELL SHARES
    ----------------------------------      ----------------------------------
                                            REMEMBER THAT THE FUNDS ARE
                                            CLOSED. UNLESS YOU MEET THE
                                            CRITERIA SPECIFIED IN THIS
                                            SHAREHOLDER'S MANUAL, ONCE YOU
                                            CLOSE YOUR ACCOUNT, YOU MAY NOT
                                            MAKE ADDITIONAL INVESTMENTS IN THE
                                            FUNDS.
    ONLINE AT www.janus.com                 ONLINE AT www.janus.com
    ----------------------------------      ----------------------------------
    - Exchanges may be made online at       - Redemptions may be made online
      janus.com.                              at janus.com.



    BY TELEPHONE                            BY TELEPHONE
    ----------------------------------      ----------------------------------
    - All accounts are automatically        - All accounts are automatically
      eligible to exchange shares by          eligible to sell shares by
      telephone. To exchange all or a         telephone. To sell all or a
      portion of your shares into any         portion of your shares, call
      other available Janus fund, call        Janus XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a Janus         Representative. The Funds
      Representative.                         reserve the right to limit the
                                              dollar amount of shares that you
                                              may redeem from your account by
                                              telephone.



                                            BY WIRE
                                            ----------------------------------
                                            - You can redeem shares by wire.
                                              For wiring instructions, call a
                                              Janus Representative.



    BY MAIL/IN WRITING                      BY MAIL/IN WRITING
    ----------------------------------      ----------------------------------
    - To request an exchange in             - To request a redemption in
      writing, please follow the              writing, please follow the
      instructions in the "Written            instructions in the "Written
      Instructions" section of this           Instructions" section of this
      manual.                                 manual.



    BY SYSTEMATIC EXCHANGE                  BY SYSTEMATIC REDEMPTION
    ----------------------------------      ----------------------------------
    - You determine the amount of           - This option allows you to sell
      money you would like                    shares worth a specific dollar
      automatically exchanged from one        amount from your account on a
      Fund account to another on any          regular basis.
      day of the month. You may
      establish this program for as
      little as $100 per exchange.
    ----------------------------------      ----------------------------------
     Note: For more information, refer       Note: Also refer to the "Payment
           to the "Exchange Policies"              of Redemption Proceeds"
           section of this manual.                 section of this manual for
                                                   more information.

                                                        Shareholder's manual  27

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the net asset value next determined after we receive good funds.

               - Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's

 28  Janus Equity Funds prospectus
                 commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by a Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

               Note: For the fastest and easiest way to exchange shares, log onto janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

                                                        Shareholder's manual  29

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period. However, the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

EXCESSIVE TRADING

               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Funds will suspend, and may perma-

 30  Janus Equity Funds prospectus
               nently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Funds reserve the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Funds' exchange limits or excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

               The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the

                                                        Shareholder's manual  31
               right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

               - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

               SHARES MAY BE SOLD AT ANY TIME ON JANUS.COM, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor shares Class of Janus Money Market Fund during the 15 day hold period.

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

 32  Janus Equity Funds prospectus

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

                                                        Shareholder's manual  33

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by a Fund (or a Fund's agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments

 34  Janus Equity Funds prospectus
               maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds' holdings may change on days when you will not be able to purchase or redeem the Funds' shares.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

               Effective December 31, 2003, the Funds' full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Funds' top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. Janus Venture Fund will disclose its top ten portfolio holdings. Janus Twenty Fund will disclose its top five portfolio holdings. The Funds will also provide the percentage of their total portfolios that are represented by their top five or ten holdings.

               The Funds provide specific portfolio level attribution analysis information upon request. Such attribution analyses will be prepared monthly, with a 30-day lag, and may be obtained by calling a Janus Investor Service representative.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its

                                                        Shareholder's manual  35
               customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

               Although the Funds are closed, if you are a discretionary investment adviser, you may continue to invest in the Funds through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders. Except as set forth in this Shareholder's Manual, no financial intermediaries will be eligible to open new accounts with any of the Funds or add new investors to existing omnibus accounts.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds, such as market timing.

               ONLINE OR TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine(TM). You may also contact a Janus Representative. All new accounts automatically receive online and tele-

 36  Janus Equity Funds prospectus
               phone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                                        Shareholder's manual  37

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/

 38  Janus Equity Funds prospectus
               tenants in common account, at least one name on the bank account must match one name on the Fund account.

               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds distribute dividend information annually.

               The Funds produce financial reports, which include a list of each of the Funds' portfolio holdings, semiannually and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Funds will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Funds receive your instructions. The Funds reserve the right to charge a fee for additional account statement requests.

                                                        Shareholder's manual  39

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.

               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider such arrangements when evaluating any recommendation of the Funds.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the most recent fiscal year, each Fund paid

 40  Janus Equity Funds prospectus

               Janus Capital a management fee of 0.65% of its average daily net assets.

               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                     Management of the Funds  41

PORTFOLIO MANAGERS

WILLIAM H. BALES
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Venture Fund. Mr. Bales has been Portfolio Manager or a Co-Manager of Janus Venture Fund since February 1997. He is also Portfolio Manager of other Janus accounts. Mr.
                   Bales joined Janus Capital in 1991 and was a research analyst from 1993 to 1997. Mr. Bales holds a Bachelor of Science degree in Marketing and a Master's of Science degree in Marketing and Finance from the University of Colorado. Mr. Bales has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Twenty Fund, which he has managed since August 1997. Mr. Schoelzel served as Portfolio Manager of Janus Olympus
                   Fund from its inception to August 1997. Mr. Schoelzel is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Business from Colorado College.

 42  Janus Equity Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               SIZE OF FUNDS

               The Funds have discontinued sales of their shares because their management and the Trustees believe that a substantial increase in size may adversely affect a Fund's ability to achieve its investment objective by reducing its flexibility in making investments and in effecting portfolio changes. Although sales to new investors have been discontinued, existing shareholders are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances. In addition, investors who became shareholders of Janus Venture Fund as a result of the reorganization of Berger Small Company Growth Fund on April 21, 2003 are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               PENDING LEGAL MATTERS

               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectus.

               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect

                                                           Other information  43
               to four of those arrangements. All such arrangements have been terminated.

               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:

               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.

               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.

 44  Janus Equity Funds prospectus

               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  45

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends

 46  Janus Equity Funds prospectus
               paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

                                                     Distributions and taxes  47

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 48  Janus Equity Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                                        Financial highlights  49

JANUS TWENTY FUND
------------------------------------------------------------------------------------------------------
                                                           Years ended October 31st
                                           2002          2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                               $36.31        $71.07       $69.72       $42.98       $35.16
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                  0.21          0.32           --         0.21         0.12
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                          (5.71)       (33.33)         5.62        26.97        12.26
  4.  Total from investment operations     (5.50)       (33.01)         5.62        27.18        12.38
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                              (0.34)            --       (0.19)       (0.14)       (0.10)
  6.  Distributions (from capital
      gains)                                   --        (1.75)       (4.08)       (0.30)       (4.46)
  7.  Total distributions                  (0.34)        (1.75)       (4.27)       (0.44)       (4.56)
  8.  NET ASSET VALUE, END OF PERIOD       $30.47        $36.31       $71.07       $69.72       $42.98
  9.  Total return                       (15.35%)      (47.43%)        7.40%       63.51%       40.58%
 10.  Net assets, end of period (in
      millions)                           $10,107       $14,378      $31,008      $28,793      $11,255
 11.  Average net assets for the period
      (in millions)                       $12,573       $20,321      $34,529      $22,207       $8,025
 12.  Ratio of gross expenses to
      average net assets                    0.84%         0.84%        0.86%        0.88%        0.91%
 13.  Ratio of net expenses to average
      net assets                            0.83%         0.84%        0.85%        0.87%        0.90%
 14.  Ratio of net investment
      income/(loss) to average net
      assets                                0.56%         0.63%      (0.13%)        0.40%        0.39%
 15.  Portfolio turnover rate                 53%           50%          27%          40%          54%
------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 50  Janus Equity Funds prospectus

JANUS VENTURE FUND
------------------------------------------------------------------------------------------------
                                                           Years ended October 31st
                                                 2002       2001      2000      1999      1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD       $36.99     $82.39    $89.71    $49.81    $58.84
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                          --         --        --        --    (0.09)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)             (5.40)    (29.02)      6.94     44.31      0.43
  4.  Total from investment operations           (5.40)    (29.02)      6.94     44.31      0.34
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)         --         --        --        --    (0.07)
  6.  Distributions (from capital gains)             --    (16.38)   (14.26)    (4.41)    (9.30)
  7.  Total distributions                            --    (16.38)   (14.26)    (4.41)    (9.37)
  8.  NET ASSET VALUE, END OF PERIOD             $31.59     $36.99    $82.39    $89.71    $49.81
  9.  Total return                             (14.60%)   (40.67%)     3.79%    94.42%     1.07%
 10.  Net assets, end of period (in millions)      $756     $1,009    $1,923    $1,860    $1,036
 11.  Average net assets for the period (in
      millions)                                    $993     $1,313    $2,504    $1,351    $1,174
 12.  Ratio of gross expenses to average net
      assets                                      0.88%      0.87%     0.87%     0.93%     0.94%
 13.  Ratio of net expenses to average net
      assets                                      0.87%      0.86%     0.86%     0.92%     0.93%
 14.  Ratio of net investment income/(loss)
      to average net assets                     (0.73%)    (0.36%)   (0.35%)   (0.55%)   (0.29%)
 15.  Portfolio turnover rate                       90%        70%       87%      104%       90%
------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  51

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 52  Janus Equity Funds prospectus

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                                Glossary of investment terms  53

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a

 54  Janus Equity Funds prospectus
               specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices,

                                                Glossary of investment terms  55
               commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

 56  Janus Equity Funds prospectus

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  57
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

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

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                       February 28, 2003
                       As Supplemented May 5, 2003, June 30, 2003,
                       July 25, 2003, November 7, 2003
                       and November 26, 2003

                       CLOSED TO NEW INVESTORS
                       Janus Twenty Fund
                       Janus Venture Fund

                               JANUS EQUITY FUNDS

                                   Prospectus

     Although the Funds are closed, current investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Funds..................................    2
                   Fees and expenses.............................    8

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment Objectives and Principal Investment
                   Strategies....................................    9
                   General portfolio policies....................   11
                   Risks.........................................   14

                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   20
                   Purchases.....................................   21
                   Exchanges.....................................   21
                   Redemptions...................................   22
                   Tax-deferred accounts.........................   23
                   Excessive trading.............................   23
                   Shareholder account policies..................   25

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   27
                   Management expenses...........................   27
                   Portfolio managers............................   29

                OTHER INFORMATION................................   30

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   33
                   Taxes.........................................   34

                FINANCIAL HIGHLIGHTS.............................   36

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   39
                   Futures, options and other derivatives........   42
                   Other investments, strategies and/or
                   techniques....................................   43


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS

               The Equity Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY FUNDS?

--------------------------------------------------------------------------------
               - JANUS TWENTY FUND seeks long-term growth of capital.

               - JANUS VENTURE FUND seeks capital appreciation.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.

               Each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

               JANUS TWENTY FUND invests primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

 2  Janus Equity Funds prospectus

               JANUS VENTURE FUND invests in equity securities of U.S. and foreign companies selected for their potential for capital appreciation. The Fund normally invests at least 50% of its equity assets in small-sized companies.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY FUNDS?

               The biggest risk is that the Funds' returns may vary, and you could lose money. The Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.

               JANUS TWENTY FUND is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

               JANUS VENTURE FUND normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The

                                                          Risk/return summary  3
               tables compare each Fund's average annual returns for the periods indicated to broad-based securities market indices.

 4  Janus Equity Funds prospectus

               JANUS TWENTY FUND

                 Annual returns for calendar years ended 12/31
                                        3.43%   (6.73%) 36.22%  27.85%  29.70%  73.39%  64.90%  (32.42%) (29.20%)   (24.02%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 38.35%    Worst Quarter:  4th-2000 (25.42%)

                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (4/30/85)
                Janus Twenty Fund
                  Return Before Taxes        (24.02%)    0.78%     8.52%         12.51%
                  Return After Taxes on
                    Distributions            (24.23%)    0.28%     6.49%         10.31%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*          (14.75%)    0.93%     6.46%          9.93%
                S&P 500 Index+               (22.09%)   (0.58%)    9.34%         12.23%
                  (reflects no deduction
                    for expenses or taxes)
                Russell Top 200 Growth
                  Index++                    (27.98%)   (4.05%)    7.09%            N/A
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell Top 200 Growth Index began December 30, 1985.

                                                          Risk/return summary  5

               JANUS VENTURE FUND

                 Annual returns for calendar years ended 12/31
                                        9.08%   5.46%   26.46%  8.02%   12.62%  23.22%  140.71% (45.77%) (11.93%)   (27.24%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 82.76%    Worst Quarter:  4th-2000 (30.17%)

                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (4/30/85)
                Janus Venture Fund
                  Return Before Taxes        (27.24%)    0.61%     6.19%         11.70%
                  Return After Taxes on
                    Distributions            (27.24%)   (1.33%)    3.48%          8.91%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*          (16.73%)    1.30%     4.84%          9.34%
                Russell 2000(R) Index+       (20.48%)   (1.36%)    7.15%          8.93%
                  (reflects no deduction
                    for expenses or taxes)
                Russell 2000 Growth Index++  (30.26%)   (6.59%)    2.62%          5.81%
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The Russell 2000(R) Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $640 million as of December 31, 2002.
               ++ The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

 6  Janus Equity Funds prospectus

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  7

FEES AND EXPENSES

               The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2002.

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                                  Management    Other     Total Annual Fund
                                                     Fee       Expenses   Operating Expenses
  Janus Twenty Fund                                 0.65%       0.19%           0.84%
  Janus Venture Fund                                0.65%       0.23%           0.88%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year    3 Years   5 Years   10 Years
                                                    --------------------------------------
  Janus Twenty Fund                                   $86      $268      $466      $1,037
  Janus Venture Fund                                  $90      $281      $488      $1,084

 8  Janus Equity Funds prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objectives of each of the Equity Funds, their principal investment strategies and certain risks of investing in the Equity Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS TWENTY FUND
               Janus Twenty Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS VENTURE FUND
               Janus Venture Fund seeks capital appreciation. Normally, the Fund pursues its objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

               The following questions and answers are designed to help you better understand the Equity Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks

             Investment objectives, principal investment strategies and risks  9 if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions. Realization of income is not a significant consideration when choosing investments for the Funds. Income realized on the Funds' investments may be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously,

 10  Janus Equity Funds prospectus
               market capitalization and annual gross revenues are important investment criteria for Janus Venture Fund. Although Janus Twenty Fund does not emphasize companies of a particular size, a fund with a larger asset base is more likely to invest in larger, more established issuers.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

            Investment objectives, principal investment strategies and risks  11

               OTHER TYPES OF INVESTMENTS
               The Equity Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. To a lesser degree, the Funds may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 35% of each Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

 12  Janus Equity Funds prospectus

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment

            Investment objectives, principal investment strategies and risks  13 style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS

               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES JANUS TWENTY FUND'S CLASSIFICATION AS A NONDIVERSIFIED FUND AFFECT THE FUND'S RISK PROFILE?

               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a Fund more flexibility to focus its investments in the most attractive companies identified by the Fund's portfolio manager. Because the appreciation or depreciation of a single

 14  Janus Equity Funds prospectus
               stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Twenty Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies
            Investment objectives, principal investment strategies and risks  15 restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

 16  Janus Equity Funds prospectus

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

6. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Janus Venture Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.

            Investment objectives, principal investment strategies and risks  17

--------------------------------------------------------------------------------

                               JANUS EQUITY FUNDS
                              Shareholder's Guide

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Funds. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               ALTHOUGH THE FUNDS ARE CLOSED, INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S GUIDE MAY CONTINUE TO INVEST IN THE FUNDS AND/OR OPEN NEW FUND ACCOUNTS. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF A FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ONCE AN ACCOUNT IS CLOSED, ADDITIONAL INVESTMENTS WILL NOT BE ACCEPTED UNLESS YOU MEET ONE OF THE SPECIFIED CRITERIA. THE FUNDS MAY RESUME SALES OF THEIR SHARES TO NEW INVESTORS AT SOME FUTURE DATE, BUT THEY HAVE NO PRESENT INTENTION TO DO SO.

               CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by a Fund or a Fund's agent. A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds'

 20  Janus Equity Funds prospectus
               holdings may change on days when you will not be able to purchase or redeem the Funds' shares.

               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

               Although the Funds are closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. In addition, if your name appears in the registration of an existing Fund account and will appear in the registration of a new Fund account, you may open a new Fund account through your financial intermediary or plan sponsor.

               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including any minimum initial or subsequent investment requirements.

               Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.

EXCHANGES

               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into

                                                         Shareholder's guide  21
               which you are exchanging. An exchange is a taxable transaction (except for qualified plan accounts).

               - You may exchange shares of a Fund for shares of another Fund in
                 Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

               - You must meet the minimum investment amount for each Fund.

               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period. However, the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.

REDEMPTIONS

               REMEMBER THAT THE FUNDS ARE CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUNDS.

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

 22  Janus Equity Funds prospectus

               Shares of any Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Although the Funds are closed, if you are an existing or new participant in an employer-sponsored retirement plan that currently offers one or more of the Funds as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Funds will generally not be able to add the Funds as investment options. However, in the event of a merger, reorganization, acquisition or other business combination in which one or more companies involved in such transaction currently offers one or more of the Funds as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering such Fund (as a parent company, subsidiary, sister company or otherwise) may request to add the Fund(s) as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund will negatively impact existing Fund shareholders.

EXCESSIVE TRADING

               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive

                                                         Shareholder's guide  23
               short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Funds will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Funds reserve the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes that he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Funds' exchange limits or excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by your financial intermediary or plan sponsor in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be

 24  Janus Equity Funds prospectus
               cancelled or revoked by the Fund on the next business day following receipt by your financial intermediary or plan sponsor.

               The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

               Effective December 31, 2003, the Funds' full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Funds' top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. Janus Venture Fund will disclose its top ten portfolio holdings. Janus Twenty Fund will disclose its top five portfolio holdings. The Funds will also provide the percentage of their total portfolios that are represented by their top five or ten holdings.

               The Funds provide specific portfolio level attribution analysis information upon request. Such attribution analyses will be prepared monthly, with a 30-day lag, and may be obtained by calling a Janus Investor Service representative.

SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

               A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or

                                                         Shareholder's guide  25
               plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

               Although the Funds are closed, if you are a discretionary investment adviser, you may continue to invest in the Funds through an existing omnibus account at a financial intermediary on behalf of clients who are current Fund shareholders. Except as set forth in this Shareholder's Guide, no financial intermediaries or plan sponsors will be eligible to open new accounts with any of the Funds or add new investors to existing omnibus accounts.

               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Funds distribute dividend information annually.

               You will receive annual and semiannual reports including the financial statements of the Funds that you have authorized for investment through your financial intermediary or plan sponsor. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. The Trust's fiscal year ends October 31.

 26  Janus Equity Funds prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.

               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider such arrangements when evaluating any recommendation of the Funds.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the most recent fiscal year, each Fund paid

                                                     Management of the Funds  27

               Janus Capital a management fee of 0.65% of its average daily net assets.

               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

 28  Janus Equity Funds prospectus

PORTFOLIO MANAGERS

WILLIAM H. BALES
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Venture Fund. Mr. Bales has been Portfolio Manager or a Co-Manager of Janus Venture Fund since February 1997. He is also Portfolio Manager of other Janus accounts. Mr.
                   Bales joined Janus Capital in 1991 and was a research analyst from 1993 to 1997. Mr. Bales holds a Bachelor of Science degree in Marketing and a Master's of Science degree in Marketing and Finance from the University of Colorado. Mr. Bales has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Twenty Fund, which he has managed since August 1997. Mr. Schoelzel served as Portfolio Manager of Janus Olympus
                   Fund from its inception to August 1997. Mr. Schoelzel is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Business from Colorado College.

                                                     Management of the Funds  29

OTHER INFORMATION
--------------------------------------------------------------------------------

               SIZE OF FUNDS

               The Funds have discontinued sales of their shares because their management and the Trustees believe that a substantial increase in size may adversely affect a Fund's ability to achieve its investment objective by reducing its flexibility in making investments and in effecting portfolio changes. Although sales to new investors have been discontinued, existing plan participants and other shareholders invested in a Fund are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances. In addition, investors who became shareholders of Janus Venture Fund as a result of the reorganization of Berger Small Company Growth Fund on April 21, 2003 are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               PENDING LEGAL MATTERS

               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectus.

               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that

 30  Janus Equity Funds prospectus
               significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:

               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.

               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.

                                                           Other information  31

               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 32  Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share.

                                                     Distributions and taxes  33

               Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election

 34  Janus Equity Funds prospectus
               permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

 36  Janus Equity Funds prospectus

JANUS TWENTY FUND
------------------------------------------------------------------------------------------------------
                                                           Years ended October 31st
                                           2002          2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                               $36.31        $71.07       $69.72       $42.98       $35.16
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                  0.21          0.32           --         0.21         0.12
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                          (5.71)       (33.33)         5.62        26.97        12.26
  4.  Total from investment operations     (5.50)       (33.01)         5.62        27.18        12.38
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                              (0.34)            --       (0.19)       (0.14)       (0.10)
  6.  Distributions (from capital
      gains)                                   --        (1.75)       (4.08)       (0.30)       (4.46)
  7.  Total distributions                  (0.34)        (1.75)       (4.27)       (0.44)       (4.56)
  8.  NET ASSET VALUE, END OF PERIOD       $30.47        $36.31       $71.07       $69.72       $42.98
  9.  Total return                       (15.35%)      (47.43%)        7.40%       63.51%       40.58%
 10.  Net assets, end of period (in
      millions)                           $10,107       $14,378      $31,008      $28,793      $11,255
 11.  Average net assets for the period
      (in millions)                       $12,573       $20,321      $34,529      $22,207       $8,025
 12.  Ratio of gross expenses to
      average net assets                    0.84%         0.84%        0.86%        0.88%        0.91%
 13.  Ratio of net expenses to average
      net assets                            0.83%         0.84%        0.85%        0.87%        0.90%
 14.  Ratio of net investment
      income/(loss) to average net
      assets                                0.56%         0.63%      (0.13%)        0.40%        0.39%
 15.  Portfolio turnover rate                 53%           50%          27%          40%          54%
------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  37

JANUS VENTURE FUND
------------------------------------------------------------------------------------------------------
                                                           Years ended October 31st
                                           2002          2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                               $36.99        $82.39       $89.71       $49.81       $58.84
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                    --            --           --           --       (0.09)
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                          (5.40)       (29.02)         6.94        44.31         0.43
  4.  Total from investment operations     (5.40)       (29.02)         6.94        44.31         0.34
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                  --            --           --           --       (0.07)
  6.  Distributions (from capital
      gains)                                   --       (16.38)      (14.26)       (4.41)       (9.30)
  7.  Total distributions                      --       (16.38)      (14.26)       (4.41)       (9.37)
  8.  NET ASSET VALUE, END OF PERIOD       $31.59        $36.99       $82.39       $89.71       $49.81
  9.  Total return                       (14.60%)      (40.67%)        3.79%       94.42%        1.07%
 10.  Net assets, end of period (in
      millions)                              $756        $1,009       $1,923       $1,860       $1,036
 11.  Average net assets for the period
      (in millions)                          $993        $1,313       $2,504       $1,351       $1,174
 12.  Ratio of gross expenses to
      average net assets                    0.88%         0.87%        0.87%        0.93%        0.94%
 13.  Ratio of net expenses to average
      net assets                            0.87%         0.86%        0.86%        0.92%        0.93%
 14.  Ratio of net investment
      income/(loss) to average net
      assets                              (0.73%)       (0.36%)      (0.35%)      (0.55%)      (0.29%)
 15.  Portfolio turnover rate                 90%           70%          87%         104%          90%
------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 38  Janus Equity Funds prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

                                                Glossary of investment terms  39
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 40  Janus Equity Funds prospectus

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a

                                                Glossary of investment terms  41
               specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices,

 42  Janus Equity Funds prospectus
               commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

                                                Glossary of investment terms  43

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 44  Janus Equity Funds prospectus

                      This page intentionally left blank.

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206-4928
                                   1-800-525-0020
                    Investment Company Act File No. 811-1879

                           February 28, 2003
                           As Supplemented July 10, 2003,
                           September 26, 2003, November 7, 2003
                           and November 26, 2003



                           Janus Flexible Income Fund
                           Janus High-Yield Fund
                           Janus Short-Term Bond Fund
                           Janus Federal Tax-Exempt Fund
                           Janus Money Market Fund
                           Janus Tax-Exempt Money Market Fund
                           Janus Government Money Market Fund

                               JANUS INCOME FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Fixed-income funds............................    2
                   Money market funds............................   10
                   Fees and expenses.............................   14
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Fixed-income funds............................   16
                   Money market funds............................   25
                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   34
                   Minimum investments...........................   35
                   Types of account ownership....................   35
                   To open an account or buy shares..............   38
                   To exchange shares............................   39
                   To sell shares................................   39
                   Excessive trading.............................   42
                   Shareholder services and account policies.....   50
                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   55
                   Management expenses...........................   55
                   Portfolio managers............................   57
                OTHER INFORMATION................................   60
                DISTRIBUTIONS AND TAXES
                   Distributions.................................   64
                   Distribution options..........................   66
                   Taxes.........................................   67
                FINANCIAL HIGHLIGHTS.............................   69
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   76
                   Futures, options and other derivatives........   81
                   Other investments, strategies and/or
                   techniques....................................   82
                RATING CATEGORIES
                   Explanation of rating categories..............   84

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

               Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund are designed for long-term investors who primarily seek current income. Janus Flexible Income Fund is designed for long-term investors who primarily seek total return.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FIXED-INCOME FUNDS?

--------------------------------------------------------------------------------
               - JANUS FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.

               - JANUS HIGH-YIELD FUND seeks to obtain high current income.
                 Capital appreciation is a secondary objective when consistent with its primary objective.

               - JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.

               - JANUS FEDERAL TAX-EXEMPT FUND seeks as high a level of
                 current income exempt from federal income tax as is consistent with preservation of capital.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change to a Fund's objective(s) or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective(s).

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FIXED-INCOME FUNDS?

               In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the Funds' portfolio managers look at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio

 2  Janus Income Funds prospectus
               manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each of the Fixed-Income Funds may invest without limit in foreign debt and equity securities.

               JANUS FLEXIBLE INCOME FUND invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets.

               JANUS HIGH-YIELD FUND invests, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.

               JANUS SHORT-TERM BOND FUND invests, under normal circumstances, at least 80% of its net assets in debt securities such as corporate bonds or notes, or U.S. Treasury Bonds. It implements this policy by investing primarily in short- and intermediate-term fixed-income securities and may invest up to 35% of its net assets in high-yield/high-risk bonds. The fund expects to maintain an average weighted effective maturity of 3 years or less under normal circumstances.

               JANUS FEDERAL TAX-EXEMPT FUND invests primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.

               For purposes of the Funds' 80% policies, net assets will take into account borrowings for investment purposes.

                                                          Risk/return summary  3

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FIXED-INCOME FUNDS?

               Although the Fixed-Income Funds may be less volatile than funds that invest most of their assets in common stocks, the Funds' returns and yields will vary, and you could lose money.

               The Funds invest in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Funds' net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Fixed-Income Funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not be able to pay interest and principal when due, is a fundamental risk associated with the Fixed-Income Funds.

               At times, JANUS FEDERAL TAX-EXEMPT FUND may invest more than 25% of its assets in tax-exempt securities related in such a way that a negative economic, business or political development or change affecting the invested security could also negatively affect other securities in the same category.

               Each of the Fixed-Income Funds may invest to some extent in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fixed-Income Funds may vary significantly, depending upon their holdings of high-yield/high-risk bonds.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 4  Janus Income Funds prospectus

               The following information provides some indication of the risks of investing in the Fixed-Income Funds by showing how each of the Fixed-Income Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.

               JANUS FLEXIBLE INCOME FUND

                 Annual returns for calendar years ended 12/31
                                        15.70%  (2.92%) 21.15%  6.88%   11.43%  8.84%   0.46%   4.89%   7.23%       9.93%
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  2nd-1995 7.35%    Worst Quarter:  2nd-1994 (1.49%)

                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year   5 years   10 years       (7/7/87)
                Janus Flexible Income Fund
                  Return Before Taxes          9.93%    6.22%      8.15%          8.39%
                  Return After Taxes on
                    Distributions              7.79%    3.56%      5.03%          5.27%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*            6.03%    3.62%      4.97%          5.27%
                Lehman Brothers Gov't/Credit
                  Index+                      11.04%    7.62%      7.61%          8.54%
                  (reflects no deduction for
                  expenses or taxes)
                                              -----------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                          Risk/return summary  5

               JANUS HIGH-YIELD FUND

                 Annual returns for calendar years ended 12/31
                                        23.99%  15.47%  0.97%   5.54%   2.50%   4.59%       2.56%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  1st-1996 7.34%    Worst Quarter:  3rd-1998 (5.76%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                         1 year   5 years     (12/29/95)
                Janus High-Yield Fund
                  Return Before Taxes                     2.56%    3.22%         7.66%
                  Return After Taxes on Distributions    (0.13%)   0.06%         3.96%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*              1.55%    0.99%         4.34%
                Lehman Brothers High-Yield Bond Index+   (1.41%)   0.38%         3.59%
                  (reflects no deduction for fees,
                  expenses or taxes)
                                                         ------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers High-Yield Bond Index is composed of
                 fixed-rate, publicly issued, noninvestment grade debt.

 6  Janus Income Funds prospectus

               JANUS SHORT-TERM BOND FUND

                 Annual returns for calendar years ended 12/31
                                        6.18%   0.35%   7.95%   6.19%   6.61%   6.77%   2.91%   7.74%   6.85%       3.57%
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1996 3.25%    Worst Quarter:  1st-1994 (0.61%)

                                       Average annual total return for periods ended 12/31/02
                                       ------------------------------------------------------
                                                                              Since Inception
                                                1 year   5 years   10 years      (9/1/92)
                Janus Short-Term Bond Fund
                  Return Before Taxes           3.57%     5.55%     5.48%          5.35%
                  Return After Taxes on
                    Distributions               2.18%     3.47%     3.23%          3.14%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                2.17%     3.40%     3.24%          3.16%
                Lehman Brothers Gov't/Credit
                  1-3 Year Index+               6.28%     6.63%     6.18%          6.09%
                  (reflects no deduction for
                  expenses or taxes)
                                                ---------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers Gov't/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.

                                                          Risk/return summary  7

               JANUS FEDERAL TAX-EXEMPT FUND

                 Annual returns for calendar years ended 12/31
                                        (7.77%) 15.84%  4.71%   8.98%   5.31%   (4.39%) 8.91%   3.14%       9.39%
                                         1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  1st-1995 6.61%    Worst Quarter:  1st-1994 (6.75%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                         1 year   5 years      (5/3/93)
                Janus Federal Tax-Exempt Fund
                  Return Before Taxes                    9.39%     4.35%         5.15%
                  Return After Taxes on Distributions    9.39%     4.31%         5.12%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*             7.31%     4.34%         5.07%
                Lehman Brothers Municipal Bond Index+    9.60%     6.06%         6.43%
                  (reflects no deduction for expenses
                  or taxes)
                                                         ------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers Municipal Bond Index is composed of
                 approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

 8  Janus Income Funds prospectus

               Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Funds' current yields.

               The Fixed-Income Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  9

MONEY MARKET FUNDS

               The Money Market Funds are designed for investors who seek current income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------
               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from

 10  Janus Income Funds prospectus
               federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

               Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

                                                         Risk/return summary  11

               The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Investor Shares Class of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the period indicated.

               JANUS MONEY MARKET FUND - INVESTOR SHARES

                 Annual returns for calendar years ended 12/31
                                        5.06%   5.25%   5.20%   4.77%   6.05%   3.78%       1.38%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-2000 1.56%    Worst Quarter:  4th-2002 0.29%

               JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES

                 Annual returns for calendar years ended 12/31
                                        3.18%   3.22%   3.20%   2.89%   3.64%   2.42%       1.03%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  2nd-2000 0.96%    Worst Quarter:  3rd-2002 0.24%

 12  Janus Income Funds prospectus

               JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES

                 Annual returns for calendar years ended 12/31
                                        4.97%   5.11%   5.06%   4.66%   5.94%   3.73%       1.33%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-2000 1.54%    Worst Quarter:  4th-2002 0.27%

               The 7-day yield on December 31, 2002 was 0.96% for Janus Money Market Fund - Investor Shares; 1.02% for Janus Tax-Exempt Money Market Fund - Investor Shares; and 0.89% for Janus Government Money Market Fund - Investor Shares, respectively. For the Funds' current yields, call Janus XpressLine(TM) at 1-888-979-7737.

               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                                                         Risk/return summary  13

FEES AND EXPENSES

               The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2002.

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus High-Yield Fund that you have held for 3 months or less you may pay a redemption fee.

               SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                Sales Charges                                     None
                Redemption Fee on shares of Janus High-Yield
                  Fund held 3 months or less (as a % of amount
                  redeemed)*                                      1.00%

               * The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual. Effective March 1, 2004, the Fund's redemption fee will increase to 2.00% on shares purchased on or after that date.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

 14  Janus Income Funds prospectus

                                      Janus                Janus        Janus Short-Term    Janus Federal
                               Flexible Income Fund   High-Yield Fund      Bond Fund       Tax-Exempt Fund
  Management Fee                      0.57%                0.71%              0.61%              0.60%
  Other Expenses                      0.24%                0.25%              0.27%              0.32%
  Total Annual Fund Operating
    Expenses Without Waivers*         0.81%                0.96%              0.88%              0.92%
  Total Waivers                       0.00%                0.00%            (0.23%)            (0.26%)
  Total Annual Fund Operating
    Expenses With Waivers*            0.81%                0.96%              0.65%              0.66%

                                            Janus Money     Janus Tax-Exempt    Janus Government
  Investor Shares                           Market Fund     Money Market Fund   Money Market Fund
  Management Fee                                0.20%              0.20%               0.20%
  Other Expenses                                0.50%              0.50%               0.50%
  Total Annual Fund Operating Expenses
    Without Reductions*                         0.70%              0.70%               0.70%
  Total Reductions                            (0.10%)            (0.10%)             (0.10%)
  Total Annual Fund Operating Expenses
    With Reductions*                            0.60%              0.60%               0.60%

 * All expenses are stated both with and without contractual waivers or reductions by Janus Capital. Waivers, if applicable, for the Fixed-Income Funds are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue such waivers and reductions until at least the next annual renewal of the advisory agreements.

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 Year   3 Years   5 Years   10 Years
                                                            -------------------------------------
  Janus Flexible Income Fund                                 $83      $259      $450      $1,002
  Janus High-Yield Fund                                      $98      $306      $531      $1,178
  Janus Short-Term Bond Fund                                 $90      $281      $488      $1,084
  Janus Federal Tax-Exempt Fund                              $94      $293      $509      $1,131
  Janus Money Market Fund - Investor Shares                  $72      $224      $390      $  871
  Janus Tax-Exempt Money Market Fund - Investor Shares       $72      $224      $390      $  871
  Janus Government Money Market Fund - Investor Shares       $72      $224      $390      $  871

                                                         Risk/return summary  15

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

               This section takes a closer look at the investment objectives of each of the Fixed-Income Funds, their principal investment strategies and certain risks of investing in the Fixed-Income Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the Funds' portfolio managers look at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               JANUS FLEXIBLE INCOME FUND
               Janus Flexible Income Fund seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

 16  Janus Income Funds prospectus

               JANUS HIGH-YIELD FUND
               Janus High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.

               JANUS SHORT-TERM BOND FUND
               Janus Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. It invests, under normal circumstances, at least 80% of its net assets in short- and intermediate term securities such as corporate bonds or notes or U.S. Treasury bonds. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average weighted effective maturity of three years or less under normal circumstances.

               "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities he purchases, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

               JANUS FEDERAL TAX-EXEMPT FUND
               Janus Federal Tax-Exempt Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. It pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.

            Investment objectives, principal investment strategies and risks  17

               The following questions and answers are designed to help you better understand the Fixed-Income Funds' principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DO THE FIXED-INCOME FUNDS MANAGE INTEREST RATE RISK?

               A portfolio manager may vary the average-weighted effective maturity of a portfolio to reflect his or her analysis of interest rate trends and other factors. A Fund's average-weighted effective maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

               The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A FUND'S "DURATION"?

               A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects

 18  Janus Income Funds prospectus
               both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

               A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Fixed-Income Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fixed-Income Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fixed-Income Funds do not always stay fully invested in bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example,

            Investment objectives, principal investment strategies and risks  19 protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Fixed-Income Funds may vary significantly. When a Fixed-Income Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds and other fixed-income securities.

               OTHER TYPES OF INVESTMENTS
               The Fixed-Income Funds invest primarily in fixed-income securities, which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - common stocks

               - pass-through securities including mortgage- and asset-backed securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund and up to 35% of Janus Federal Tax-Exempt Fund's and Janus Short-Term Bond Fund's assets)

               - zero coupon, pay-in-kind and step coupon securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund; and up to 10% of assets for Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

 20  Janus Income Funds prospectus

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

            Investment objectives, principal investment strategies and risks  21

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Janus High-Yield Fund and Janus Flexible Income Fund have historically had relatively high portfolio turnover due to the nature of the securities in which these Funds invest. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

 22  Janus Income Funds prospectus

RISKS

               Because the Funds invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fixed-Income Funds.

1. HOW DO THE FIXED-INCOME FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK AND INTEREST RATE RISK?

               The chart below shows that the Fixed-Income Funds differ in terms of the type, credit quality and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.

                                         Primary                        Interest
                                     Investment Type      Credit Risk   Rate Risk
---------------------------------------------------------------------------------
  Janus Flexible Income Fund      Corporate Bonds         High          High
  Janus High-Yield Fund           Corporate Bonds         Highest       Moderate
  Janus Short-Term Bond Fund      Corporate Bonds         Moderate      Low
  Janus Federal Tax-Exempt Fund   Municipal Securities    Low           High

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

               Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

            Investment objectives, principal investment strategies and risks  23

3. HOW IS CREDIT QUALITY MEASURED?

               Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependant on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

               Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse

 24  Janus Income Funds prospectus
               than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs

MONEY MARKET FUNDS

               This section takes a closer look at the investment objective of each of the Money Market Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

            Investment objectives, principal investment strategies and risks  25

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND
               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

 26  Janus Income Funds prospectus

COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

            Investment objectives, principal investment strategies and risks  27

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

               JANUS TAX-EXEMPT MONEY MARKET FUND

               As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt

 28  Janus Income Funds prospectus
               from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)

               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

               - participation interests in municipal securities

               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

            Investment objectives, principal investment strategies and risks  29

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:

               - U.S. Government Securities

               - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may each use:

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES
               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

 30  Janus Income Funds prospectus

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

            Investment objectives, principal investment strategies and risks  31

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 32  Janus Income Funds prospectus

                               JANUS INCOME FUNDS
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms.
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

 34  Janus Income Funds prospectus

MINIMUM INVESTMENTS*+

                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100

               * These minimums apply to each individual Fund in which you invest. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners. You may open and maintain this type of account on janus.com.

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

                                                        Shareholder's manual  35

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.

               INVESTING FOR YOUR RETIREMENT

               Please refer to janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

 36  Janus Income Funds prospectus

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.

               PLEASE REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS DULY PROCESSED AFTER RECEIVED IN GOOD ORDER.

                                                        Shareholder's manual  37

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 38  Janus Income Funds prospectus

    TO EXCHANGE SHARES                  TO SELL SHARES



    ONLINE AT www.janus.com             ONLINE AT www.janus.com
    ------------------------------      ------------------------------
    - Exchanges may be made online      - Redemptions may be made
      at janus.com.                       online at janus.com.



    BY TELEPHONE                        BY TELEPHONE
    ------------------------------      ------------------------------
    - All accounts are                  - All accounts are
      automatically eligible to           automatically eligible to
      exchange shares by                  sell shares by telephone. To
      telephone. To exchange all          sell all or a portion of
      or a portion of your shares         your shares, call Janus
      into any other available            XpressLine(TM) or a Janus
      Janus fund, call Janus              Representative. The Funds
      XpressLine(TM) or a Janus           reserve the right to limit
      Representative.                     the dollar amount of shares
                                          that you may redeem from
                                          your account by telephone.



                                        BY WIRE
                                        ------------------------------
                                        - You can redeem shares by
                                          wire. For wiring
                                          instructions, call a Janus
                                          Representative.



    BY MAIL/IN WRITING                  BY MAIL/IN WRITING
    ------------------------------      ------------------------------
    - To request an exchange in         - To request a redemption in
      writing, please follow the          writing, please follow the
      instructions in the "Written        instructions in the "Written
      Instructions" section of            Instructions" section of
      this manual.                        this manual.



    BY SYSTEMATIC EXCHANGE              BY SYSTEMATIC REDEMPTION
    ------------------------------      ------------------------------
    - You determine the amount of       - This option allows you to
      money you would like                sell shares worth a specific
      automatically exchanged from        dollar amount from your
      one Fund account to another         account on a regular basis.
      on any day of the month. You
      may establish this program
      for as little as $100 per
      exchange.
    ------------------------------      ------------------------------
     Note: For more information,         Note: Also refer to the
           refer to the "Exchange              "Payment of Redemption
           Policies" section of                Proceeds" section of
           this manual.                        this manual for more
                                               information.

                                                        Shareholder's manual  39

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the net asset value next determined after we receive good funds.

               - Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's

 40  Janus Income Funds prospectus
                 commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by a Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

               Note: For the fastest and easiest way to exchange shares, log onto janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

                                                        Shareholder's manual  41

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period. However, the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - An exchange from Janus High-Yield Fund of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

EXCESSIVE TRADING

               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive

 42  Janus Income Funds prospectus
               short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Funds will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Funds reserve the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Funds' exchange limits or excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

                                                        Shareholder's manual  43

               The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

               - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

               SHARES MAY BE SOLD AT ANY TIME ON JANUS.COM, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor shares Class of Janus Money Market Fund during the 15 day hold period.

 44  Janus Income Funds prospectus

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

REDEMPTION FEE

               Redemptions (and exchanges) of shares from Janus High-Yield Fund held for three months or less may be subject to the Fund's redemption fee. Currently, the redemption fee is 1.00% of a shareholder's redemption proceeds. Effective March 1, 2004, the Fund's redemption fee will increase to 2.00% on shares purchased on or after that date. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

               Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

               However, the redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

                                                        Shareholder's manual  45

               In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund;
               (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). For Fund shares purchased through a financial intermediary, shareholders should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

               In addition to the circumstances noted in the preceding paragraph, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

 46  Janus Income Funds prospectus

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see

                                                        Shareholder's manual  47
               if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by a Fund (or the Fund's agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day") (and, in the case of the Money Market Funds, the Federal Reserve Banks are also open ("bank business day")) except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. In order to receive same day dividends for the Money Market Funds, your purchase request must be received by 3:00 p.m. New York time for the Janus Money Market Fund, 5:00 p.m. New York time for the Janus Government Money Market Fund and 12:00 p.m. New York time for the Janus Tax-Exempt Money Market Fund (the daily yield for the Money Market Funds is calculated after these times). The Money Market Funds reserve the right to require purchase, redemption and exchange requests and payments prior to this time on days when the bond market or the NYSE close early.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds' holdings may change on days when you will not be able to purchase or redeem the Funds' shares.

               The Fixed-Income Funds' portfolio securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in

 48  Janus Income Funds prospectus
               good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Shares' NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

               Effective December 31, 2003, the Funds' full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Funds' top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Funds will disclose their top ten portfolio holdings. The Funds will also provide the percentage of their total portfolios that are represented by their top five or ten holdings.

               Also effective December 31, 2003, the Janus Money Market Funds' full portfolio holdings will be available to all shareholders of record upon request by calling a Janus Investor Service representative.

               The Funds provide specific portfolio level attribution analysis information upon request. Such attribution analyses will be prepared monthly, with a 30-day lag, and may be obtained by calling a Janus Investor Service representative.

                                                        Shareholder's manual  49

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               CHECK WRITING PRIVILEGE

               Check writing privileges are available for all three Money Market Funds. Checkbooks will be issued to shareholders who have completed a Signature Draft Card, which is sent in the new account welcome package or by calling a Janus Representative. (There is no check writing privilege for retirement accounts.) Your checkbook will be mailed approximately 10 days after the check writing privilege is requested. You may order checks any time on janus.com. Checks may be written for $250 or more per check. Purchases made by check or the Automatic Monthly Investment Program may not be redeemed by a redemption check until the 15-day hold period has passed. All checks written on the account must be signed by all account holders unless otherwise specified on the original application or the subsequent Signature Draft Card. The Funds reserve the right to terminate or modify the check writing privilege at any time.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

               A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation

 50  Janus Income Funds prospectus
               from the Funds for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds, such as market timing.

               ONLINE AND TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine(TM). You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact

                                                        Shareholder's manual  51

               Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

 52  Janus Income Funds prospectus

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.

               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirma-

                                                        Shareholder's manual  53
               tion will be mailed within two days of the transaction. Dividend information will be confirmed quarterly.

               The Funds produce financial reports, which include a list of each of the Funds' portfolio holdings, semiannually and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Funds will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Funds receive your instructions. The Funds reserve the right to charge a fee for additional account statement requests.

 54  Janus Income Funds prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.

               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Fixed-Income Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described in the SAI.)

               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider such arrangements when evaluating any recommendation of the Funds.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Funds' advisory agree-

                                                     Management of the Funds  55
               ment spells out the management fee and other expenses that the Funds must pay.

               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. For the most recent fiscal year, each Fund paid Janus Capital the following management fees (net of any fee waivers or reductions) based upon each Fund's average net assets:

                                                                        Management Fee
                                                                    (for Fiscal Year Ended
                                                                     October 31, 2002)(1)
                Janus Flexible Income Fund                                  0.57%
                Janus High-Yield Fund                                       0.71%
                Janus Short-Term Bond Fund                                  0.38%
                Janus Federal Tax-Exempt Fund                               0.34%
                Janus Money Market Fund                                     0.10%
                Janus Tax-Exempt Money Market Fund                          0.10%
                Janus Government Money Market Fund                          0.10%

               (1) For each Fund, Janus Capital has agreed to waive or reduce a portion of its management fee. Janus Capital has agreed to continue such waivers and reductions until at least the next annual renewal of the advisory agreements. You will be notified of any change in this limit.

 56  Janus Income Funds prospectus

PORTFOLIO MANAGERS

MICHAEL C. BUCHANAN
--------------------------------------------------------------------------------
                   is Portfolio Manager of Janus High-Yield Fund, which he has managed since July 2003. Mr. Buchanan joined Janus Capital in July 2003. Prior to joining Janus, he was a Portfolio Manager and Head of High-Yield Trading for BlackRock Financial Management from 1998 to 2003. Mr. Buchanan holds Bachelor's degrees in Business Economics and Organizational Behavior/Management from Brown
                   University. He has earned the right to use the Chartered Financial Analyst designation.

JEANINE MORRONI
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Portfolio Manager of
                   Janus Government Money Market Fund, which she has comanaged since September 2003. She has served as Assistant Portfolio Manager of Janus Government Money
                   Market Fund since January 1999. Ms. Morroni joined Janus Capital in 1994 and performed duties as a money market trader until 1995, when she became a money market research analyst. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  57

SHARON S. PICHLER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Institutional Cash Reserves Fund, which she has managed since inception. Ms. Pichler is also Executive
                   Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which she has managed since January 2001. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.

GIBSON SMITH
--------------------------------------------------------------------------------
                   is Portfolio Manager of Janus Short-Term Bond Fund and Assistant Manager of Janus Flexible Income Fund. Mr. Smith is also a Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst.
                   Prior to joining Janus, Mr. Smith worked in the fixed income division at Morgan Stanley from 1991 to 2001. He holds a Bachelor's degree in Economics from the University of Colorado at Boulder.

 58  Janus Income Funds prospectus

RONALD V. SPEAKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Flexible Income Fund, which he has managed or co-managed since December 1991. He served as a Co-Manager of Janus High-Yield Fund from inception to February 1998 and as a Portfolio Manager of Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inception through December 1995. Mr. Speaker is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial
                   Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Portfolio Manager of
                   Janus Government Money Market Fund, which he has managed since February 1999. Mr. Thorderson is also Portfolio
                   Manager of other Janus accounts. He joined Janus Capital in May 1996 as a money market analyst. Prior to joining
                   Janus Capital, he was a Portfolio Manager for USAA
                   Investment Management Company from 1991 to 1996. Mr. Thorderson holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  59

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each of the Money Market Funds currently offers three classes of shares. This Prospectus only describes the Investor Shares of the Money Market Funds which are available to the general public. Institutional Shares of the Money Market Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements. A third class of shares, Service Shares of the Money Market Funds are available only to banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. If you would like additional information, please call 1-800-29JANUS.

               SIZE OF FUNDS

               The Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               PENDING LEGAL MATTERS

               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectus.

               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its

 60  Janus Income Funds prospectus
               shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:

               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.

               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining

                                                           Other information  61
               to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.

               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information

 62  Janus Income Funds prospectus
               describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  63

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions.

FIXED-INCOME FUNDS

               Income dividends for the Fixed-Income Funds are declared daily, Saturdays, Sundays and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Funds or their agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Funds or their agent. Capital gains, if any, are declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax

 64  Janus Income Funds prospectus
               obligations. Capital gains distributions, if any, from Janus Federal Tax-Exempt Fund will also be taxable.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

MONEY MARKET FUNDS

               For the Money Market Funds, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

               Shares of the Money Market Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Purchase orders accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) (5:00 p.m. for Janus Government Money Market Fund), on the

                                                     Distributions and taxes  65
               business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day, and that day's dividend will not be received. Requests for redemptions made by wire which are received after these times will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

               The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

DISTRIBUTION OPTIONS

               When you open an account, it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION (THE FIXED-INCOME FUNDS ONLY). You
                  may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

 66  Janus Income Funds prospectus

               4. REDIRECT OPTION. You may direct your dividends or capital gains distributions (dividends in the case of the Money Market Funds) to purchase shares of another Janus fund.

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. These distributions may be subject to state and local income tax. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent a Fund earns such income, shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal

                                                     Distributions and taxes  67
               tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.

               Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 68  Janus Income Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

JANUS FLEXIBLE INCOME FUND
-----------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31st
                                                      2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD            $9.49       $8.99       $9.35       $9.91      $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                            0.49        0.58        0.65        0.63        0.67
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                         0.02        0.50      (0.35)      (0.45)        0.12
  4.  Total from investment operations                 0.51        1.08        0.30        0.18        0.79
      LESS DISTRIBUTIONS:(1)
  5.  Dividends (from net investment income)         (0.49)      (0.58)      (0.66)(2)   (0.63)      (0.67)
  6.  Distributions (from capital gains)                 --          --          --      (0.11)      (0.21)
  7.  Total distributions                            (0.49)      (0.58)      (0.66)      (0.74)      (0.88)
  8.  NET ASSET VALUE, END OF PERIOD                  $9.51       $9.49       $8.99       $9.35       $9.91
  9.  Total return                                    5.63%      12.41%       3.31%       1.75%       8.14%
 10.  Net assets, end of period (in millions)        $1,585      $1,326      $1,080      $1,279      $1,104
 11.  Average net assets for the period (in
      millions)                                      $1,347      $1,147      $1,138      $1,266       $ 893
 12.  Ratio of gross expenses to average net assets   0.81%       0.79%       0.81%       0.82%       0.84%
 13.  Ratio of net expenses to average net assets     0.81%       0.77%       0.79%       0.81%       0.82%
 14.  Ratio of net investment income to average net
      assets                                          5.24%       6.33%       7.31%       6.54%       6.68%
 15.  Portfolio turnover rate                          243%        284%        173%        119%        148%
-----------------------------------------------------------------------------------------------------------

(1) As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

                                                         Financial highlights 69

JANUS HIGH-YIELD FUND
-------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31st
                                                      2002      2001        2000        1999     1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD            $9.28     $9.84      $10.03      $10.25    $11.83
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                            0.65      0.78        0.86        0.89      0.90
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                       (0.46)    (0.56)      (0.19)      (0.22)    (1.02)
  4.  Total from investment operations                 0.19      0.22        0.67        0.67    (0.12)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)         (0.65)    (0.78)(1)   (0.86)(1)   (0.89)    (0.90)
  6.  Distributions (from capital gains)                 --        --          --          --    (0.56)
  7.  Total distributions                            (0.65)    (0.78)      (0.86)      (0.89)    (1.46)
  8.  NET ASSET VALUE, END OF PERIOD                  $8.82     $9.28       $9.84      $10.03    $10.25
  9.  Total return                                    1.97%     2.23%       6.72%       6.34%   (1.45%)
 10.  Net assets, end of period (in millions)          $573      $409        $300        $264      $268
 11.  Average net assets for the period (in
      millions)                                        $491      $382        $286        $297      $381
 12.  Ratio of gross expenses to average net
      assets(2)                                       0.96%     1.03%       1.03%       1.02%     0.99%
 13.  Ratio of net expenses to average net assets     0.96%     0.99%       1.00%       1.00%     0.96%
 14.  Ratio of net investment income to average net
      assets                                          7.02%     8.04%       8.43%       8.48%     7.85%
 15.  Portfolio turnover rate                          161%      358%        295%        310%      336%
-------------------------------------------------------------------------------------------------------

(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(2) The ratio was 1.05% in 2000 and 1.05% in 1999 before waiver of certain fees incurred by the Fund.

 70  Janus Income Funds prospectus

JANUS SHORT-TERM BOND FUND
---------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                      2002         2001     2000     1999     1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD            $2.97        $2.86    $2.83    $2.91    $2.90
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                            0.10         0.14     0.16     0.16     0.17
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                       (0.04)         0.11     0.03   (0.08)     0.01
  4.  Total from investment operations                 0.06         0.25     0.19     0.08     0.18
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)         (0.10)(1)    (0.14)   (0.16)   (0.16)   (0.17)
  6.  Distributions (from capital gains)                 --           --       --       --       --
  7.  Total distributions                            (0.10)       (0.14)   (0.16)   (0.16)   (0.17)
  8.  NET ASSET VALUE, END OF PERIOD                  $2.93        $2.97    $2.86    $2.83    $2.91
  9.  Total return                                    2.22%        9.50%    6.65%    2.82%    6.49%
 10.  Net assets, end of period (in millions)          $493         $524     $140     $139     $141
 11.  Average net assets for the period (in
      millions)                                        $500         $285     $129     $136      $90
 12.  Ratio of gross expenses to average net
      assets(2)                                       0.65%        0.66%    0.66%    0.66%    0.67%
 13.  Ratio of net expenses to average net assets     0.65%        0.65%    0.65%    0.65%    0.65%
 14.  Ratio of net investment income to average net
      assets                                          3.55%        4.70%    5.74%    5.59%    5.91%
 15.  Portfolio turnover rate                          164%         201%     134%     101%     101%
---------------------------------------------------------------------------------------------------

(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(2) The ratio was 0.88% in 2002, 0.98% in 2001, 1.03% in 2000, 1.03% in 1999 and
    1.06% in 1998 before waiver of certain fees incurred by the Fund.

                                                        Financial highlights  71

JANUS FEDERAL TAX-EXEMPT FUND
-------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                                   2002         2001     2000     1999      1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD         $7.01        $6.74    $6.66     $7.27    $7.09
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                         0.27         0.31     0.34      0.34     0.34
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                      0.04         0.27     0.08    (0.61)     0.18
  4.  Total from investment operations              0.31         0.58     0.42    (0.27)     0.52
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)      (0.27)       (0.31)   (0.34)    (0.34)   (0.34)
  6.  Distributions (from capital gains)              --           --       --        --       --
  7.  Total distributions                         (0.27)       (0.31)   (0.34)    (0.34)   (0.34)
  8.  NET ASSET VALUE, END OF PERIOD               $7.05        $7.01    $6.74     $6.66    $7.27
  9.  Total return                                 4.56%        8.80%    6.47%   (4.04%)    7.65%
 10.  Net assets, end of period (in millions)       $230         $129      $80       $96      $92
 11.  Average net assets for the period (in
      millions)                                     $148         $105      $78      $102      $74
 12.  Ratio of gross expenses to average net
      assets                                       0.66%(1)     0.68%    0.67%     0.66%    0.67%
 13.  Ratio of net expenses to average net
      assets                                       0.65%        0.65%    0.65%     0.65%    0.65%
 14.  Ratio of net investment income to average
      net assets                                   3.83%        4.50%    5.09%     4.79%    4.76%
 15.  Portfolio turnover rate                        58%          60%     115%       62%     227%
-------------------------------------------------------------------------------------------------

(1) The ratio was 0.92% in 2002, 1.05% in 2001, 1.02% in 2000, 1.01% in 1999 and
    0.99% in 1998 before waiver of certain fees incurred by the Fund.

 72  Janus Income Funds prospectus

JANUS MONEY MARKET FUND - INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31st
                                                      2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD            $1.00       $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                            0.02        0.04        0.06        0.05        0.05
  3.  Total from investment operations                 0.02        0.04        0.06        0.05        0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)         (0.02)      (0.04)      (0.06)      (0.05)      (0.05)
  5.  Total dividends and distributions              (0.02)      (0.04)      (0.06)      (0.05)      (0.05)
  6.  NET ASSET VALUE, END OF PERIOD                  $1.00       $1.00       $1.00       $1.00       $1.00
  7.  Total return                                    1.53%       4.52%       5.88%       4.69%       5.25%
  8.  Net assets, end of period (in millions)        $3,042      $3,614      $3,166      $2,309      $1,492
  9.  Average net assets for the period (in
      millions)                                      $3,180      $3,630      $2,982      $1,809      $1,124
 10.  Ratio of expenses to average net assets(1)      0.60%       0.60%       0.60%       0.60%       0.60%
 11.  Ratio of net investment income to average net
      assets                                          1.53%       4.43%       5.77%       4.61%       5.13%
-----------------------------------------------------------------------------------------------------------

(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.

                                                        Financial highlights  73

JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES
--------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                        2002      2001     2000     1999     1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD              $1.00     $1.00    $1.00    $1.00    $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                              0.01      0.03     0.04     0.03     0.03
  3.  Total from investment operations                   0.01      0.03     0.04     0.03     0.03
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)           (0.01)    (0.03)   (0.04)   (0.03)   (0.03)
  5.  Total dividends and distributions                (0.01)    (0.03)   (0.04)   (0.03)   (0.03)
  6.  NET ASSET VALUE, END OF PERIOD                    $1.00     $1.00    $1.00    $1.00    $1.00
  7.  Total return                                      1.09%     2.84%    3.58%    2.83%    3.23%
  8.  Net assets, end of period (in millions)            $187      $206     $171     $147     $105
  9.  Average net assets for the period (in millions)    $192      $191     $168     $123      $91
 10.  Ratio of expenses to average net assets(1)        0.60%     0.61%    0.60%    0.60%    0.60%
 11.  Ratio of net investment income to average net
      assets                                            1.08%     2.79%    3.53%    2.80%    3.16%
--------------------------------------------------------------------------------------------------

(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.

 74  Janus Income Funds prospectus

JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31st
                                                       2002         2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD              $1.00       $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                              0.01        0.04        0.06        0.04        0.05
  3.  Total from investment operations                   0.01        0.04        0.06        0.04        0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)           (0.01)      (0.04)      (0.06)      (0.04)      (0.05)
  5.  Distributions (from capital gains)                   --          --          --          --          --
  6.  Total dividends and distributions                (0.01)      (0.04)      (0.06)      (0.04)      (0.05)
  7.  NET ASSET VALUE, END OF PERIOD                    $1.00       $1.00       $1.00       $1.00       $1.00
  8.  Total return                                      1.49%       4.47%       5.76%       4.56%       5.12%
  9.  Net assets, end of period (in millions)            $447        $471        $330        $361        $213
 10.  Average net assets for the period (in
      millions)                                          $431        $403        $341        $231        $151
 11.  Ratio of expenses to average net assets(1)        0.60%       0.60%       0.60%       0.60%       0.60%
 12.  Ratio of net investment income to average net
      assets                                            1.48%       4.25%       5.61%       4.50%       5.01%
-------------------------------------------------------------------------------------------------------------

(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.

                                                        Financial highlights  75

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fixed-Income Funds may invest. The Fixed-Income Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Fixed-Income Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific

 76  Janus Income Funds prospectus
               maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest

                                                Glossary of investment terms  77
               payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

               MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

               PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could

 78  Janus Income Funds prospectus
               require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

                                                Glossary of investment terms  79

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

 80  Janus Income Funds prospectus

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

                                                Glossary of investment terms  81

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

 82  Janus Income Funds prospectus

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  83

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

 84  Janus Income Funds prospectus

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

                                            Explanation of rating categories  85

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY

               During the fiscal year ended October 31, 2002, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:

                JANUS FLEXIBLE INCOME FUND
                ---------------------------------------------------------------

                 BONDS-S&P RATING:
                 AAA                                                        36%
                 AA                                                          6%
                 A                                                          11%
                 BBB                                                        28%
                 BB                                                          6%
                 B                                                           4%
                 CCC                                                         0%
                 CC                                                          0%
                 C                                                           0%
                 Not Rated                                                   2%
                 Preferred Stock                                             1%
                 Cash and Options                                            6%
                 TOTAL                                                     100%
                ---------------------------------------------------------------

 86  Janus Income Funds prospectus

          JANUS HIGH-YIELD FUND
          ---------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                         0%
           AA                                                          0%
           A                                                           0%
           BBB                                                        11%
           BB                                                         32%
           B                                                          39%
           CCC                                                         2%
           CC                                                          0%
           C                                                           0%
           Not Rated                                                   0%
           Preferred Stock                                             0%
           Cash and Options                                           16%
           TOTAL                                                     100%
          ---------------------------------------------------------------

               No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended October 31, 2002.

                                            Explanation of rating categories  87

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

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

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 90

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

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 92

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

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713
                    Investment Company Act File No. 811-1879

                       February 28, 2003
                       As Supplemented July 10, 2003,
                       September 26, 2003, November 7, 2003
                       and November 26, 2003



                       Janus Flexible Income Fund
                       Janus High-Yield Fund
                       Janus Short-Term Bond Fund
                       Janus Federal Tax-Exempt Fund
                       Janus Money Market Fund
                       Janus Tax-Exempt Money Market Fund
                       Janus Government Money Market Fund

                               JANUS INCOME FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Fixed-income funds............................    2
                   Money market funds............................   10
                   Fees and expenses.............................   14

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Fixed-income funds............................   16
                   Money market funds............................   25

                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   34
                   Purchases.....................................   35
                   Exchanges.....................................   36
                   Redemptions...................................   37
                   Tax-deferred accounts.........................   40
                   Excessive trading.............................   40
                   Shareholder account policies..................   42

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   43
                   Management expenses...........................   43
                   Portfolio managers............................   45

                OTHER INFORMATION................................   48

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   52
                   Taxes.........................................   54

                FINANCIAL HIGHLIGHTS.............................   57

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   65
                   Futures, options and other derivatives........   70
                   Other investments, strategies and/or
                   techniques....................................   71

                RATING CATEGORIES
                   Explanation of rating categories..............   73

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

               Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund are designed for long-term investors who primarily seek current income. Janus Flexible Income Fund is designed for long-term investors who primarily seek total return.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FIXED-INCOME FUNDS?

--------------------------------------------------------------------------------
               - JANUS FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.

               - JANUS HIGH-YIELD FUND seeks to obtain high current income.
                 Capital appreciation is a secondary objective when consistent with its primary objective.

               - JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.

               - JANUS FEDERAL TAX-EXEMPT FUND seeks as high a level of
                 current income exempt from federal income tax as is consistent with preservation of capital.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change to a Fund's objective(s) or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective(s).

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FIXED-INCOME FUNDS?

               In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the Funds' portfolio managers look at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio

 2  Janus Income Funds prospectus
               manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each of the Fixed-Income Funds may invest without limit in foreign debt and equity securities.

               JANUS FLEXIBLE INCOME FUND invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets.

               JANUS HIGH-YIELD FUND invests, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.

               JANUS SHORT-TERM BOND FUND invests, under normal circumstances, at least 80% of its net assets in debt securities such as corporate bonds or notes, or U.S. Treasury Bonds. It implements this policy by investing primarily in short- and intermediate-term fixed-income securities and may invest up to 35% of its net assets in high-yield/high-risk bonds. The fund expects to maintain an average weighted effective maturity of 3 years or less under normal circumstances.

               JANUS FEDERAL TAX-EXEMPT FUND invests primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.

               For purposes of the Funds' 80% policies, net assets will take into account borrowings for investment purposes.

                                                          Risk/return summary  3

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FIXED-INCOME FUNDS?

               Although the Fixed-Income Funds may be less volatile than funds that invest most of their assets in common stocks, the Funds' returns and yields will vary, and you could lose money.

               The Funds invest in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Funds' net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Fixed-Income Funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not be able to pay interest and principal when due, is a fundamental risk associated with the Fixed-Income Funds.

               At times, JANUS FEDERAL TAX-EXEMPT FUND may invest more than 25% of its assets in tax-exempt securities related in such a way that a negative economic, business or political development or change affecting the invested security could also negatively affect other securities in the same category.

               Each of the Fixed-Income Funds may invest to some extent in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fixed-Income Funds may vary significantly, depending upon their holdings of high-yield/high-risk bonds.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 4  Janus Income Funds prospectus

               The following information provides some indication of the risks of investing in the Fixed-Income Funds by showing how each of the Fixed-Income Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.

               JANUS FLEXIBLE INCOME FUND

                 Annual returns for calendar years ended 12/31
                                        15.70%  (2.92%) 21.15%  6.88%   11.43%  8.84%   0.46%   4.89%   7.23%       9.93%
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  2nd-1995 7.35%    Worst Quarter:  2nd-1994 (1.49%)

                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year   5 years   10 years       (7/7/87)
                Janus Flexible Income Fund
                  Return Before Taxes          9.93%    6.22%      8.15%          8.39%
                  Return After Taxes on
                    Distributions              7.79%    3.56%      5.03%          5.27%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*            6.03%    3.62%      4.97%          5.27%
                Lehman Brothers Gov't/Credit
                  Index+                      11.04%    7.62%      7.61%          8.54%
                  (reflects no deduction for
                  expenses or taxes)
                                              -----------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                          Risk/return summary  5

               JANUS HIGH-YIELD FUND

                 Annual returns for calendar years ended 12/31
                                        23.99%  15.47%  0.97%   5.54%   2.50%   4.59%       2.56%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  1st-1996 7.34%    Worst Quarter:  3rd-1998 (5.76%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                         1 year   5 years     (12/29/95)
                Janus High-Yield Fund
                  Return Before Taxes                     2.56%    3.22%         7.66%
                  Return After Taxes on Distributions    (0.13%)   0.06%         3.96%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*              1.55%    0.99%         4.34%
                Lehman Brothers High-Yield Bond Index+   (1.41%)   0.38%         3.59%
                  (reflects no deduction for fees,
                  expenses or taxes)
                                                         ------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers High-Yield Bond Index is composed of
                 fixed-rate, publicly issued, noninvestment grade debt.

 6  Janus Income Funds prospectus

               JANUS SHORT-TERM BOND FUND

                 Annual returns for calendar years ended 12/31
                                        6.18%   0.35%   7.95%   6.19%   6.61%   6.77%   2.91%   7.74%   6.85%       3.57%
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1996 3.25%    Worst Quarter:  1st-1994 (0.61%)

                                       Average annual total return for periods ended 12/31/02
                                       ------------------------------------------------------
                                                                              Since Inception
                                                1 year   5 years   10 years      (9/1/92)
                Janus Short-Term Bond Fund
                  Return Before Taxes           3.57%     5.55%     5.48%          5.35%
                  Return After Taxes on
                    Distributions               2.18%     3.47%     3.23%          3.14%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                2.17%     3.40%     3.24%          3.16%
                Lehman Brothers Gov't/Credit
                  1-3 Year Index+               6.28%     6.63%     6.18%          6.09%
                  (reflects no deduction for
                  expenses or taxes)
                                                ---------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers Gov't/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.

                                                          Risk/return summary  7

               JANUS FEDERAL TAX-EXEMPT FUND

                 Annual returns for calendar years ended 12/31
                                        (7.77%) 15.84%  4.71%   8.98%   5.31%   (4.39%) 8.91%   3.14%       9.39%
                                         1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  1st-1995 6.61%    Worst Quarter:  1st-1994 (6.75%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                         1 year   5 years      (5/3/93)
                Janus Federal Tax-Exempt Fund
                  Return Before Taxes                    9.39%     4.35%         5.15%
                  Return After Taxes on Distributions    9.39%     4.31%         5.12%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*             7.31%     4.34%         5.07%
                Lehman Brothers Municipal Bond Index+    9.60%     6.06%         6.43%
                  (reflects no deduction for expenses
                  or taxes)
                                                         ------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers Municipal Bond Index is composed of
                 approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

 8  Janus Income Funds prospectus

               Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Funds' current yields.

               The Fixed-Income Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  9

MONEY MARKET FUNDS

               The Money Market Funds are designed for investors who seek current income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------
               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from

 10  Janus Income Funds prospectus
               federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

               Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

                                                         Risk/return summary  11

               The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Investor Shares Class of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the period indicated.

               JANUS MONEY MARKET FUND - INVESTOR SHARES

                 Annual returns for calendar years ended 12/31
                                        5.06%   5.25%   5.20%   4.77%   6.05%   3.78%       1.38%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-2000 1.56%    Worst Quarter:  4th-2002 0.29%

               JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES

                 Annual returns for calendar years ended 12/31
                                        3.18%   3.22%   3.20%   2.89%   3.64%   2.42%       1.03%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  2nd-2000 0.96%    Worst Quarter:  3rd-2002 0.24%

 12  Janus Income Funds prospectus

               JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES

                 Annual returns for calendar years ended 12/31
                                        4.97%   5.11%   5.06%   4.66%   5.94%   3.73%       1.33%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-2000 1.54%    Worst Quarter:  4th-2002 0.27%

               The 7-day yield on December 31, 2002 was 0.96% for Janus Money Market Fund - Investor Shares; 1.02% for Janus Tax-Exempt Money Market Fund - Investor Shares; and 0.89% for Janus Government Money Market Fund - Investor Shares, respectively. For the Funds' current yields, call Janus XpressLine(TM) at 1-888-979-7737.

               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                                                         Risk/return summary  13

FEES AND EXPENSES

               The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2002.

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus High-Yield Fund that you have held for 3 months or less you may pay a redemption fee.

               SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                Sales Charges                                     None
                Redemption Fee on shares of Janus High-Yield
                  Fund held 3 months or less (as a % of amount
                  redeemed)*                                      1.00%

               * The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide. Effective March 1, 2004, the Fund's redemption fee will increase to 2.00% on shares purchased on or after that date.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

 14  Janus Income Funds prospectus

                                      Janus                Janus        Janus Short-Term    Janus Federal
                               Flexible Income Fund   High-Yield Fund      Bond Fund       Tax-Exempt Fund
  Management Fee                      0.57%                0.71%              0.61%              0.60%
  Other Expenses                      0.24%                0.25%              0.27%              0.32%
  Total Annual Fund Operating
    Expenses Without Waivers*         0.81%                0.96%              0.88%              0.92%
  Total Waivers                       0.00%                0.00%             (0.23%)            (0.26%)
  Total Annual Fund Operating
    Expenses With Waivers*            0.81%                0.96%              0.65%              0.66%

                                            Janus Money     Janus Tax-Exempt    Janus Government
  Investor Shares                           Market Fund     Money Market Fund   Money Market Fund
  Management Fee                                0.20%              0.20%               0.20%
  Other Expenses                                0.50%              0.50%               0.50%
  Total Annual Fund Operating Expenses
    Without Reductions*                         0.70%              0.70%               0.70%
  Total Reductions                             (0.10%)            (0.10%)             (0.10%)
  Total Annual Fund Operating Expenses
    With Reductions*                            0.60%              0.60%               0.60%

 * All expenses are stated both with and without contractual waivers or reductions by Janus Capital. Waivers, if applicable, for the Fixed-Income Funds are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue such waivers and reductions until at least the next annual renewal of the advisory agreements.

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 Year   3 Years   5 Years   10 Years
                                                            -------------------------------------
  Janus Flexible Income Fund                                 $83      $259      $450      $1,002
  Janus High-Yield Fund                                      $98      $306      $531      $1,178
  Janus Short-Term Bond Fund                                 $90      $281      $488      $1,084
  Janus Federal Tax-Exempt Fund                              $94      $293      $509      $1,131
  Janus Money Market Fund - Investor Shares                  $72      $224      $390      $  871
  Janus Tax-Exempt Money Market Fund - Investor Shares       $72      $224      $390      $  871
  Janus Government Money Market Fund - Investor Shares       $72      $224      $390      $  871

                                                         Risk/return summary  15

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

               This section takes a closer look at the investment objectives of each of the Fixed-Income Funds, their principal investment strategies and certain risks of investing in the Fixed-Income Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the Funds' portfolio managers look at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               JANUS FLEXIBLE INCOME FUND
               Janus Flexible Income Fund seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

 16  Janus Income Funds prospectus

               JANUS HIGH-YIELD FUND
               Janus High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.

               JANUS SHORT-TERM BOND FUND
               Janus Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. It invests, under normal circumstances, at least 80% of its net assets in short- and intermediate term securities such as corporate bonds or notes or U.S. Treasury bonds. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average weighted effective maturity of three years or less under normal circumstances.

               "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities he purchases, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

               JANUS FEDERAL TAX-EXEMPT FUND
               Janus Federal Tax-Exempt Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. It pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.

            Investment objectives, principal investment strategies and risks  17

               The following questions and answers are designed to help you better understand the Fixed-Income Funds' principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DO THE FIXED-INCOME FUNDS MANAGE INTEREST RATE RISK?

               A portfolio manager may vary the average-weighted effective maturity of a portfolio to reflect his or her analysis of interest rate trends and other factors. A Fund's average-weighted effective maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

               The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A FUND'S "DURATION"?

               A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects

 18  Janus Income Funds prospectus
               both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

               A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Fixed-Income Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fixed-Income Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fixed-Income Funds do not always stay fully invested in bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example,

            Investment objectives, principal investment strategies and risks  19 protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Fixed-Income Funds may vary significantly. When a Fixed-Income Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds and other fixed-income securities.

               OTHER TYPES OF INVESTMENTS
               The Fixed-Income Funds invest primarily in fixed-income securities, which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - common stocks

               - pass-through securities including mortgage- and asset-backed securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund and up to 35% of Janus Federal Tax-Exempt Fund's and Janus Short-Term Bond Fund's assets)

               - zero coupon, pay-in-kind and step coupon securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund; and up to 10% of assets for Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

 20  Janus Income Funds prospectus

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

            Investment objectives, principal investment strategies and risks  21

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Janus High-Yield Fund and Janus Flexible Income Fund have historically had relatively high portfolio turnover due to the nature of the securities in which these Funds invest. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS

               Because the Funds invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

 22  Janus Income Funds prospectus

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fixed-Income Funds.

1. HOW DO THE FIXED-INCOME FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK AND INTEREST RATE RISK?

               The chart below shows that the Fixed-Income Funds differ in terms of the type, credit quality and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.

                                         Primary                        Interest
                                     Investment Type      Credit Risk   Rate Risk
---------------------------------------------------------------------------------
  Janus Flexible Income Fund      Corporate Bonds         High          High
  Janus High-Yield Fund           Corporate Bonds         Highest       Moderate
  Janus Short-Term Bond Fund      Corporate Bonds         Moderate      Low
  Janus Federal Tax-Exempt Fund   Municipal Securities    Low           High

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

               Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

               Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of

            Investment objectives, principal investment strategies and risks  23

               Rating Categories" section of this Prospectus for a description of rating categories.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependant on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

               Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign

 24  Janus Income Funds prospectus
               governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs

MONEY MARKET FUNDS

               This section takes a closer look at the investment objective of each of the Money Market Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

            Investment objectives, principal investment strategies and risks  25

               JANUS TAX-EXEMPT MONEY MARKET FUND
               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

 26  Janus Income Funds prospectus

TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

            Investment objectives, principal investment strategies and risks  27

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

               JANUS TAX-EXEMPT MONEY MARKET FUND

               As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)

 28  Janus Income Funds prospectus

               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

               - participation interests in municipal securities

               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain

            Investment objectives, principal investment strategies and risks  29 circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:

               - U.S. Government Securities

               - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may each use:

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES
               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse

 30  Janus Income Funds prospectus
               changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

            Investment objectives, principal investment strategies and risks  31

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 32  Janus Income Funds prospectus

                               JANUS INCOME FUNDS
                              Shareholder's Guide

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Funds. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by a Fund (or a Fund's agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open (and, in the case of the Money Market Funds, the Federal Reserve Banks are also open) except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. In addition, the NAV of Money Market Fund shares is not determined when the Federal Reserve Banks are closed. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds' holdings may change on days when you will not be able to purchase or redeem the Funds' shares.

 34  Janus Income Funds prospectus

               The Fixed-Income Funds' portfolio securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Shares' NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including any minimum initial or subsequent investment requirements.

                                                         Shareholder's guide  35

               The following information applies to purchase orders for the Money Market Funds from financial intermediaries or plan sponsors to Janus. Check with your financial intermediary or plan sponsor directly for deadlines for purchase orders from you to your financial intermediary or plan sponsor. Requests to purchase received from a financial intermediary or plan sponsor before 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m., for Janus Government Money Market Fund, and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day (a day when both the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open) will receive dividends declared on the purchase date. In addition, the Funds' transfer agent must receive payment from the financial intermediary or plan sponsor in federal funds by 6:00 p.m. (New York time). The Funds also reserve the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the bond market or NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.

               Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.

EXCHANGES

               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is a taxable transaction (except for qualified plan accounts).

               - You may exchange shares of a Fund for shares of another Fund in
                 Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

               - You must meet the minimum investment amount for each Fund.

 36  Janus Income Funds prospectus

               - An exchange from Janus High-Yield Fund of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period. However, the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.

REDEMPTIONS

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

               Shares of any Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of

                                                         Shareholder's guide  37
               the redemption order, but in no event later than seven days after receipt of such order.

REDEMPTION FEE

               Redemptions (and exchanges) of shares from Janus High-Yield Fund held for three months or less may be subject to the Fund's redemption fee. Currently, the redemption fee is 1.00% of a shareholder's redemption proceeds. Effective March 1, 2004, the Fund's redemption fee will increase to 2.00% on shares purchased on or after that date. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

               Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

               However, the redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

               In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund;

 38  Janus Income Funds prospectus

               (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

               In addition to the circumstances noted in the preceding paragraph, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

               The following information applies to redemption orders for the Money Market Fund from financial intermediaries or plan sponsors to Janus. Check with your financial intermediary or plan sponsor directly for deadlines for redemption orders from you to your financial intermediary or plan sponsor. If a request for a redemption is received from a financial intermediary or plan sponsor by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the financial intermediary or plan sponsor account that day. After these times, a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early.

                                                         Shareholder's guide  39

TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCESSIVE TRADING

               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Funds will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Funds reserve the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes that he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Funds' exchange limits or excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

 40  Janus Income Funds prospectus

               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by your financial intermediary or plan sponsor in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your financial intermediary or plan sponsor.

               The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

               Effective December 31, 2003, the Funds' full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Funds' top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Funds will disclose their top ten portfolio holdings. The Funds will also provide the percentage of their total portfolios that are represented by their top five or ten holdings.

               Also effective December 31, 2003, the Janus Money Market Funds' full portfolio holdings will be available to all shareholders of record upon request by calling a Janus Investor Service representative.

                                                         Shareholder's guide  41

               The Funds provide specific portfolio level attribution analysis information upon request. Such attribution analyses will be prepared monthly, with a 30-day lag, and may be obtained by calling a Janus Investor Service representative.

SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

               A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Funds distribute dividend information annually.

               You will receive annual and semiannual reports including the financial statements of the Funds that you have authorized for investment through your financial intermediary or plan sponsor. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. The Trust's fiscal year ends October 31.

 42  Janus Income Funds prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.

               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Fixed-Income Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described in the SAI.)

               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider such arrangements when evaluating any recommendation of the Funds.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Funds' advisory agree-

                                                     Management of the Funds  43
               ment spells out the management fee and other expenses that the Funds must pay.

               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. For the most recent fiscal year, each Fund paid Janus Capital the following management fees (net of any fee waivers or reductions) based upon each Fund's average net assets:

                                                                        Management Fee
                                                                    (for Fiscal Year Ended
                                                                     October 31, 2002)(1)
                Janus Flexible Income Fund                                  0.57%
                Janus High-Yield Fund                                       0.71%
                Janus Short-Term Bond Fund                                  0.38%
                Janus Federal Tax-Exempt Fund                               0.34%
                Janus Money Market Fund                                     0.10%
                Janus Tax-Exempt Money Market Fund                          0.10%
                Janus Government Money Market Fund                          0.10%

               (1) For each Fund, Janus Capital has agreed to waive or reduce a portion of its management fee. Janus Capital has agreed to continue such waivers and reductions until at least the next annual renewal of the advisory agreements. You will be notified of any change in this limit.

 44  Janus Income Funds prospectus

PORTFOLIO MANAGERS

MICHAEL C. BUCHANAN
--------------------------------------------------------------------------------
                   is Portfolio Manager of Janus High-Yield Fund, which he has managed since July 2003. Mr. Buchanan joined Janus Capital in July 2003. Prior to joining Janus, he was a Portfolio Manager and Head of High-Yield Trading for BlackRock Financial Management from 1998 to 2003. Mr. Buchanan holds Bachelor's degrees in Business Economics and Organizational Behavior/Management from Brown
                   University. He has earned the right to use the Chartered Financial Analyst designation.

JEANINE MORRONI
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Portfolio Manager of
                   Janus Government Money Market Fund, which she has comanaged since September 2003. She has served as Assistant Portfolio Manager of Janus Government Money
                   Market Fund since January 1999. Ms. Morroni joined Janus Capital in 1994 and performed duties as a money market trader until 1995, when she became a money market research analyst. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  45

SHARON S. PICHLER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Institutional Cash Reserves Fund, which she has managed since inception. Ms. Pichler is also Executive
                   Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which she has managed since January 2001. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.

GIBSON SMITH
--------------------------------------------------------------------------------
                   is Portfolio Manager of Janus Short-Term Bond Fund and Assistant Manager of Janus Flexible Income Fund. Mr. Smith is also a Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst.
                   Prior to joining Janus, Mr. Smith worked in the fixed income division at Morgan Stanley from 1991 to 2001. He holds a Bachelor's degree in Economics from the University of Colorado at Boulder.

 46  Janus Income Funds prospectus

RONALD V. SPEAKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Flexible Income Fund, which he has managed or co-managed since December 1991. He served as a Co-Manager of Janus High-Yield Fund from inception to February 1998 and as a Portfolio Manager of Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inception through December 1995. Mr. Speaker is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial
                   Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Portfolio Manager of
                   Janus Government Money Market Fund, which he has managed since February 1999. Mr. Thorderson is also Portfolio
                   Manager of other Janus accounts. He joined Janus Capital in May 1996 as a money market analyst. Prior to joining
                   Janus Capital, he was a Portfolio Manager for USAA
                   Investment Management Company from 1991 to 1996. Mr. Thorderson holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  47

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each of the Money Market Funds currently offers three classes of shares. This Prospectus only describes the Investor Shares of the Money Market Funds which are available to the general public. Institutional Shares of the Money Market Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements. A third class of shares, Service Shares of the Money Market Funds are available only to banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. If you would like additional information, please call 1-800-29JANUS.

               SIZE OF FUNDS

               The Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing plan participants and other shareholders invested in that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               PENDING LEGAL MATTERS

               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectus.

               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is

 48  Janus Income Funds prospectus
               designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:

               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.

                                                           Other information  49

               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.

               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at

 50  Janus Income Funds prospectus

               800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  51

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions.

FIXED-INCOME FUNDS

               Income dividends for the Fixed-Income Funds are declared daily, Saturdays, Sundays and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Funds or their agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Funds or their agent. Capital gains, if any, are declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax

 52  Janus Income Funds prospectus
               obligations. Capital gains distributions, if any, from Janus Federal Tax-Exempt Fund will also be taxable.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

MONEY MARKET FUNDS

               For the Money Market Funds, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

               Shares of the Money Market Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Purchase orders accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) (5:00 p.m. for Janus Government Money Market Fund), on the

                                                     Distributions and taxes  53
               business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day, and that day's dividend will not be received. Requests for redemptions made by wire which are received after these times will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

               The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

 54  Janus Income Funds prospectus

               TAXES ON DISTRIBUTIONS

               Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. These distributions may be subject to state and local income tax. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent a Fund earns such income, shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.

               Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

                                                     Distributions and taxes  55

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 56  Janus Income Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                                        Financial highlights  57

JANUS FLEXIBLE INCOME FUND
----------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                               2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD     $9.49       $8.99       $9.35       $9.91      $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                     0.49        0.58        0.65        0.63        0.67
  3.  Net gains or (losses) on securities
      (both realized and unrealized)            0.02        0.50      (0.35)      (0.45)        0.12
  4.  Total from investment operations          0.51        1.08        0.30        0.18        0.79
      LESS DISTRIBUTIONS:(1)
  5.  Dividends (from net investment income)  (0.49)      (0.58)      (0.66)(2)   (0.63)      (0.67)
  6.  Distributions (from capital gains)          --          --          --      (0.11)      (0.21)
  7.  Total distributions                     (0.49)      (0.58)      (0.66)      (0.74)      (0.88)
  8.  NET ASSET VALUE, END OF PERIOD           $9.51       $9.49       $8.99       $9.35       $9.91
  9.  Total return                             5.63%      12.41%       3.31%       1.75%       8.14%
 10.  Net assets, end of period (in
      millions)                               $1,585      $1,326      $1,080      $1,279      $1,104
 11.  Average net assets for the period (in
      millions)                               $1,347      $1,147      $1,138      $1,266       $ 893
 12.  Ratio of gross expenses to average net
      assets                                   0.81%       0.79%       0.81%       0.82%       0.84%
 13.  Ratio of net expenses to average net
      assets                                   0.81%       0.77%       0.79%       0.81%       0.82%
 14.  Ratio of net investment income to
      average net assets                       5.24%       6.33%       7.31%       6.54%       6.68%
 15.  Portfolio turnover rate                   243%        284%        173%        119%        148%
----------------------------------------------------------------------------------------------------

(1) As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

 58  Janus Income Funds prospectus

JANUS HIGH-YIELD FUND
---------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                              2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD    $9.28       $9.84      $10.03      $10.25      $11.83
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                    0.65        0.78        0.86        0.89        0.90
  3.  Net gains or (losses) on securities
      (both realized and unrealized)         (0.46)      (0.56)      (0.19)      (0.22)      (1.02)
  4.  Total from investment operations         0.19        0.22        0.67        0.67      (0.12)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                (0.65)      (0.78)(1)   (0.86)(1)   (0.89)      (0.90)
  6.  Distributions (from capital gains)         --          --          --          --      (0.56)
  7.  Total distributions                    (0.65)      (0.78)      (0.86)      (0.89)      (1.46)
  8.  NET ASSET VALUE, END OF PERIOD          $8.82       $9.28       $9.84      $10.03      $10.25
  9.  Total return                            1.97%       2.23%       6.72%       6.34%      (1.45%)
 10.  Net assets, end of period (in
      millions)                                $573        $409        $300        $264        $268
 11.  Average net assets for the period (in
      millions)                                $491        $382        $286        $297        $381
 12.  Ratio of gross expenses to average
      net assets(2)                           0.96%       1.03%       1.03%       1.02%       0.99%
 13.  Ratio of net expenses to average net
      assets                                  0.96%       0.99%       1.00%       1.00%       0.96%
 14.  Ratio of net investment income to
      average net assets                      7.02%       8.04%       8.43%       8.48%       7.85%
 15.  Portfolio turnover rate                  161%        358%        295%        310%        336%
---------------------------------------------------------------------------------------------------

(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(2) The ratio was 1.05% in 2000 and 1.05% in 1999 before waiver of certain fees incurred by the Fund.

                                                        Financial highlights  59

JANUS SHORT-TERM BOND FUND
----------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                               2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD     $2.97       $2.86       $2.83       $2.91       $2.90
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                     0.10        0.14        0.16        0.16        0.17
  3.  Net gains or (losses) on securities
      (both realized and unrealized)          (0.04)        0.11        0.03      (0.08)        0.01
  4.  Total from investment operations          0.06        0.25        0.19        0.08        0.18
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)  (0.10)(1)   (0.14)      (0.16)      (0.16)      (0.17)
  6.  Distributions (from capital gains)          --          --          --          --          --
  7.  Total distributions                     (0.10)      (0.14)      (0.16)      (0.16)      (0.17)
  8.  NET ASSET VALUE, END OF PERIOD           $2.93       $2.97       $2.86       $2.83       $2.91
  9.  Total return                             2.22%       9.50%       6.65%       2.82%       6.49%
 10.  Net assets, end of period (in
      millions)                                 $493        $524        $140        $139        $141
 11.  Average net assets for the period (in
      millions)                                 $500        $285        $129        $136         $90
 12.  Ratio of gross expenses to average net
      assets(2)                                0.65%       0.66%       0.66%       0.66%       0.67%
 13.  Ratio of net expenses to average net
      assets                                   0.65%       0.65%       0.65%       0.65%       0.65%
 14.  Ratio of net investment income to
      average net assets                       3.55%       4.70%       5.74%       5.59%       5.91%
 15.  Portfolio turnover rate                   164%        201%        134%        101%        101%
----------------------------------------------------------------------------------------------------

(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(2) The ratio was 0.88% in 2002, 0.98% in 2001, 1.03% in 2000, 1.03% in 1999 and
    1.06% in 1998 before waiver of certain fees incurred by the Fund.

 60  Janus Income Funds prospectus

JANUS FEDERAL TAX-EXEMPT FUND
----------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                               2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD     $7.01       $6.74       $6.66       $7.27       $7.09
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                     0.27        0.31        0.34        0.34        0.34
  3.  Net gains or (losses) on securities
      (both realized and unrealized)            0.04        0.27        0.08      (0.61)        0.18
  4.  Total from investment operations          0.31        0.58        0.42      (0.27)        0.52
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)  (0.27)      (0.31)      (0.34)      (0.34)      (0.34)
  6.  Distributions (from capital gains)          --          --          --          --          --
  7.  Total distributions                     (0.27)      (0.31)      (0.34)      (0.34)      (0.34)
  8.  NET ASSET VALUE, END OF PERIOD           $7.05       $7.01       $6.74       $6.66       $7.27
  9.  Total return                             4.56%       8.80%       6.47%      (4.04%)      7.65%
 10.  Net assets, end of period (in
      millions)                                 $230        $129         $80         $96         $92
 11.  Average net assets for the period (in
      millions)                                 $148        $105         $78        $102         $74
 12.  Ratio of gross expenses to average net
      assets                                   0.66%(1)    0.68%       0.67%       0.66%       0.67%
 13.  Ratio of net expenses to average net
      assets                                   0.65%       0.65%       0.65%       0.65%       0.65%
 14.  Ratio of net investment income to
      average net assets                       3.83%       4.50%       5.09%       4.79%       4.76%
 15.  Portfolio turnover rate                    58%         60%        115%         62%        227%
----------------------------------------------------------------------------------------------------

(1) The ratio was 0.92% in 2002, 1.05% in 2001, 1.02% in 2000, 1.01% in 1999 and
    0.99% in 1998 before waiver of certain fees incurred by the Fund.

                                                        Financial highlights  61

JANUS MONEY MARKET FUND - INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                               Years ended October 31st
                                                 2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD       $1.00       $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                       0.02        0.04        0.06        0.05        0.05
  3.  Total from investment operations            0.02        0.04        0.06        0.05        0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)    (0.02)      (0.04)      (0.06)      (0.05)      (0.05)
  5.  Total dividends and distributions         (0.02)      (0.04)      (0.06)      (0.05)      (0.05)
  6.  NET ASSET VALUE, END OF PERIOD             $1.00       $1.00       $1.00       $1.00       $1.00
  7.  Total return                               1.53%       4.52%       5.88%       4.69%       5.25%
  8.  Net assets, end of period (in millions)   $3,042      $3,614      $3,166      $2,309      $1,492
  9.  Average net assets for the period (in     $3,180      $3,630      $2,982      $1,809      $1,124
      millions)
 10.  Ratio of expenses to average net           0.60%       0.60%       0.60%       0.60%       0.60%
      assets(1)
 11.  Ratio of net investment income to          1.53%       4.43%       5.77%       4.61%       5.13%
      average net assets
------------------------------------------------------------------------------------------------------

(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.

 62  Janus Income Funds prospectus

JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES
----------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                               2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD     $1.00       $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                     0.01        0.03        0.04        0.03        0.03
  3.  Total from investment operations          0.01        0.03        0.04        0.03        0.03
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)  (0.01)      (0.03)      (0.04)      (0.03)      (0.03)
  5.  Total dividends and distributions       (0.01)      (0.03)      (0.04)      (0.03)      (0.03)
  6.  NET ASSET VALUE, END OF PERIOD           $1.00       $1.00       $1.00       $1.00       $1.00
  7.  Total return                             1.09%       2.84%       3.58%       2.83%       3.23%
  8.  Net assets, end of period (in
      millions)                                 $187        $206        $171        $147        $105
  9.  Average net assets for the period (in
      millions)                                 $192        $191        $168        $123         $91
 10.  Ratio of expenses to average net
      assets(1)                                0.60%       0.61%       0.60%       0.60%       0.60%
 11.  Ratio of net investment income to
      average net assets                       1.08%       2.79%       3.53%       2.80%       3.16%
----------------------------------------------------------------------------------------------------

(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.

                                                        Financial highlights  63

JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES
----------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                               2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD     $1.00       $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                     0.01        0.04        0.06        0.04        0.05
  3.  Total from investment operations          0.01        0.04        0.06        0.04        0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)  (0.01)      (0.04)      (0.06)      (0.04)      (0.05)
  5.  Distributions (from capital gains)          --          --          --          --          --
  6.  Total dividends and distributions       (0.01)      (0.04)      (0.06)      (0.04)      (0.05)
  7.  NET ASSET VALUE, END OF PERIOD           $1.00       $1.00       $1.00       $1.00       $1.00
  8.  Total return                             1.49%       4.47%       5.76%       4.56%       5.12%
  9.  Net assets, end of period (in
      millions)                                 $447        $471        $330        $361        $213
 10.  Average net assets for the period (in
      millions)                                 $431        $403        $341        $231        $151
 11.  Ratio of expenses to average net
      assets(1)                                0.60%       0.60%       0.60%       0.60%       0.60%
 12.  Ratio of net investment income to
      average net assets                       1.48%       4.25%       5.61%       4.50%       5.01%
----------------------------------------------------------------------------------------------------

(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.

 64  Janus Income Funds prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fixed-Income Funds may invest. The Fixed-Income Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Fixed-Income Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific

                                                Glossary of investment terms  65
               maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest

 66  Janus Income Funds prospectus
               payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

               MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

               PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could

                                                Glossary of investment terms  67
               require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

 68  Janus Income Funds prospectus

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

                                                Glossary of investment terms  69

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

 70  Janus Income Funds prospectus

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

                                                Glossary of investment terms  71

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 72  Janus Income Funds prospectus

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

                                            Explanation of rating categories  73

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

 74  Janus Income Funds prospectus

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY

               During the fiscal year ended October 31, 2002, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:

                JANUS FLEXIBLE INCOME FUND
                ---------------------------------------------------------------

                 BONDS-S&P RATING:
                 AAA                                                        36%
                 AA                                                          6%
                 A                                                          11%
                 BBB                                                        28%
                 BB                                                          6%
                 B                                                           4%
                 CCC                                                         0%
                 CC                                                          0%
                 C                                                           0%
                 Not Rated                                                   2%
                 Preferred Stock                                             1%
                 Cash and Options                                            6%
                 TOTAL                                                     100%
                ---------------------------------------------------------------

                                            Explanation of rating categories  75

                JANUS HIGH-YIELD FUND
                ---------------------------------------------------------------

                 BONDS-S&P RATING:
                 AAA                                                         0%
                 AA                                                          0%
                 A                                                           0%
                 BBB                                                        11%
                 BB                                                         32%
                 B                                                          39%
                 CCC                                                         2%
                 CC                                                          0%
                 C                                                           0%
                 Not Rated                                                   0%
                 Preferred Stock                                             0%
                 Cash and Options                                           16%
                 TOTAL                                                     100%
                ---------------------------------------------------------------

               No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended October 31, 2002.

 76  Janus Income Funds prospectus

                      This page intentionally left blank.

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206-4928
                                   1-800-525-0020
                    Investment Company Act File No. 811-1879

                        February 28, 2003
                        As Supplemented September 26, 2003,
                        November 7, 2003 and November 26, 2003

                        Janus Money Market Fund
                        Janus Tax-Exempt Money Market Fund
                        Janus Government Money Market Fund


                            JANUS MONEY MARKET FUNDS
                              INSTITUTIONAL SHARES

                                   Prospectus

     Janus Money Market Fund, Janus Tax-Exempt Money Market Fund, and Janus Government Money Market Fund are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively to institutional and individual clients meeting minimum investment requirements ($5,000,000 for Janus Money Market Fund and $250,000 for Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund). Each Fund is a separate series of Janus Investment Fund, an open-end management investment company.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Janus Money Market Fund.......................    2
                   Janus Tax-Exempt Money Market Fund............    2
                   Janus Government Money Market Fund............    3
                   Fees and expenses.............................    6

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal investment
                   strategies....................................    8
                   Common investment policies....................    9
                   Types of investments..........................    9
                   Common investment techniques..................   13

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   15
                   Management expenses...........................   15
                   Portfolio managers............................   16

                DISTRIBUTIONS AND TAXES..........................   18

                FINANCIAL HIGHLIGHTS.............................   20

                OTHER INFORMATION................................   23

                SHAREHOLDER'S GUIDE
                   How to open an account........................   28
                   Purchasing shares.............................   29
                   How to exchange shares........................   31
                   How to sell shares............................   32
                   Special shareholder services and other
                   information...................................   34

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------
               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without

 2  Janus Money Market Funds - Institutional Shares prospectus limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

               Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

                                                          Risk/return summary  3

               The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Institutional Shares of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the period indicated.

               JANUS MONEY MARKET FUND - INSTITUTIONAL SHARES

                 Annual returns for calendar years ended 12/31
                                        5.53%   5.72%   5.67%   5.24%   6.51%   4.21%       1.80%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-2000 1.66%    Worst Quarter:  4th-2002 0.40%

               JANUS TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES

                 Annual returns for calendar years ended 12/31
                                        3.64%   3.68%   3.65%   3.35%   4.09%   2.85%       1.45%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  2nd-2000 1.07%    Worst Quarter:  3rd-2002 0.35%

 4  Janus Money Market Funds - Institutional Shares prospectus

               JANUS GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES

                 Annual returns for calendar years ended 12/31
                                        5.44%   5.59%   5.53%   5.13%   6.42%   4.19%       1.78%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-2000 1.65%    Worst Quarter:  4th-2002 0.38%

               The 7-day yield on December 31, 2002 was 1.38% for Janus Money Market Fund - Institutional Shares; 1.44% for Janus Tax-Exempt Money Market Fund - Institutional Shares; and 1.34% for Janus Government Money Market Fund - Institutional Shares, respectively. For the Funds' current yields, call 1-800-29JANUS.

               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

               The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2002.

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

 6  Janus Money Market Funds - Institutional Shares prospectus

                                       Janus Money   Janus Tax-Exempt    Janus Government
  Institutional Shares                 Market Fund   Money Market Fund   Money Market Fund
  Management Fee                          0.20%            0.20%               0.20%
  Other Expenses                          0.15%            0.15%               0.15%
  Total Annual Fund Operating
    Expenses Without Reductions*          0.35%            0.35%               0.35%
  Total Reductions                        0.17%            0.17%               0.20%
  Total Annual Fund Operating
    Expenses With Reductions*             0.18%            0.18%               0.15%

 * All expenses are stated both with and without contractual reductions by Janus Capital. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements.

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT REDUCTIONS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Money Market Fund                               $36      $113      $197       $443
  Janus Tax-Exempt Money Market Fund                    $36      $113      $197       $443
  Janus Government Money Market Fund                    $36      $113      $197       $443

                                                          Risk/return summary  7

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND
               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

 8  Janus Money Market Funds - Institutional Shares prospectus

               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

             Investment objectives, principal investment strategies and risks  9

               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-

 10  Janus Money Market Funds - Institutional Shares prospectus denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

               JANUS TAX-EXEMPT MONEY MARKET FUND

               As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)

               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

               - participation interests in municipal securities
               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

            Investment objectives, principal investment strategies and risks  11

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:

               - U.S. Government Securities

               - repurchase agreements secured by U.S. Government Securities

 12  Janus Money Market Funds - Institutional Shares prospectus

COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may each use:

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES
               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to

            Investment objectives, principal investment strategies and risks  13 changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 14  Janus Money Market Funds - Institutional Shares prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

MANAGEMENT EXPENSES

               Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements. You will be notified of any change in this limit. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.10% of its average daily net assets.

               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider such arrangements when evaluating any recommendation of the Funds.

                                                     Management of the Funds  15

PORTFOLIO MANAGERS

JEANINE MORRONI
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Portfolio Manager of
                   Janus Government Money Market Fund, which she has comanaged since September 2003. She has served as Assistant Portfolio Manager of Janus Government Money
                   Market Fund since January 1999. Ms. Morroni joined Janus Capital in 1994 and performed duties as a money market trader until 1995, when she became a money market research analyst. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni has earned the right to use the Chartered Financial Analyst designation.

SHARON S. PICHLER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Institutional Cash Reserves Fund, which she has managed since inception. Ms. Pichler is also Executive
                   Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which she has managed since January 2001. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.

 16  Janus Money Market Funds - Institutional Shares prospectus

J. ERIC THORDERSON
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Portfolio Manager of
                   Janus Government Money Market Fund, which he has managed since February 1999. Mr. Thorderson is also Portfolio
                   Manager of other Janus accounts. He joined Janus Capital in May 1996 as a money market analyst. Prior to joining
                   Janus Capital, he was a Portfolio Manager for USAA
                   Investment Management Company from 1991 to 1996. Mr. Thorderson holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  17

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund unless otherwise elected by the shareholder. If no election is made, all distributions will be reinvested in additional Shares of a Fund.

               Shares purchased by wire on a day on which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order.

               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. for Janus Money Market Fund, after 5:00 p.m. for Janus Government Money Market Fund, and after 12:00 p.m. for Janus Tax-Exempt Money Market Fund will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

               The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

 18  Janus Money Market Funds - Institutional Shares prospectus

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate making any capital gains distributions.

               Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax.

               Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

               The Funds intend to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

                                                     Distributions and taxes  19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights tables are intended to help you understand the financial performance of the Funds' Shares for the past 5 years through October 31st of each fiscal year shown. Items 1 through 6 reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of each of the Funds, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS MONEY MARKET FUND - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------
                                                              Years ended October 31st
                                               2002         2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD      $1.00        $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      0.02         0.05        0.06        0.05        0.06
  3.  Total from investment operations           0.02         0.05        0.06        0.05        0.06
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)   (0.02)       (0.05)      (0.06)      (0.05)      (0.06)
  5.  Total dividends and distributions        (0.02)       (0.05)      (0.06)      (0.05)      (0.06)
  6.  NET ASSET VALUE, END OF PERIOD            $1.00        $1.00       $1.00       $1.00       $1.00
  7.  Total return                              1.96%        4.96%       6.35%       5.16%       5.72%
  8.  Net assets, end of period (in
      millions)                               $10,541      $13,269      $7,308      $4,499      $4,974
  9.  Average net assets for the period (in
      millions)                               $12,633      $10,427      $6,804      $5,445      $3,621
 10.  Ratio of expenses to average net
      assets(1)                                 0.18%        0.18%       0.16%       0.15%       0.15%
 11.  Ratio of net investment income to
      average net assets                        1.95%        4.70%       6.22%       5.04%       5.58%
------------------------------------------------------------------------------------------------------

(1) The ratio would have been 0.17% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.

 20  Janus Money Market Funds - Institutional Shares prospectus

JANUS TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31st
                                                   2002         2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD         $1.00        $1.00        $1.00        $1.00        $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                         0.02         0.03         0.04         0.03         0.04
  3.  Total from investment operations              0.02         0.03         0.04         0.03         0.04
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)      (0.02)       (0.03)       (0.04)       (0.03)       (0.04)
  5.  Total dividends and distributions           (0.02)       (0.03)       (0.04)       (0.03)       (0.04)
  6.  NET ASSET VALUE, END OF PERIOD               $1.00        $1.00        $1.00        $1.00        $1.00
  7.  Total return                                 1.51%        3.27%        4.03%        3.29%        3.67%
  8.  Net assets, end of period (in millions)       $105         $137          $56         $139          $41
  9.  Average net assets for the period
      (millions)                                    $109          $62          $73          $92          $19
 10.  Ratio of expenses to average net assets(1)   0.18%        0.19%        0.16%        0.15%        0.15%
 11.  Ratio of net investment income to average
      net assets                                   1.51%        3.10%        4.00%        3.25%        3.60%
-------------------------------------------------------------------------------------------------------------

(1) The ratio would have been 0.17% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.

                                                        Financial highlights  21

JANUS GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
                                                                        Years ended October 31st
                                                        2002         2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD              $1.00        $1.00        $1.00        $1.00        $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                              0.02         0.05         0.06         0.05         0.05
  3.  Total from investment operations                   0.02         0.05         0.06         0.05         0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)           (0.02)       (0.05)       (0.06)       (0.05)       (0.05)
  5.  Total dividends and distributions                (0.02)       (0.05)       (0.06)       (0.05)       (0.05)
  6.  NET ASSET VALUE, END OF PERIOD                    $1.00        $1.00        $1.00        $1.00        $1.00
  7.  Total return                                      1.95%        4.93%        6.24%        5.03%        5.59%
  8.  Net assets, end of period (in millions)          $1,275         $934         $782         $761         $821
  9.  Average net assets for the period (in millions)  $1,251         $752         $742         $770         $321
 10.  Ratio of expenses to average net assets(1)        0.15%        0.15%        0.15%        0.15%        0.15%
 11.  Ratio of net investment income to average net
      assets                                            1.90%        4.72%        6.07%        4.94%        5.42%
------------------------------------------------------------------------------------------------------------------

(1) The ratio would have been 0.20% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.

 22  Janus Money Market Funds - Institutional Shares prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. A second class of shares of each Fund, Service Shares, are available only through banks or other Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares of each Fund, Investor Shares, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call Janus Institutional Services at 1-800-29JANUS.

               PENDING LEGAL MATTERS

               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectus.

               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect

                                                           Other information  23
               to four of those arrangements. All such arrangements have been terminated.

               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:

               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.

               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.

 24  Janus Money Market Funds - Institutional Shares prospectus

               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  25

--------------------------------------------------------------------------------

                               JANUS MONEY MARKET FUNDS
                                 INSTITUTIONAL SHARES

                                  Shareholder's Guide

                                           This section contains
                                           information about opening your
                                           account with Janus, purchases
                                           and redemptions, and other
                                           services and options available
                                           to shareholders.

                                           [JANUS LOGO]

HOW TO OPEN AN ACCOUNT

               ESTABLISHING YOUR ACCOUNT

               The Application enclosed with this Prospectus describes the options available to you as an institutional shareholder of the Funds. After reviewing the Application carefully, complete, sign and forward it to:

                Via Regular Mail                Via Express Mail - Overnight Delivery
                Janus                           Janus
                P.O. Box 173375                 100 Fillmore Street
                Denver, CO 80217-3375           Denver, CO 80206-4928
                Attn: Institutional Services    Attn: Institutional Services

               Do not include any purchase money with the Application. All purchases of Shares should be effected by wire transfer. See "Purchasing Shares." The Funds reserve the right to suspend the offering of the Shares for a period of time and to reject any specific purchase order, including exchange purchases, for any reason.

               You may set up your account for Investment Retirement Plan rollovers (in excess of $250,000) under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               Please refer to janus.com for more complete information regarding the different types of IRAs. You will need a special application to be enrolled in the plan. For an application and more details, call 1-800-29JANUS.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are

 28  Janus Money Market Funds - Institutional Shares prospectus subject to backup withholding, or you did not certify your taxpayer identification, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               DISTRIBUTION OPTIONS

               Shareholders have the option of having their dividends and distributions automatically reinvested in Shares of a Fund or wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.

PURCHASING SHARES

               You must establish a Fund account and receive an account number before making purchases by wire. Contact the Institutional Services Money Desk at 1-800-29JANUS for complete instructions. Purchase requests received before 3:00 p.m. for Janus Money Market Fund, (New York time) 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will receive dividends declared on the purchase date (the daily yield for the Funds is calculated after these times). In addition, the Funds' transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). If your payment on a purchase order is not received by this time, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Services LLC or Janus Distributors LLC, and the Fund can redeem shares you own in this or another identically registered Janus fund as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Funds also reserve the right to require purchase requests and payments prior to these times on days when the bond market or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.

                                                         Shareholder's guide  29

               Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Institutional Services Money Desk at 1-800-29JANUS when you intend to make a wire purchase. The Funds do not charge any fees for transactions by wire in Shares of the Funds.

               Once you have established a Fund account, you may purchase Shares for such account or open additional accounts with other Funds at any time. The Funds reserve the right to suspend the offering of Shares for a period of time and to reject any specific purchase order, including exchange purchases, for any reason. If you have any questions, please call 1-800-29JANUS.

MINIMUM INVESTMENT

               JANUS MONEY MARKET FUND

               The minimum investment for the Institutional Shares of Janus Money Market Fund is $5,000,000. Shares may be purchased with an initial $250,000 investment, however, the $5,000,000 minimum must be reached within six months of opening the account. Shareholders who do not reach or maintain the $5,000,000 minimum will be given the option of (1) exchanging into Investor Shares of Janus Money Market Fund, Institutional Shares of Janus Government Money Market Fund or Janus Tax-Exempt Money Market Fund, or shares of another Janus fund or (2) having their shares redeemed. Shareholders' balances that fall below the required minimum will have 30 days to reach an account balance of $5,000,000.

               JANUS GOVERNMENT MONEY MARKET FUND AND JANUS TAX-EXEMPT MONEY MARKET FUND

               The minimum initial investment in these shares is $250,000. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Shareholders who do not maintain the $250,000 minimum will be given the option of

 30  Janus Money Market Funds - Institutional Shares prospectus exchanging into Investor Shares or shares of another Janus fund or having their Shares redeemed.

NET ASSET VALUE

               The net asset value of the Shares is determined at the close of the regular trading session of the NYSE (normally 4:00 p.m., New York time) each day that both the NYSE and the New York Federal Reserve Bank are open (bank business day), except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

SHARE CERTIFICATES

               Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

HOW TO EXCHANGE SHARES

               The Janus funds include several funds with a variety of investment objectives. You may exchange your Shares for shares of any other Janus fund that is available to the public and registered in your state of residence. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or

                                                         Shareholder's guide  31
               terminate the exchange privilege at any time. The Janus funds' exchange limits and excessive trading policies generally do not apply to the Funds, although the Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice. If you would like more information regarding the exchange privilege, please call Institutional Services at 1-800-29JANUS.

HOW TO SELL SHARES

               PARTIAL OR COMPLETE REDEMPTIONS

               Shares of the Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund. Redemption proceeds, less any applicable redemption fee, will normally be wired to your predesignated bank account on the day of redemption, or, if that day is a bank holiday, on the next bank business day.

               If you are an IRA shareholder and you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions apply with regard to the 10% additional tax on early distributions.

               IN WRITING

               To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

                Via Regular Mail                Via Express Mail - Overnight Delivery
                Janus                           Janus
                P.O. Box 173375                 100 Fillmore Street
                Denver, CO 80217-3375           Denver, CO 80206-4928
                Attn: Institutional Services    Attn: Institutional Services

               The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the

 32  Janus Money Market Funds - Institutional Shares prospectus number of Shares or dollars being redeemed, the account number, appropriate wiring instructions, the name(s) on the account, your name and your daytime telephone number. The letter must be signed by an authorized person whose signature is on file with the Fund. For IRA shareholders, written instructions must be signed by the account owner.

               BY TELEPHONE

               Shares may be redeemed by telephone. If a request for a redemption is received by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the shareholder's predesignated bank account that day. After these times, a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early. There is no fee for redemptions by wire.

               BY A FUND

               Your account may be terminated by a Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Funds. In the case of insufficient account size, a Fund will notify you that you have 30 days for Janus Money Market Fund or 60 days for Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund to increase your account to the minimum required before redeeming your account.

                                                         Shareholder's guide  33

PORTFOLIO HOLDINGS DISCLOSURE POLICY

               Effective December 31, 2003, the Janus Money Market Funds' full portfolio holdings will be available to all shareholders of record upon request by calling a Janus Investor Service representative.

               The Funds provide specific portfolio level attribution analysis information upon request. Such attribution analyses will be prepared monthly, with a 30-day lag, and may be obtained by calling a Janus Investor Service representative.

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

               PORTFOLIO INFORMATION

               You may call 1-800-29JANUS by TouchTone(TM) telephone for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 7:00 a.m. to 10:00 p.m. (New York time).

               TELEPHONE INSTRUCTIONS

               You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               ACCOUNT ADDRESS AND NAME CHANGES

               To change the address on your account, you may call 1-800-29JANUS or send a written request signed by all registered owners of your account. Please include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Funds with appropriate corporate resolutions changing wire instructions. Please call 1-800-29JANUS for additional information.

 34  Janus Money Market Funds - Institutional Shares prospectus

               To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an Application and supporting legal documentation, if applicable. Please call 1-800-29JANUS for additional information.

               STATEMENTS AND REPORTS

               Each shareholder will receive daily confirmations of purchases and redemptions made in the Funds. On the last day of each month, the shareholder will receive a statement reporting all purchases and redemptions made during that month, and dividends paid during the month.

               Twice each year you will receive the financial statements of the Funds, including a statement listing portfolio securities. To reduce expenses, only one copy of most reports (such as the Funds' Annual Report) may be mailed to all accounts with the same tax identification number. Please call 1-800-29JANUS if you need additional reports sent each time. The Funds reserve the right to charge a fee for additional account statement requests.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Funds or their agents materially hampers the provision of such services.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to retirement or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments

                                                         Shareholder's guide  35
               than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers.

 36  Janus Money Market Funds - Institutional Shares prospectus

                      This page intentionally left blank.

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-29JANUS. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                    Investment Company Act File No. 811-1879

                       February 28, 2003
                       As Supplemented September 26, 2003,
                       November 7, 2003 and November 26, 2003

                       Janus Money Market Fund
                       Janus Tax-Exempt Money Market Fund
                       Janus Government Money Market Fund


                            JANUS MONEY MARKET FUNDS
                                 SERVICE SHARES

                                   Prospectus

     Janus Money Market Fund, Janus Tax-Exempt Money Market Fund, and Janus Government Money Market Fund are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs and similar programs provided to their customers. Each Fund is a separate series of Janus Investment Fund, an open-end management investment company.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Janus Money Market Fund.......................    2
                   Janus Tax-Exempt Money Market Fund............    2
                   Janus Government Money Market Fund............    3
                   Fees and expenses.............................    6

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal investment
                   strategies....................................    8
                   Common investment policies....................    9
                   Types of investments..........................    9
                   Common investment techniques..................   12

                MANAGEMENT OF THE FUNDS
                   Investment adviser and administrator..........   15
                   Management expenses...........................   15
                   Portfolio managers............................   17

                DISTRIBUTIONS AND TAXES..........................   19

                FINANCIAL HIGHLIGHTS.............................   21

                OTHER INFORMATION................................   24

                SHAREHOLDER'S GUIDE
                   Purchases.....................................   28
                   Minimum investment............................   29
                   Net asset value...............................   29
                   Redemptions...................................   30
                   Shareholder communications....................   31

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------
               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without

 2  Janus Money Market Funds - Service Shares prospectus
               limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

               Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

                                                          Risk/return summary  3

               The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Service Shares of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the period indicated.

               JANUS MONEY MARKET FUND - SERVICE SHARES

                 Annual returns for calendar years ended 12/31
                                           5.46%   5.40%   4.98%   6.25%   3.95%       1.55%
                                            1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-2000 1.60%    Worst Quarter:  4th-2002 0.33%

               JANUS TAX-EXEMPT MONEY MARKET FUND - SERVICE SHARES

                 Annual returns for calendar years ended 12/31
                                           3.44%   3.41%   3.12%   3.86%   2.60%       1.21%
                                            1997    1998    1999    2000    2001       2002

                 Best Quarter:  2nd-2000 1.01%    Worst Quarter:  4th-2002 0.29%

 4  Janus Money Market Funds - Service Shares prospectus

               JANUS GOVERNMENT MONEY MARKET FUND - SERVICE SHARES

                 Annual returns for calendar years ended 12/31
                                           5.33%   5.28%   4.87%   6.15%   3.94%       1.53%
                                            1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-2000 1.59%    Worst Quarter:  4th-2002 0.32%

               The 7-day yield on December 31, 2002 was 1.13% for Janus Money Market Fund - Service Shares; 1.19% for Janus Tax-Exempt Money Market Fund - Service Shares; and 1.09% for Janus Government Tax-Exempt Money Market Fund - Service Shares, respectively. For the Funds' current yields, call 1-800-29JANUS.

               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

               The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2002.

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

 6  Janus Money Market Funds - Service Shares prospectus

                                        Janus Money   Janus Tax-Exempt    Janus Government
  Service Shares                        Market Fund   Money Market Fund   Money Market Fund
  Management Fee                           0.20%            0.20%               0.20%
  Other Expenses                           0.40%            0.40%               0.40%
  Total Annual Fund Operating Expenses
    Without Reductions*                    0.60%            0.60%               0.60%
  Total Reductions                         0.17%            0.17%               0.20%
  Total Annual Fund Operating Expenses
    With Reductions*                       0.43%            0.43%               0.40%

 * All expenses are stated both with and without contractual reductions by Janus Capital. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements.

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT REDUCTIONS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Money Market Fund                               $61      $192      $335       $750
  Janus Tax-Exempt Money Market Fund                    $61      $192      $335       $750
  Janus Government Money Market Fund                    $61      $192      $335       $750

                                                          Risk/return summary  7

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND
               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

 8  Janus Money Market Funds - Service Shares prospectus

               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

             Investment objectives, principal investment strategies and risks  9

               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-

 10  Janus Money Market Funds - Service Shares prospectus
               denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

               JANUS TAX-EXEMPT MONEY MARKET FUND

               As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)

               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

               - participation interests in municipal securities

               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

            Investment objectives, principal investment strategies and risks  11

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:

               - U.S. Government Securities

               - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may each use:

 12  Janus Money Market Funds - Service Shares prospectus

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES
               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae,

            Investment objectives, principal investment strategies and risks  13

               Freddie Mac, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 14  Janus Money Market Funds - Service Shares prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

               Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

MANAGEMENT EXPENSES

               Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements. You will be notified of any change in this limit. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.10% of its average daily net assets.

               The Funds have entered into an Administrative Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Funds would have to perform if they were dealing directly with the

                                                     Management of the Funds  15
               beneficial owners, rather than the Financial Institutions, as shareholders of record.

               Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law. In the event depository institutions were prohibited from acting in the administrative capacities described above, the Trustees will consider appropriate changes in the services.

               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider such arrangements when evaluating any recommendation of the Funds.

 16  Janus Money Market Funds - Service Shares prospectus

PORTFOLIO MANAGERS

JEANINE MORRONI
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Portfolio Manager of
                   Janus Government Money Market Fund, which she has comanaged since September 2003. She has served as Assistant Portfolio Manager of Janus Government Money
                   Market Fund since January 1999. Ms. Morroni joined Janus Capital in 1994 and performed duties as a money market trader until 1995, when she became a money market research analyst. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni has earned the right to use the Chartered Financial Analyst designation.

SHARON S. PICHLER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Institutional Cash Reserves Fund, which she has managed since inception. Ms. Pichler is also Executive
                   Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which she has managed since January 2001. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  17

J. ERIC THORDERSON
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Portfolio Manager of
                   Janus Government Money Market Fund, which he has managed since February 1999. Mr. Thorderson is also Portfolio
                   Manager of other Janus accounts. He joined Janus Capital in May 1996 as a money market analyst. Prior to joining
                   Janus Capital, he was a Portfolio Manager for USAA
                   Investment Management Company from 1991 to 1996. Mr. Thorderson holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

 18  Janus Money Market Funds - Service Shares prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund unless otherwise elected by the shareholder pursuant to the options offered by the Financial Institution.

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to Financial Institutions who will forward the information to their customers for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate making any capital gains distributions.

               Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax.

               Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own

                                                     Distributions and taxes  19
               tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

               The Funds intend to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

 20  Janus Money Market Funds - Service Shares prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights table is intended to help you understand the Funds' financial performance of the Funds' Shares through October 31st of each fiscal period shown. Items 1 through 6 reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Shares of each of the Funds, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS MONEY MARKET FUND - SERVICE SHARES
------------------------------------------------------------------------------------------
                                                     Periods ended October 31st
                                           2002      2001       2000      1999      1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                $1.00     $1.00      $1.00     $1.00     $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                  0.02      0.05       0.06      0.05      0.05
  3.  Total from investment operations       0.02      0.05       0.06      0.05      0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment
      income)                              (0.02)    (0.05)     (0.06)    (0.05)    (0.05)
  5.  Total dividends and distributions    (0.02)    (0.05)     (0.06)    (0.05)    (0.05)
  6.  NET ASSET VALUE, END OF PERIOD        $1.00     $1.00      $1.00     $1.00     $1.00
  7.  Total return*                         1.70%     4.70%      6.08%     4.89%     5.45%
  8.  Net assets, end of period (in
      thousands)                          $98,643   $74,515   $129,634   $28,748   $42,520
  9.  Average net assets for the period
      (in thousands)                      $80,774   $99,861    $59,503   $31,250   $29,322
 10.  Ratio of expenses to average net
      assets(1)                             0.43%     0.43%      0.42%     0.40%     0.40%
 11.  Ratio of net investment income to
      average net assets                    1.71%     4.62%      6.02%     4.82%     5.30%
------------------------------------------------------------------------------------------

(1) The ratio would have been 0.17% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.

                                                        Financial highlights  21

JANUS TAX-EXEMPT MONEY MARKET FUND - SERVICE SHARES
-----------------------------------------------------------------------------------------------------
                                                            Periods ended October 31st
                                               2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD     $1.00       $1.00       $1.00       $1.00        $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                     0.01        0.03        0.04        0.03         0.03
  3.  Total from investment operations          0.01        0.03        0.04        0.03         0.03
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)  (0.01)      (0.03)      (0.04)      (0.03)       (0.03)
  5.  Total dividends and distributions       (0.01)      (0.03)      (0.04)      (0.03)       (0.03)
  6.  NET ASSET VALUE, END OF PERIOD           $1.00       $1.00       $1.00       $1.00        $1.00
  7.  Total return*                            1.27%       3.02%       3.81%       3.06%        3.44%
  8.  Net assets, end of period (in
      thousands)                                $663         $10         $10      $1,042      $17,696
  9.  Average net assets for the period (in
      thousands)                                $192         $10        $737      $4,090       $3,215
 10.  Ratio of expenses to average net
      assets(1)                                0.43%       0.43%       0.41%       0.40%        0.40%
 11.  Ratio of net investment income to
      average net assets                       1.21%       2.98%       3.67%       3.10%        3.32%
-----------------------------------------------------------------------------------------------------

(1) The ratio would have been 0.17% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.

 22  Janus Money Market Funds - Service Shares prospectus

JANUS GOVERNMENT MONEY MARKET FUND - SERVICE SHARES
------------------------------------------------------------------------------------------------------
                                                           Periods ended October 31st
                                            2002          2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                 $1.00         $1.00        $1.00        $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                   0.02          0.05         0.06         0.05        0.05
  3.  Total from investment operations        0.02          0.05         0.06         0.05        0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment
      income)                               (0.02)        (0.05)       (0.06)       (0.05)      (0.05)
  5.  Total dividends and distributions     (0.02)        (0.05)       (0.06)       (0.05)      (0.05)
  6.  NET ASSET VALUE, END OF PERIOD         $1.00         $1.00        $1.00        $1.00       $1.00
  7.  Total return*                          1.69%         4.67%        5.97%        4.77%       5.33%
  8.  Net assets, end of period (in
      thousands)                          $173,292       $85,589      $78,877      $51,343      $2,770
  9.  Average net assets for the period
      (in thousands)                      $118,192      $103,932      $63,802      $45,587        $639
 10.  Ratio of expenses to average net
      assets(1)                              0.40%         0.40%        0.40%        0.40%       0.40%
 11.  Ratio of net investment income to
      average net assets                     1.64%         4.57%        5.86%        4.67%       5.15%
------------------------------------------------------------------------------------------------------

(1) The ratio would have been 0.20% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.

                                                        Financial highlights  23

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to banks and other Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A second class of shares, Institutional Shares of each Fund, are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. A third class of shares, Investor Shares of each Fund, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call 1-800-29JANUS.

               PENDING LEGAL MATTERS

               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectus.

               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect

 24  Janus Money Market Funds - Service Shares prospectus
               to four of those arrangements. All such arrangements have been terminated.

               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:

               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.

               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.

                                                           Other information  25

               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 26  Janus Money Market Funds - Service Shares prospectus

                            JANUS MONEY MARKET FUNDS

                                 SERVICE SHARES
                              Shareholder's Guide

                                           Investors may not purchase or
                                           redeem shares of the Funds
                                           directly. Shares may be
                                           purchased or redeemed only
                                           through Financial Institutions
                                           in connection with trust
                                           accounts, Cash management
                                           programs and similar programs.
                                           Your Financial Institution
                                           will provide you with
                                           instructions on purchasing or
                                           redeeming shares.

                                           [JANUS LOGO]

               The Financial Institutions are responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between the Financial Institutions and their customers. The Funds are not responsible for the failure of any Financial Institution to carry out its obligations to its customers.

PURCHASES

               Purchases of Fund Shares may be made only through omnibus accounts of Financial Institutions in connection with trust accounts, cash management programs and similar programs. Your Financial Institution will provide you with instructions on purchasing Shares. The following information applies to purchase orders from Financial Institutions to Janus (Check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution). Requests to purchase received from a Financial Institution before 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m., for Janus Government Money Market Fund, and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day (a day when both the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open) will receive dividends declared on the purchase date. In addition, the Funds' transfer agent must receive payment from the Financial Institution in federal funds by 6:00 p.m. (New York time). The Funds also reserve the right to require purchase requests and payments from the Financial Institution prior to these times on days when the bond market or NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.

               The Financial Institutions may impose charges and restrictions different from those imposed by the Funds. The Financial Institutions may also require different minimum initial and subsequent investments than required by the Funds.

               Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. Any Fund may discontinue sales of its Shares if management believes that a substantial further increase may adversely affect that Fund's ability

 28  Janus Money Market Funds - Service Shares prospectus
               to achieve its investment objective. In such event, however, it is anticipated that existing Financial Institution customers in that Fund would be permitted to continue to authorize investment in such Fund and to reinvest any dividends or capital gains distributions.

MINIMUM INVESTMENT

               There is a $250,000 initial aggregate investment minimum by each Financial Institution. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Financial Institutions who do not maintain the $250,000 minimum will be given the option of requesting their customers to exchange into Investor Shares if the required minimum investment for Investor Shares is met or having their customers' Shares redeemed.

NET ASSET VALUE

               The net asset value of the Shares is determined at the close of the regular trading session of the NYSE (normally 4:00 p.m., New York time) each day that both the NYSE and the New York Federal Reserve Bank are open (bank business day), except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

                                                         Shareholder's guide  29

SHARE CERTIFICATES

               Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

REDEMPTIONS

               Redemptions, like purchases, may be effected only through the accounts of participating Financial Institutions. Your Financial Institution will provide you with instructions on redeeming shares. The following information applies to redemption orders from Financial Institutions to Janus (Check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution). If a request for a redemption is received from a Financial Institution by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the Financial Institution's omnibus account that day. After these times, a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early.

 30  Janus Money Market Funds - Service Shares prospectus

SHAREHOLDER COMMUNICATIONS

               Shareholders will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment from their Financial Institution. Each report will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Trust's fiscal year ends October 31. The Funds reserve the right to charge a fee for additional account statement requests.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

               Effective December 31, 2003, the Janus Money Market Funds' full portfolio holdings will be available to all shareholders of record upon request by calling a Janus Investor Service representative.

               The Funds provide specific portfolio level attribution analysis information upon request. Such attribution analyses will be prepared monthly, with a 30-day lag, and may be obtained by calling a Janus Investor Service representative.

                                                         Shareholder's guide  31

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

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

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 36

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

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-29JANUS. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                    Investment Company Act File No. 811-1879

                                 February 28, 2003

                                 As Supplemented November 7, 2003
                                 and November 26, 2003

                            JANUS INSTITUTIONAL CASH
                                 RESERVES FUND

                                   Prospectus

     Janus Institutional Cash Reserves Fund is designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers an initial class of shares of the Fund (the "Shares") exclusively to institutional and individual clients meeting the minimum investment requirement of $5,000,000. The Fund is a separate series of Janus Investment Fund, an open-end management investment company.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Janus Institutional Cash Reserves Fund........    2
                   Fees and expenses.............................    4

                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    5
                   Investment policies...........................    5
                   Types of investments..........................    5
                   Investment techniques.........................    7

                MANAGEMENT OF THE FUND
                   Investment adviser............................    9
                   Management expenses...........................    9
                   Portfolio manager.............................   10

                DISTRIBUTIONS AND TAXES..........................   11

                FINANCIAL HIGHLIGHTS.............................   13

                OTHER INFORMATION................................   14

                SHAREHOLDER'S GUIDE
                   How to open an account........................   18
                   Purchasing shares.............................   19
                   How to exchange shares........................   21
                   How to sell shares............................   21
                   Special shareholder services and other
                   information...................................   23


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE JANUS INSTITUTIONAL CASH RESERVES
   FUND?

--------------------------------------------------------------------------------
               JANUS INSTITUTIONAL CASH RESERVES FUND seeks maximum current income to the extent consistent with stability of capital.

               The Fund's Trustees may change this objective or the Fund's principal investment policy without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change in the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

               The Fund will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Management LLC ("Janus Capital").

               The Fund invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

               The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived credit-worthiness or an issuer's ability to meet its obligations.

               An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to

 2  Janus Institutional Cash Reserves Fund prospectus
               preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

               Since Janus Institutional Cash Reserves Fund did not commence operations until May 15, 2002, a bar chart is not included for this Fund. For the period from commencement of operations until December 31, 2002, Janus Institutional Cash Reserves Fund's return was 1.14%. For the Fund's current yields, call 1-800-29JANUS.

               The past performance of Janus Institutional Cash Reserves Fund does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

               The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

                                                                Janus Institutional
                                                                Cash Reserves Fund
  Management Fee                                                        0.20%
  Other Expenses(1)                                                     0.15%
  Total Annual Fund Operating Expenses Without Reductions*              0.35%
  Total Reductions                                                    (0.17%)
  Total Annual Fund Operating Expenses With Reductions*                 0.18%

 (1) Since the Fund commenced operations on May 15, 2002, and has not completed a full fiscal year as of the date of this prospectus, "Other Expenses" are estimated based on projections of expenses to be incurred during the Fund's first full year of operations.

  * All expenses are stated both with and without contractual reductions by Janus Capital. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreement.

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT REDUCTIONS.
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
  Janus Institutional Cash Reserves Fund              $36      $113      $197       $443

 4  Janus Institutional Cash Reserves Fund prospectus

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               Janus Institutional Cash Reserves Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

INVESTMENT POLICIES

               The Fund will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               The Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

              Investment objective, principal investment strategies and risks  5

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus

 6  Janus Institutional Cash Reserves Fund prospectus

                 Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Fund may use:

               PARTICIPATION INTERESTS
               A participation interest gives the Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES
               Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Fund's investments may be dependent in part on the credit quality of the banks supporting the Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

              Investment objective, principal investment strategies and risks  7

               VARIABLE AND FLOATING RATE SECURITIES
               The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Fund may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. The Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               The Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 8  Janus Institutional Cash Reserves Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs of the Fund. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

MANAGEMENT EXPENSES

               Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of the Fund. However, Janus Capital has agreed to reduce its fee and accordingly, the advisory fee of the Fund will be calculated at the annual rate of 0.10% of the value of the Fund's average daily net assets. Janus Capital has agreed to continue such reduction until at least the next annual renewal of the advisory agreement. You will be notified of any change in this limit. For the most recent fiscal year, the Fund paid Janus Capital a management fee of 0.10% of its average daily net assets.

               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider such arrangements when evaluating any recommendation of the Fund.

                                                       Management of the Fund  9

PORTFOLIO MANAGER

SHARON S. PICHLER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Institutional Cash Reserves Fund, Janus Money Market Fund and Janus Tax-Exempt Money Market Fund, which she has managed since inception. Ms. Pichler is also Executive
                   Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which she has managed since January 2001. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.

 10  Janus Institutional Cash Reserves Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of the Fund unless otherwise elected by the shareholder. If no election is made, all distributions will be reinvested in additional Shares of the Fund.

               Shares purchased by wire on a day on which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time). Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order.

               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

               The Fund reserves the right to require purchase and redemption requests prior to these times on days when the bond market or the NYSE close early.

               Fund distributions are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st

                                                     Distributions and Taxes  11
               of each year. Because the Fund is a money market fund, it does not anticipate making significant capital gains distributions.

               Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders should consult their own tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Fund.

               The Fund intends to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that the Fund will be required to pay any federal income or excise taxes. The SAI further explains the Fund's tax status.

 12  Janus Institutional Cash Reserves Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights table is intended to help you understand the financial performance of the Fund's Shares for the past year through October 31st of the fiscal period shown. Items 1 through 6 reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Fund, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS INSTITUTIONAL CASH RESERVES FUND
---------------------------------------------------------------------------
                                                                    2002(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                           $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                           0.01
  3.  Total from investment operations                                0.01
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                        (0.01)
  5.  Total dividends and distributions                             (0.01)
  6.  NET ASSET VALUE, END OF PERIOD                                 $1.00
  7.  Total return*                                                  0.87%
  8.  Net assets, end of period (in millions)                       $1,792
  9.  Average net assets for the period (in millions)               $1,262
 10.  Ratio of expenses to average net assets**(2)                   0.18%
 11.  Ratio of net investment income/(loss) to average net
      assets**                                                       1.86%
---------------------------------------------------------------------------

(1) Fiscal period from May 15, 2002 to October 31, 2002.
(2) The ratio would have been 0.17% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.
 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.

                                                        Financial highlights  13

OTHER INFORMATION
--------------------------------------------------------------------------------

               PENDING LEGAL MATTERS

               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectus.

               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

 14  Janus Institutional Cash Reserves Fund prospectus

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:

               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.

               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.

               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed

                                                           Other information  15
               against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 16  Janus Institutional Cash Reserves Fund prospectus

                            JANUS INSTITUTIONAL CASH
                                 RESERVES FUND
                              Shareholder's Guide

                                           This section contains
                                           information about opening your
                                           account with Janus, purchases
                                           and redemptions, and other
                                           services and options available
                                           to shareholders.

                                           [JANUS LOGO]

HOW TO OPEN AN ACCOUNT

               ESTABLISHING YOUR ACCOUNT

               The Application enclosed with this Prospectus describes the options available to you as an institutional shareholder of the Fund. After reviewing the Application carefully, complete, sign and forward it to:

                Via Regular Mail              Via Express Mail - Overnight Delivery
                Janus                         Janus
                P.O. Box 173375               100 Fillmore Street
                Denver, CO 80217-3375         Denver, CO 80206-4928
                Attn: Institutional Services  Attn: Institutional Services

               Do not include any purchase money with the Application. All purchases of Shares should be effected by wire transfer. See "Purchasing Shares." The Fund reserves the right to suspend the offering of the Shares for a period of time and to reject any specific purchase order, including exchange purchases, for any reason.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification, the IRS requires the Fund to withhold a certain percentage (currently 30%) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

               DISTRIBUTION OPTIONS

               Shareholders have the option of having their dividends and distributions automatically reinvested in Shares of the Fund or

 18  Janus Institutional Cash Reserves Fund prospectus
               wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.

PURCHASING SHARES

               You must establish a Fund account and receive an account number before making purchases by wire. Contact the Institutional Services Money Desk at 1-800-29JANUS for complete instructions. Purchase requests received before 3:00 p.m. (New York time) on a bank business day will receive dividends declared on the purchase date (the daily yield for the Fund is calculated after that time). In addition, the Fund's transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). If your payment on a purchase order is not received by this time, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Services LLC or Janus Distributors LLC, and the Fund can redeem shares you own in this or another identically registered Janus fund as reimbursement. The Fund and its agent have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Fund also reserves the right to require purchase requests and payments prior to these times on days when the bond market or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.

               Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Institutional Services Money Desk at 1-800-29JANUS when you intend to make a wire purchase. The Fund does not charge any fees for transactions by wire in Shares of the Fund.

               Once you have established a Fund account, you may purchase Shares for such account or open additional accounts at any time. The Fund reserves the right to suspend the offering of Shares for a period of time and to reject any specific purchase order, including exchange purchases, for any reason. If you have any questions, please call 1-800-29JANUS.

                                                         Shareholder's guide  19

MINIMUM INVESTMENT

               The minimum investment for the Fund is $5,000,000. Shares may be purchased with an initial $250,000 investment, however, the $5,000,000 minimum must be reached within six months of opening the account. Shareholders who do not reach or maintain the $5,000,000 minimum will be given the option of (1) exchanging into shares of another Janus fund with a lower investment minimum or (2) having their shares redeemed. Shareholders' balances that fall below the required minimum will have 30 days to reach an account balance of $5,000,000.

NET ASSET VALUE

               The net asset value of the Shares is determined at the close of the regular trading session of the NYSE (normally 4:00 p.m., New York time) each day that both the NYSE and the New York Federal Reserve Bank are open (bank business day). NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

SHARE CERTIFICATES

               Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

 20  Janus Institutional Cash Reserves Fund prospectus

HOW TO EXCHANGE SHARES

               The Janus funds include several funds with a variety of investment objectives. You may exchange your Shares for shares of any other Janus fund that is available to the public and registered in your state of residence. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. The Janus funds' exchange limits and excessive trading policies generally do not apply to the Fund, although the Fund at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice. If you would like more information regarding the exchange privilege, please call Institutional Services at 1-800-29JANUS.

HOW TO SELL SHARES

               PARTIAL OR COMPLETE REDEMPTIONS

               You may redeem all or a portion of your Shares on any business day. Your Shares will be redeemed at the NAV next calculated after the Fund has received your redemption request in good order and meeting all the requirements of this Prospectus. Proceeds of such redemption generally will be wired to your predesignated bank account as of the day of redemption, or, if that day is a bank holiday, on the next bank business day.

               IN WRITING

               To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

                Via Regular Mail              Via Express Mail - Overnight Delivery
                Janus                         Janus
                P.O. Box 173375               100 Fillmore Street
                Denver, CO 80217-3375         Denver, CO 80206-4928
                Attn: Institutional Services  Attn: Institutional Services

                                                         Shareholder's guide  21

               The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the number of Shares or dollars being redeemed, the account number, appropriate wiring instructions, the name(s) on the account, your name and your daytime telephone number. The letter must be signed by an authorized person whose signature is on file with the Fund.

               BY TELEPHONE

               Shares may be redeemed by telephone. If a request for a redemption is received by 3:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the shareholder's predesignated bank account that day. After this time, a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Fund reserves the right to require redemption requests prior to this time on days when the bond market or NYSE close early. There is no fee for redemptions by wire.

               BY THE FUND

               Your account may be terminated by the Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Fund. In the case of insufficient account size, the Fund will notify you that you have 30 days to increase your account to the minimum required before redeeming your account.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

               Effective December 31, 2003, the Janus Money Market Funds' full portfolio holdings will be available to all shareholders of record upon request by calling a Janus Investor Service representative.

               The Funds provide specific portfolio level attribution analysis information upon request. Such attribution analyses will be

 22  Janus Institutional Cash Reserves Fund prospectus
               prepared monthly, with a 30-day lag, and may be obtained by calling a Janus Investor Service representative.

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

               PORTFOLIO INFORMATION

               You may call 1-800-29JANUS by TouchTone(TM) telephone for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 7:00 a.m. to 10:00 p.m. (New York time).

               TELEPHONE INSTRUCTIONS

               You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               ACCOUNT ADDRESS AND NAME CHANGES

               To change the address on your account, you may call 1-800-29JANUS or send a written request signed by all registered owners of your account. Please include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Fund with appropriate corporate resolutions changing wire instructions. Please call 1-800-29JANUS for additional information.

               To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an Application and supporting legal documentation, if applicable. Please call 1-800-29JANUS for additional information.

                                                         Shareholder's guide  23

               STATEMENTS AND REPORTS

               Each shareholder will receive daily confirmations of purchases and redemptions made in the Fund. On the last day of each month, the shareholder will receive a statement reporting all purchases and redemptions made during that month, and dividends paid during the month.

               Twice each year you will receive the financial statements of the Fund, including a statement listing portfolio securities. To reduce expenses, only one copy of most reports (such as the Fund's Annual Report) may be mailed to all accounts with the same tax identification number. Please call 1-800-29JANUS if you need additional reports sent each time. The Fund reserves the right to charge a fee for additional account statement requests.

               TEMPORARY SUSPENSION OF SERVICES

               The Fund or its agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Fund or its agents materially hampers the provision of such services.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to retirement or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers.

 24  Janus Institutional Cash Reserves Fund prospectus

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

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 26

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                                                                              27

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 28

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

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-29JANUS. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                    Investment Company Act File No. 811-1879

                       April 17, 2003
                       As Supplemented July 25, 2003,
                       November 7, 2003 and November 26, 2003

                           JANUS SMALL CAP VALUE FUND
                   INVESTOR SHARES (CLOSED TO NEW INVESTORS)
                 INSTITUTIONAL SHARES (CLOSED TO NEW INVESTORS)

                                   Prospectus

     Although the Fund is closed, current investors may continue to invest in the Fund and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]

                         This Prospectus describes the Janus Small Cap Value Fund (the "Fund), a series of the Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund and Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to the Fund. The Fund in this Prospectus currently offers two classes of shares, Investor Shares and Institutional Shares (together, the "Shares"). Although the Fund is closed, current investors may continue to invest in the Fund and/or open new Fund accounts. The Investor Shares of the Fund are available to the general public. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Certain financial intermediaries may offer only one class of shares.

                         On April 21, 2003, Janus Small Cap Value Fund participated in a tax-free reorganization under which Berger Small Cap Value Fund was reorganized into Janus Small Cap Value Fund.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Janus Small Cap Value Fund....................    2
                   Fees and expenses.............................    7
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    8
                   General portfolio policies....................   10
                   Risks.........................................   13
                SHAREHOLDER'S MANUAL - INVESTOR SHARES
                   Doing business with Janus.....................   18
                   Minimum investments...........................   20
                   Types of account ownership....................   20
                   To open an account or buy shares..............   24
                   To exchange shares............................   25
                   To sell shares................................   25
                   Excessive trading.............................   29
                   Shareholder services and account policies.....   33
                SHAREHOLDER'S MANUAL - INSTITUTIONAL SHARES......   39
                MANAGEMENT OF THE FUND
                   Investment adviser............................   48
                   Management expenses...........................   49
                   Subadviser....................................   49
                   Perkins Portfolio managers....................   50
                OTHER INFORMATION................................   51
                DISTRIBUTIONS AND TAXES
                   Distributions.................................   54
                   Distribution options..........................   55
                   Taxes.........................................   55
                FINANCIAL HIGHLIGHTS.............................   57
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   60
                   Futures, options and other derivatives........   63
                   Other investments, strategies and/or
                   techniques....................................   64

                                                            Table of Contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND

               Janus Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

--------------------------------------------------------------------------------
               - JANUS SMALL CAP VALUE FUND seeks capital appreciation.

               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

               The Fund invests primarily in the common stocks of small companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.

               The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

               The Fund's portfolio managers generally look for companies with:

               - A low price relative to their assets, earnings, cash flow or business franchise

 2  Janus Small Cap Value Fund prospectus

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

               The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. For purposes of the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

               Within the parameters of its specific investment policies discussed above, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE SMALL CAP VALUE FUND?

               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money.

               The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

                                                          Risk/return summary  3

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance. Pursuant to a tax-free reorganization that occurred on April 21, 2003, all of the assets of Berger Small Cap Value Fund - Investor Shares and Institutional Shares were transferred to Janus Small Cap Value Fund - Investor Shares and Institutional Shares, respectively. The bar chart below depicts the change in performance of the Fund from year to year during the period indicated. The table compares the average annual returns for the periods shown, including the after-tax returns for the Investor Shares of the Fund, to a broad-based securities market index. All performance figures shown below reflect the performance of the Investor and Institutional Shares of the Berger Small Cap Value Fund.

 4  Janus Small Cap Value Fund prospectus

               JANUS SMALL CAP VALUE - INVESTOR SHARES

                 Annual returns for periods ended 12/31*
                                        16.27%  6.70%   26.06%  25.60%  36.51%  1.43%   14.31%  26.82%  20.05%    (15.59%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  12/31/01 24.60%    Worst Quarter:  9/30/02 (22.57%)

                                  Average annual total return for periods ended 12/31/02*
                                  -------------------------------------------------------
                                                            1 year     5 years   10 years
                Janus Small Cap Value Fund - Investor
                  Shares
                  Return Before Taxes                        (15.59%)   8.30%     14.86%
                  Return After Taxes on Distributions        (16.31%)   6.55%     11.80%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares**                     (8.94%)   6.15%     11.10%
                Janus Small Cap Value Fund - Institutional
                  Shares
                  Return Before Taxes                        (15.33%)   8.65%     15.08%
                Russel 2000 Value Index+                     (11.43%)   2.71%     10.85%
                  (reflects no deduction for expenses,
                    fees or taxes)
                                                           -----------------------------

                * Returns for periods before February 14, 1997, do not include the .25% 12b-1 fee which has been paid by the Investor Shares class since the Fund adopted share classes on that date. This would have reduced the Fund's return.
               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures
                + The Russell 2000 Value Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 2000 companies with lower price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company value-stock performance.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above

                                                          Risk/return summary  5
               does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown only for Investor Shares and after-tax returns for Institutional Shares will differ from those shown.

               The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 6  Janus Small Cap Value Fund prospectus

FEES AND EXPENSES

               The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements). Expense information has been restated to reflect estimated annualized expenses the Fund expects to incur during the fiscal year after the reorganization of the Berger Small Cap Value Fund into the Fund.

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                                          Total Annual                Total Annual
                                                              Fund                   Fund Operating
                                Management     Other       Operating       Total     Expenses With
                                   Fee        Expenses      Expenses      Waivers       Waivers
  Janus Small Cap Value Fund -
    Investor Shares               0.75%         .37%         1.12%          N/A          1.12%
  Janus Small Cap Value Fund -
    Institutional Shares          0.75%         .26%(1)      1.01%(1)      .19%(1)       0.82%(1)

 EXAMPLE:
 The following example is based on expenses without waivers. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Small Cap Value Fund - Investor Shares         $114      $356      $617      $1,363
  Janus Small Cap Value Fund - Institutional Shares    $103      $322      $558      $1,236

 (1) All expenses are stated both with and without contractual waivers by Janus Services LLC. Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated until July 1, 2004. All expenses are shown without the effect of any expense offset arrangements. Expense information has been restated to reflect estimated fees.
                                                          Risk/return summary  7

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               Janus Small Cap Value Fund seeks capital appreciation. In pursuing that objective, the Fund invests primarily in the common stocks of small companies whose stock prices are believed to be undervalued. The Fund invests at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.

               The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               The Fund's portfolio managers primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.

               The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

               The Fund's portfolio managers generally look for companies with:

               - A low price relative to their assets, earnings, cash flows, or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

 8  Janus Small Cap Value Fund prospectus

               The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As previously noted, market capitalization is an important investment criteria for the Fund.

4. HOW DO THE FUND'S PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of the Fund's portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due

              Investment objective, principal investment strategies and risks  9 to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When the Fund's portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. However, the portfolio managers may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

 10  Janus Small Cap Value Fund prospectus

               OTHER TYPES OF INVESTMENTS
               The Fund invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, and securities convertible into common or preferred stocks. To a lesser degree, the Fund may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (no more than 20% of the Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in "naked" short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

             Investment objective, principal investment strategies and risks  11

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when the portfolio managers believe the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio
 12  Janus Small Cap Value Fund prospectus
               turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are

             Investment objective, principal investment strategies and risks  13 undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

 14  Janus Small Cap Value Fund prospectus

4. HOW DOES THE FUND TRY TO REDUCE RISK?

               The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgment proves incorrect.

5. THE FUND INVESTS IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

             Investment objective, principal investment strategies and risks  15

--------------------------------------------------------------------------------

                           JANUS SMALL CAP VALUE FUND
                                INVESTOR SHARES
                              Shareholder's Manual

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS (INVESTOR SHARES)
--------------------------------------------------------------------------------

ALTHOUGH THE FUND IS CLOSED, CURRENT INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S MANUAL MAY CONTINUE TO INVEST IN THE FUND AND/OR OPEN NEW FUND ACCOUNTS (SEE "TYPES OF ACCOUNT OWNERSHIP," "TAX-DEFERRED ACCOUNTS," AND "SHAREHOLDER SERVICES AND ACCOUNT POLICIES"). ONCE AN ACCOUNT IS CLOSED, ADDITIONAL INVESTMENTS WILL NOT BE ACCEPTED UNLESS YOU MEET ONE OF THE SPECIFIED CRITERIA. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF THE FUND BEFORE YOUR INVESTMENT IS ACCEPTED. THE FUND MAY RESUME SALES OF ITS SHARES TO NEW INVESTORS AT SOME FUTURE DATE, BUT IT HAS NO PRESENT INTENTION TO DO SO.

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts if you are a current Fund shareholder
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

 18  Janus Small Cap Value Fund prospectus

--------------------------------------------------------------------------------

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

                                      Shareholder's manual - Investor Shares  19

MINIMUM INVESTMENTS (INVESTOR SHARES)*+

                To open a new Investor Shares
                regular Fund account                  $2,500

                To open a new Investor Shares
                UGMA/UTMA, Traditional or Roth IRA,
                Simplified Employee Pension Plan IRA
                account or Coverdell Education
                Savings Account                       $  500

                To add to any type of Investor
                Shares Fund account                   $  100

               * These minimums apply to each individual Fund in which you invest. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP (INVESTOR SHARES)

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners. Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. In addition, if your name appears in the registration of an existing Fund account and will also appear in the registration of a new Fund account, you may open a new Fund account directly with Janus or through certain intermediaries. If you are an employee, or living at the same address as an employee, of Janus Capital Management LLC ("Janus Capital") or any of its subsidiaries, you may open a new Fund account directly with Janus. Trustees of the Trust may also open a new Fund account directly with Janus.

 20  Janus Small Cap Value Fund prospectus

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. Although the Fund is closed, if your name appears in the registration of an existing Fund account, you may re-register such account as a business account directly with Janus.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.

               Although the Fund is closed, if you are an existing or new participant in an employer-sponsored retirement plan that currently offers the Fund as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Fund will generally not be able to add the Fund as an investment option. However, in the event of a merger, reorganization, acquisition or other business combination

                                      Shareholder's manual - Investor Shares  21
               in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise) may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund will negatively impact existing Fund shareholders.

               INVESTING FOR YOUR RETIREMENT

               Please visit janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

 22  Janus Small Cap Value Fund prospectus

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.

               Although the Fund is closed, current investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund and/or open new Fund accounts. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Eligible investors should refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Fund is available only to U.S. citizens or residents. When you buy, exchange, or sell shares, your request will be processed at the next NAV calculated after your order is received in good order.

                                      Shareholder's manual - Investor Shares  23

 TO OPEN AN ACCOUNT OR BUY SHARES (INVESTOR SHARES)

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus automatically debit your designated bank account. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 24  Janus Small Cap Value Fund prospectus

    TO EXCHANGE SHARES                           TO SELL SHARES
    (INVESTOR SHARES)                            (INVESTOR SHARES)



                                                 REMEMBER THAT THE FUND IS CLOSED.
                                                 UNLESS YOU MEET THE CRITERIA SPECIFIED
                                                 IN THIS SHAREHOLDER'S MANUAL, ONCE YOU
                                                 CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE
                                                 ADDITIONAL INVESTMENTS IN THE FUND.



    ONLINE AT www.janus.com                      ONLINE AT www.janus.com
    ---------------------------------------      ---------------------------------------
    - Exchanges may be made online at            - Redemptions may be made online at
      janus.com.                                   janus.com.



    BY TELEPHONE                                 BY TELEPHONE
    ---------------------------------------      ---------------------------------------
    - All accounts are automatically             - All accounts are automatically
      eligible to exchange shares by               eligible to sell shares by telephone.
      telephone. To exchange all or a              To sell all or a portion of your
      portion of your shares into any other        shares, call Janus XpressLine(TM) or
      available Janus fund, call Janus             a Janus Representative. The Fund
      XpressLine(TM) or a Janus                    reserves the right to limit the
      Representative.                              dollar amount of shares that you may
                                                   redeem from your account by
                                                   telephone.



                                                 BY WIRE
                                                 ---------------------------------------
                                                 - You can redeem shares by wire. For
                                                   wiring instructions, call a Janus
                                                   Representative.



    BY MAIL/IN WRITING                           BY MAIL/IN WRITING
    ---------------------------------------      ---------------------------------------
    - To request an exchange in writing,         - To request a redemption in writing,
      please follow the instructions in the        please follow the instructions in the
      "Written Instructions" section of            "Written Instructions" section of
      this manual.                                 this manual.



    BY SYSTEMATIC EXCHANGE                       BY SYSTEMATIC REDEMPTION
    ---------------------------------------      ---------------------------------------
    - You determine the amount of money you      - This option allows you to sell shares
      would like automatically exchanged           worth a specific dollar amount from
      from one Fund account to another on          your account on a regular basis.
      any day of the month. You may
      establish this program for as little
      as $100 per exchange.
    ---------------------------------------      ---------------------------------------
     Note: For more information, refer to         Note: Also refer to the "Payment of
           the "Exchange Policies" section              Redemption Proceeds" section of
           of this manual.                              this manual for more
                                                        information.

                                      Shareholder's manual - Investor Shares  25

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the next net asset value determined after we receive good funds.

               - The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription

 26  Janus Small Cap Value Fund prospectus
                 period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by the Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - For the Investor Shares class of the Janus Small Cap Value
                 Fund, new fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

                                      Shareholder's manual - Investor Shares  27

               Note: For the fastest and easiest way to exchange shares, log onto janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period. However, the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

               - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

 28  Janus Small Cap Value Fund prospectus

EXCESSIVE TRADING

               The Fund is intended for long-term investment purposes only. The Fund will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Fund will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in the Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if it believes the trading activity in the account(s) would be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Fund's exchange limits or excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund. However, the Fund cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund.

                                      Shareholder's manual - Investor Shares  29

               Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

               The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

               - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

               SHARES MAY BE SOLD AT ANY TIME ON janus.com, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUND CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares Class of Janus Money Market Fund during the 15 day hold period.

 30  Janus Small Cap Value Fund prospectus

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

                                      Shareholder's manual - Investor Shares  31

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund (or the Fund's agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the

 32  Janus Small Cap Value Fund prospectus
               close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

               Effective December 31, 2003, the Fund's full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Fund's top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Fund will disclose its top ten portfolio holdings. The Fund will also provide the percentage of its total portfolio that is represented by its top five or ten holdings.

               The Fund provides specific portfolio level attribution analysis information upon request. Such attribution analyses will be prepared monthly, with a 30-day lag, and may be obtained by calling a Janus Investor Service representative.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may

                                      Shareholder's manual - Investor Shares  33
               require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

               Although the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders. Except as set forth in this Shareholder's Manual, no financial intermediaries will be eligible to open new accounts with the Fund or add new investors to existing omnibus accounts, except that sponsors of certain wrap programs with existing accounts in the Fund may continue to invest in the Fund on behalf of new customers.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

 34  Janus Small Cap Value Fund prospectus

               INVOLUNTARY REDEMPTIONS

               The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund, such as market timing.

               ONLINE OR TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine.(TM) You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Fund and its agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

                                      Shareholder's manual - Investor Shares  35

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

 36  Janus Small Cap Value Fund prospectus

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.

               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund distributes dividend information annually.

               The Fund produces financial reports, which include a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Fund will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Fund receives your instructions. The Fund reserves the right to charge a fee for additional account statement requests.

                                      Shareholder's manual - Investor Shares  37

--------------------------------------------------------------------------------

                           JANUS SMALL CAP VALUE FUND
                              INSTITUTIONAL SHARES
                              Shareholder's Manual

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Fund. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               ALTHOUGH THE FUND IS CLOSED, INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S MANUAL MAY CONTINUE TO INVEST IN THE FUND AND/OR OPEN NEW FUND ACCOUNTS. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF A FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ONCE AN ACCOUNT IS CLOSED, ADDITIONAL INVESTMENTS WILL NOT BE ACCEPTED UNLESS YOU MEET ONE OF THE SPECIFIED CRITERIA. THE FUND MAY RESUME SALES OF ITS SHARES TO NEW INVESTORS AT SOME FUTURE DATE, BUT IT HAS NO PRESENT INTENTION TO DO SO.

               THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.

MINIMUM INVESTMENTS (INSTITUTIONAL SHARES)

               The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by the Fund (or the Fund's agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are

 40  Janus Small Cap Value Fund prospectus
               identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares.

               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

               Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. In addition, if your name appears in the registration of an existing Fund account and will appear in the registration of a new Fund account, you may open a new Fund account through your financial intermediary or plan sponsor.

               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including any minimum initial or subsequent investment requirements.

               The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not

                                 Shareholder's manual - Institutional Shares  41
               intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

EXCHANGES

               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into Institutional Shares of other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is a taxable transaction (except for qualified plan accounts).

               - You may exchange Institutional Shares of the Fund only for
                 Institutional Shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

               - You must meet the minimum investment amount for the Fund.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period. However, the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading" below.

               - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.

 42  Janus Small Cap Value Fund prospectus

REDEMPTIONS

               REMEMBER THAT THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S MANUAL, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

               Shares of the Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Although the Fund is closed, if you are an existing or new participant in an employer-sponsored retirement plan that currently offers the Fund as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Fund will generally not be able to add the Fund as an investment option. However, in the event of a merger, reorganization, acquisition or other business combination in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company

                                 Shareholder's manual - Institutional Shares  43
               that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise) may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund will negatively impact existing Fund shareholders.

EXCESSIVE TRADING

               The Fund is intended for long-term investment purposes only. The Fund will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Fund will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in the Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Fund reserves the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if it believes that the trading activity in the account(s) would be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes that he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Fund's exchange limits or excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

 44  Janus Small Cap Value Fund prospectus

               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. However, the Fund cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund. Transactions accepted by your financial intermediary or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your financial intermediary or plan sponsor.

               The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

               Effective December 31, 2003, the Fund's full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Fund's top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Fund will disclose its top ten portfolio holdings. The Fund will also provide the percentage of its total portfolio that is represented by its top five or ten holdings.

               The Fund provides specific portfolio level attribution analysis information upon request. Such attribution analyses will be prepared monthly, with a 30-day lag, and may be obtained by calling a Janus Investor Service representative.

                                 Shareholder's manual - Institutional Shares  45

SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

               Although the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an existing omnibus account at a financial intermediary on behalf of clients who are current Fund shareholders. Except as set forth in this Shareholder's Manual, no financial intermediaries or plan sponsors will be eligible to open new accounts with any of the Fund or add new investors to existing omnibus accounts, except that sponsors of certain wrap programs with existing accounts in the Fund may continue to invest in the Fund on behalf of new customers.

               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Fund distributes dividend information annually.

 46  Janus Small Cap Value Fund prospectus

               You will receive annual and semiannual reports including the financial statements of the Fund that you have authorized for investment through your financial intermediary or plan sponsor. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. The Trust's fiscal year ends October 31.

                                 Shareholder's manual - Institutional Shares  47

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund.

               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider such arrangements when evaluating any recommendation of the Fund.

               Berger Financial Group LLC ("Berger Financial"), 210 University Blvd., Denver, Colorado 80206, was the investment adviser to the Fund's predecessor until the reorganization of Berger Small Cap Value Fund into the Fund.

 48  Janus Small Cap Value Fund prospectus

MANAGEMENT EXPENSES

               The Fund pays Janus Capital and Perkins a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the fiscal year ended September 30, 2002, the Fund paid Berger Financial (the Fund's former adviser) a management fee of 0.78% of its average daily net assets. Under the advisory agreement with Janus Capital and subadvisory agreement with Perkins, the Fund expects to pay total management fees of 0.75% for the fiscal period of April 21, 2003 through October 31, 2003. Following the reorganization of Berger Small Cap Value Fund into the Fund, the Fund's fiscal year end was changed from September 30 to October 31.

               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

SUBADVISER
               PERKINS, WOLF, MCDONNELL AND COMPANY serves as subadviser to the Fund and served as adviser or subadviser to the Fund's predecessor since its inception in 1985. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984. Perkins provides day-to-day portfolio management to the Fund, as well as to other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

                                                      Management of the Fund  49

PERKINS PORTFOLIO MANAGERS

ROBERT H. PERKINS
--------------------------------------------------------------------------------
                   is a Co-Manager of the Fund, and he managed the Fund's predecessor since its inception in 1985. As lead
                   Co-Manager, Mr. Perkins is responsible for the daily decisions of Small Cap Value's security selection. He is also Portfolio Manager of other Janus accounts. Mr.
                   Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
                   is a Co-Manager of the Fund and he managed the Fund's predecessor since 1999. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of
                   Arts degree in History from Harvard University.

 50  Janus Small Cap Value Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               SIZE OF FUND

               The Fund is closed to new investors because its management and the Trustees believe that a substantial increase in size may adversely affect the Fund's ability to achieve its investment objective by reducing its flexibility in making investments and in effecting portfolio changes. Although sales to new investors have been discontinued, existing shareholders are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               PENDING LEGAL MATTERS

               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectus.

               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that

                                                           Other information  51
               intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:

               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.

               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.

               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint.

 52  Janus Small Cap Value Fund prospectus

               Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  53

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

 54  Janus Small Cap Value Fund prospectus
               increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of

                                                     Distributions and taxes  55
               investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 56  Janus Small Cap Value Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               This financial highlights tables are intended to help you understand the Fund's financial performance. The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements of the Berger Small Cap Value Fund which was reorganized into the Fund on April 21, 2003. Berger Small Cap Value Fund had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to October 31. The information was audited by PricewaterhouseCoopers LLP, whose report along with the financial statements of Berger Small Cap Value Fund is incorporated by reference into the SAI, which is available upon request.

                                                        Financial highlights  57

JANUS SMALL CAP VALUE FUND -- INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                        Years ended September 30
                                     2002            2001           2000          1999          1998
  1.  NET ASSET VALUE, BEGINNING
      OF PERIOD                       $24.49          $24.78        $20.94        $17.58        $22.28
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income
      (loss)                            0.06            0.22          0.30        (0.02)          0.42
  3.  Net gains or (losses) on
      securities (both realized
      and unrealized)                 (0.16)            1.41          3.97          4.26        (2.58)
  4.  Total from investment
      operations                      (0.10)            1.63          4.27          4.24        (2.16)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)              (0.18)          (0.32)        (0.20)        (0.07)        (0.17)
  6.  Distributions (from
      capital gains)                  (2.25)          (1.60)        (0.23)        (0.81)        (2.37)
  7.  Total distributions             (2.43)          (1.92)        (0.43)        (0.88)        (2.54)
  8.  NET ASSET VALUE, END OF
      PERIOD                          $21.96          $24.49        $24.78        $20.94        $17.58
  9.  Total return                   (2.52%)           6.65%        20.77%        24.69%      (10.98%)
  10  Net assets, end of period
      (in thousands)              $1,461,278      $1,378,894      $859,030      $374,063      $108,465
 11.  Ratio of gross expenses to
      average net assets(1)            1.17%           1.14%         1.23%         1.37%         1.56%
 12.  Ratio of net expenses to
      average net assets(2)            1.15%           1.08%         1.19%         1.37%         1.56%
 13.  Ratio of net investment
      income/(loss) to average
      net assets                       0.20%           0.99%         1.69%         1.36%         0.87%
 14.  Portfolio turnover rate            39%             47%           72%           66%           69%
------------------------------------------------------------------------------------------------------

(1) Ratio of gross expenses to average net assets is the total operating expenses before the waiver and/or reimbursement of certain fees and expense offset arrangements.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.

 58  Janus Small Cap Value Fund prospectus

JANUS SMALL CAP VALUE FUND - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------
                                                       Years ended September 30
                                    2002            2001           2000          1999          1998
  1.  NET ASSET VALUE,
      BEGINNING OF PERIOD            $24.58          $24.87        $21.00        $17.63        $22.33
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income            0.12            0.28          0.33          0.04          0.45
  3.  Net gains or (losses) on
      securities (both realized
      and unrealized)                (0.13)            1.42          4.01          4.28        (2.55)
  4.  Total from investment
      operations                     (0.01)            1.70          4.34          4.32        (2.10)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)             (0.24)          (0.39)        (0.24)        (0.14)        (0.23)
  6.  Distributions (from
      capital gains)                 (2.25)          (1.60)        (0.23)        (0.81)        (2.37)
  7.  Total distributions            (2.49)          (1.99)        (0.47)        (0.95)        (2.60)
  8.  NET ASSET VALUE, END OF
      PERIOD                         $22.08          $24.58        $24.87        $21.00        $17.63
  9.  Total return                  (2.13%)           6.93%        21.09%        25.18%      (10.65%)
 10.  Net assets, end of period
      (in thousands)             $1,223,227      $1,185,004      $862,318      $414,347       $92,787
 11.  Ratio of net expenses to
      average net assets(1)           0.82%           0.84%         0.88%         1.01%         1.19%
 12.  Ratio of net investment
      income/(loss) to average
      net assets                      0.53%           1.26%         1.99%         1.69%         1.26%
 13.  Portfolio turnover rate           39%             47%           72%           66%           69%
-----------------------------------------------------------------------------------------------------

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.

                                                        Financial highlights  59

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

 60  Janus Small Cap Value Fund prospectus
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio managers may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited

                                                Glossary of investment terms  61
               than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 62  Janus Small Cap Value Fund prospectus

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts

                                                Glossary of investment terms  63
               and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back

 64  Janus Small Cap Value Fund prospectus
               at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For "naked" short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  65
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 72

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

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report (as they become available), free of charge by contacting Janus at 1-800-525-3713. The Fund's Statement of Additional Information is also available on janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                       April 17, 2003

                       As Supplemented July 25, 2003,
                       November 7, 2003 and November 26, 2003

                            JANUS MID CAP VALUE FUND
                                INVESTOR SHARES
                 INSTITUTIONAL SHARES (CLOSED TO NEW INVESTORS)

                                   Prospectus

     Although the Institutional Shares class is closed to new investors, current investors of Institutional Shares may continue to invest in the Fund and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase Institutional Shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                         This Prospectus describes the Janus Mid Cap Value Fund (the "Fund"), a series of the Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund and Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to the Fund. The Fund in this Prospectus currently offers two classes of shares, Investor Shares and Institutional Shares (together, the "Shares"). Although the Institutional Shares class is closed to new investors, current investors of Institutional Shares may continue to invest in the Fund and/or open new Fund accounts. The Investor Shares of the Fund are available to the general public. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Certain financial intermediaries may offer only one class of shares.

                         On April 21, 2003, Janus Mid Cap Value Fund participated in a tax-free reorganization under which Berger Mid Cap Value Fund was reorganized into Janus Mid Cap Value Fund.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Janus Mid Cap Value Fund......................    2
                   Fees and expenses.............................    7
                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    9
                   General portfolio policies....................   11
                   Risks.........................................   14
                SHAREHOLDER'S MANUAL - INVESTOR SHARES
                   Doing business with Janus.....................   18
                   Minimum investments...........................   19
                   Types of account ownership....................   19
                   To open an account or buy shares..............   22
                   To exchange shares............................   23
                   To sell shares................................   23
                   Excessive trading.............................   27
                   Shareholder services and account policies.....   31
                SHAREHOLDER'S MANUAL - INSTITUTIONAL SHARES......   37
                MANAGEMENT OF THE FUND
                   Investment adviser............................   46
                   Management expenses...........................   47
                   Subadviser....................................   47
                   Perkins Portfolio managers....................   48
                OTHER INFORMATION................................   49
                DISTRIBUTIONS AND TAXES
                   Distributions.................................   52
                   Distribution options..........................   53
                   Taxes.........................................   53
                FINANCIAL HIGHLIGHTS.............................   55
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   58
                   Futures, options and other derivatives........   61
                   Other investments, strategies and/or
                   techniques....................................   62

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND

               Janus Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

--------------------------------------------------------------------------------
               JANUS MID CAP VALUE FUND seeks capital appreciation.

               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

               The Fund invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly. For purposes of the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

               Janus Mid Cap Value Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have exper-

 2  Janus Mid Cap Value Fund prospectus
               ienced significant business problems but are believed to have favorable prospects for recovery. Janus Mid Cap Value Fund's portfolio managers generally look for companies with:

               - A low price relative to their assets, earnings, cash flow or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

               Within the parameters of its specific investment policies discussed above, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MID CAP VALUE FUND?

               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money.

               The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

                                                          Risk/return summary  3

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance. Pursuant to a tax-free reorganization that occurred on April 21, 2003, all of the assets of Berger Mid Cap Value Fund -- Investor Shares and Institutional Shares were transferred to Janus Mid Cap Value Fund -- Investor Shares and Institutional Shares, respectively. The bar chart below depicts the change in performance of the Fund from year to year during the period indicated. The table compares the average annual returns for the periods shown, including the after-tax returns for the Investor Shares of the Fund, to a broad-based securities market index. All performance figures shown below reflect the performance of the Investor and Institutional Shares of the Berger Mid Cap Value Fund.

 4  Janus Mid Cap Value Fund prospectus

               JANUS MID CAP VALUE FUND - INVESTOR SHARES

                 Annual returns for periods ended 12/31
                                                      21.56%  27.34%  20.52%    (13.09%)
                                                       1999    2000    2001       2002

                 Best Quarter:  12/31/01 21.28%    Worst Quarter:  9/30/02 (17.66%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                               1 year         8/12/98
                Janus Mid Cap Value Fund - Investor Shares
                  Return Before Taxes                         (13.09%)        15.11%
                  Return After Taxes on Distributions         (13.16%)        13.20%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (8.04%)        11.69%
                Janus Mid Cap Value Fund** - Institutional
                  Shares
                  Return Before Taxes                         (12.95%)        15.15%
                Russell Midcap Value Index+                    (9.64%)         3.55%
                  (reflects no deduction for expenses or
                    taxes)
                                                              -------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               ** Fund returns are from periods prior to the Fund's adoption of share classes and therefore reflect a 0.25% 12b-1 fee, which has not been paid by the Institutional Shares since that class commenced investment operations on May 17, 2002.
                + The Russell Midcap Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in

                                                          Risk/return summary  5
               the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown only for Investor Shares and after-tax returns for Institutional Shares will differ from those shown.

               The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 6  Janus Mid Cap Value Fund prospectus

FEES AND EXPENSES

               The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements). Expense information has been restated to reflect estimated annualized expenses the Fund expects to incur during the fiscal year after the reorganization of the Berger Mid Cap Value Fund into the Fund.

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                                          Risk/return summary  7

                                                            Total                   Total Annual
                                                           Annual                       Fund
                                                            Fund                     Operating
                               Management     Other       Operating      Total        Expenses
                                  Fee        Expenses     Expenses      Waivers     with Waivers
  Janus Mid Cap Value
    Fund - Investor Shares        0.65%        .43%         1.08%         N/A          1.08%
  Janus Mid Cap Value
    Fund - Institutional
    Shares                        0.65%        .28%(1)     .93%(1)       .15%(1)        .78%(1)

 EXAMPLE:
 The following example is based on expenses without waivers. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 Year    3 Years   5 Years   10 Years
                                                            --------------------------------------
  Janus Mid Cap Value Fund - Investor Shares                 $110      $343      $595      $1,317
  Janus Mid Cap Value Fund - Institutional Shares            $ 95      $296      $515      $1,143

 (1) All expenses are stated both with and without contractual waivers by Janus Services LLC. Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated until July 1, 2004. All expenses are shown without the effect of any expense offset arrangements. Expense information has been restated to reflect estimated fees.

 8  Janus Mid Cap Value Fund prospectus

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               Janus Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

               The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The

              Investment objective, principal investment strategies and risks  9 portfolio managers may also sell a Fund holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

               The Fund may invest in special situations. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.

 10  Janus Mid Cap Value Fund prospectus

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As previously noted, market capitalization is an important investment criteria for the Fund.

5. HOW DO THE FUND'S PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of the Fund's portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When the Fund's portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the

             Investment objective, principal investment strategies and risks  11

               Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. However, the portfolio managers may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

               OTHER TYPES OF INVESTMENTS
               The Fund invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, and securities convertible into common or preferred stocks. To a lesser degree, the Fund may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 20% of the Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis
 12  Janus Mid Cap Value Fund prospectus

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when the portfolio managers believe the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

             Investment objective, principal investment strategies and risks  13

               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small

 14  Janus Mid Cap Value Fund prospectus
               asset base. A Fund may not experience similar performance as its assets grow.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the
             Investment objective, principal investment strategies and risks  15 issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

               The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgment proves incorrect.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 16  Janus Mid Cap Value Fund prospectus

                            JANUS MID CAP VALUE FUND
                                INVESTOR SHARES
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           (JANUS LOGO)

DOING BUSINESS WITH JANUS (INVESTOR SHARES)
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:
- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts if you are a current Fund shareholder
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

 18  Janus Mid Cap Value Fund prospectus

MINIMUM INVESTMENTS (INVESTOR SHARES)*+

                To open a new Investor Shares
                regular Fund account                  $2,500

                To open a new Investor Shares
                UGMA/UTMA, Traditional or Roth IRA,
                Simplified Employee Pension Plan IRA
                account or Coverdell Education
                Savings Account                       $  500

                To add to any type of Investor
                Shares Fund account                   $  100

               * These minimums apply to each individual Fund in which you invest. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP (INVESTOR SHARES)

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners.

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                     Shareholder's manual -- Investor Shares  19

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.

               INVESTING FOR YOUR RETIREMENT

               Please visit janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

 20  Janus Mid Cap Value Fund prospectus

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.

               PLEASE REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS DULY PROCESSED AFTER RECEIVED IN GOOD ORDER.

                                     Shareholder's manual -- Investor Shares  21

 TO OPEN AN ACCOUNT OR BUY SHARES (INVESTOR SHARES)

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 22  Janus Mid Cap Value Fund prospectus

    TO EXCHANGE SHARES                           TO SELL SHARES
    (INVESTOR SHARES)                            (INVESTOR SHARES)



    ONLINE AT www.janus.com                      ONLINE AT www.janus.com
    ---------------------------------------      ---------------------------------------
    - Exchanges may be made online at            - Redemptions may be made online at
      janus.com.                                   janus.com.



    BY TELEPHONE                                 BY TELEPHONE
    ---------------------------------------      ---------------------------------------
    - All accounts are automatically             - All accounts are automatically
      eligible to exchange shares by tele-         eligible to sell shares by telephone.
      phone. To exchange all or a portion          To sell all or a portion of your
      of your shares into any other                shares, call Janus XpressLine(TM) or
      available Janus fund, call Janus             a Janus Representative. The Funds
      XpressLine(TM) or a Janus                    reserve the right to limit the dollar
      Representative.                              amount of shares that you may redeem
                                                   from your account by telephone.



                                                 BY WIRE
                                                 ---------------------------------------
                                                 - You can redeem shares by wire. For
                                                   wiring instructions, call a Janus
                                                   Representative.



    BY MAIL/IN WRITING                           BY MAIL/IN WRITING
    ---------------------------------------      ---------------------------------------
    - To request an exchange in writing,         - To request a redemption in writing,
      please follow the instructions in the        please follow the instructions in the
      "Written Instructions" section of            "Written Instructions" section of
      this manual.                                 this manual.



    BY SYSTEMATIC EXCHANGE                       BY SYSTEMATIC REDEMPTION
    ---------------------------------------      ---------------------------------------
    - You determine the amount of money you      - This option allows you to sell shares
      would like automatically exchanged           worth a specific dollar amount from
      from one Fund account to another on          your account on a regular basis.
      any day of the month. You may
      establish this program for as little
      as $100 per exchange.
    ---------------------------------------      ---------------------------------------
     Note: For more information, refer to         Note: Also refer to the "Payment of
           the "Exchange Policies" sec-                 Redemption Proceeds" section of
           tion of this manual.                         this manual for more infor-
                                                        mation.

                                     Shareholder's manual -- Investor Shares  23

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the next net asset value determined after we receive good funds.

               - The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment

 24  Janus Mid Cap Value Fund prospectus
                 will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by the Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - For the Investor Shares Class of the Janus Mid Cap Value Fund,
                 fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

                                     Shareholder's manual -- Investor Shares  25

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period. However, the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

               - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

 26  Janus Mid Cap Value Fund prospectus

EXCESSIVE TRADING

               The Fund is intended for long-term investment purposes only. The Fund will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Fund will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in the Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if it believes the trading activity in the account(s) would be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Fund's exchange limits or excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund. However, the Fund cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund.

                                     Shareholder's manual -- Investor Shares  27

               Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

               The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

               - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

               SHARES MAY BE SOLD AT ANY TIME ON janus.com, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUND CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares Class of Janus Money Market Fund during the 15 day hold period.

 28  Janus Mid Cap Value Fund prospectus

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

                                     Shareholder's manual -- Investor Shares  29

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund (or the Fund's agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are

 30  Janus Mid Cap Value Fund prospectus
               valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

               Effective December 31, 2003, the Fund's full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Fund's top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Fund will disclose its top ten portfolio holdings. The Fund will also provide the percentage of its total portfolio that is represented by its top five or ten holdings.

               The Fund provides specific portfolio level attribution analysis information upon request. Such attribution analyses will be prepared monthly, with a 30-day lag, and may be obtained by calling a Janus Investor Service representative.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges

                                     Shareholder's manual -- Investor Shares  31
               or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund, such as market timing.

               ONLINE OR TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine.(TM) You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Fund and its agents will not be responsible for any losses, costs or expenses resulting from

 32  Janus Mid Cap Value Fund prospectus
               unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up

                                     Shareholder's manual -- Investor Shares  33
               to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.

 34  Janus Mid Cap Value Fund prospectus

               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund distributes dividend information annually.

               The Fund produces financial reports, which include a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Fund will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Fund receives your instructions. The Fund reserves the right to charge a fee for additional account statement requests.

                                     Shareholder's manual -- Investor Shares  35

--------------------------------------------------------------------------------

                            JANUS MID CAP VALUE FUND
                              INSTITUTIONAL SHARES
                              Shareholder's Manual

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Funds. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               ALTHOUGH THE INSTITUTIONAL SHARES CLASS OF THE FUND IS CLOSED, INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S MANUAL MAY CONTINUE TO INVEST IN THE INSTITUTIONAL SHARES CLASS OF THE FUND AND/OR OPEN NEW FUND ACCOUNTS. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF THE FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ONCE AN ACCOUNT IS CLOSED, ADDITIONAL INVESTMENTS WILL NOT BE ACCEPTED UNLESS YOU MEET ONE OF THE SPECIFIED CRITERIA. THE FUND MAY RESUME SALES OF ITS INSTITUTIONAL SHARES TO NEW INVESTORS AT SOME FUTURE DATE, BUT IT HAS NO PRESENT INTENTION TO DO SO.

               THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.

MINIMUM INVESTMENTS (INSTITUTIONAL SHARES)

               The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by the Fund (or the Fund's agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or

 38  Janus Mid Cap Value Fund prospectus
               circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares.

               If you hold the Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

               Although the Institutional Shares class of the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Institutional Shares of the Fund through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. In addition, if your name appears in the registration of an existing Fund account and will appear in the registration of a new Fund account, you may open a new Fund account through your financial intermediary or plan sponsor.

               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including any minimum initial or subsequent investment requirements.

                                Shareholder's manual -- Institutional Shares  39

               The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

EXCHANGES

               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into Institutional Shares of other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is a taxable transaction (except for qualified plan accounts).

               - You may exchange Institutional Shares of the Fund only for
                 Institutional Shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

               - You must meet the minimum investment amount for the Fund.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period. However, the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading" below.

               - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.

 40  Janus Mid Cap Value Fund prospectus

REDEMPTIONS

               REMEMBER THAT THE INSTITUTIONAL SHARES CLASS OF THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S MANUAL, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE INSTITUTIONAL SHARES CLASS OF THE FUND.

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

               Shares of the Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Although the Institutional Shares class of the Fund is closed, if you are an existing or new participant in an employer-sponsored retirement plan that currently offers the Fund as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Fund will generally not be able to add the Fund as an investment option. However, in the event of a merger, reorganization, acquisition or other business combination in which one or more companies

                                Shareholder's manual -- Institutional Shares  41
               involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise) may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund will negatively impact existing Fund shareholders.

EXCESSIVE TRADING

               The Fund is intended for long-term investment purposes only. The Fund will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Fund will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in the Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Fund reserves the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if it believes that the trading activity in the account(s) would be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes that he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Fund's exchange limits or excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

 42  Janus Mid Cap Value Fund prospectus

               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. However, the Fund cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund. Transactions accepted by your financial intermediary or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your financial intermediary or plan sponsor.

               The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

               Effective December 31, 2003, the Fund's full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Fund's top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Fund will disclose its top ten portfolio holdings. The Fund will also provide the percentage of its total portfolio that is represented by its top five or ten holdings.

               The Fund provides specific portfolio level attribution analysis information upon request. Such attribution analyses will be prepared monthly, with a 30-day lag, and may be obtained by calling a Janus Investor Service representative.

                                Shareholder's manual -- Institutional Shares  43

SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

               Although the Institutional Shares class of the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an existing omnibus account at a financial intermediary on behalf of clients who are current Fund shareholders. Except as set forth in this Shareholder's Manual, no financial intermediaries or plan sponsors will be eligible to open new accounts with any of the Fund or add new investors to existing omnibus accounts, except that sponsors of certain wrap programs with existing accounts may continue to invest in the Fund on behalf of new customers.

               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Fund distributes dividend information annually.

 44  Janus Mid Cap Value Fund prospectus

               You will receive annual and semiannual reports including the financial statements of the Fund that you have authorized for investment through your financial intermediary or plan sponsor. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. The Trust's fiscal year ends October 31.

                                Shareholder's manual -- Institutional Shares  45

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund.

               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider such arrangements when evaluating any recommendation of the Fund.

               Berger Financial Group LLC ("Berger Financial"), 210 University Blvd., Denver, Colorado 80206, was the investment adviser to the Fund's predecessor until the reorganization of Berger Mid Cap Value Fund into the Fund.

 46  Janus Mid Cap Value Fund prospectus

MANAGEMENT EXPENSES

               The Fund pays Janus Capital and Perkins a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the fiscal year ended September 30, 2002, the Fund paid Berger Financial (the Fund's former adviser) a management fee of 0.75% of its average daily net assets. Under the advisory agreement with Janus Capital and subadvisory agreement with Perkins, the Fund expects to pay Janus Capital and Perkins total management fees of 0.65% for the fiscal year period of April 21, 2003 through October 31, 2003. Following the reorganization of Berger Mid Cap Value Fund into the Fund, the Fund's fiscal year end was changed from September 30 to October 31.

               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

SUBADVISER

               PERKINS, WOLF, MCDONNELL AND COMPANY has served as subadviser to the Fund since its inception in 1998. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984. Perkins provides day-to-day portfolio management to the Fund, as well as to other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

                                                      Management of the Fund  47

PERKINS PORTFOLIO MANAGERS

JEFF KAUTZ
--------------------------------------------------------------------------------
                   is a Co-Manager of the Fund, and he managed the Fund's predecessor since February 2002. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
                   is a Co-Manager of the Fund, and he managed the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
                   is the lead Manager of the Fund and was the lead Manager of the Fund's predecessor since 1998. As lead Manager, Mr. Perkins is responsible for the daily decisions of Janus
                   Mid Cap Value Fund's security selection. He is also
                   Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

 48  Janus Mid Cap Value Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               PENDING LEGAL MATTERS

               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectus.

               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

                                                           Other information  49

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:

               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.

               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.

               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed

 50  Janus Mid Cap Value Fund prospectus
               against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  51

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

 52  Janus Mid Cap Value Fund prospectus
               increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of

                                                      Distribution and taxes  53
               investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 54  Janus Mid Cap Value Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               This financial highlights table is to help you understand the Fund's financial performance. The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements of the Berger Mid Cap Value Fund which was reorganized into the Fund on April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to October 31. The information was audited by PricewaterhouseCoopers LLP, whose report along with the financial statements of Berger Mid Cap Value Fund is incorporated by reference into the SAI, which is available upon request.

                                                        Financial highlights  55

JANUS MID CAP VALUE FUND - INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                     Year or Period ended September 30
                                        2002          2001          2000          1999        1998(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                            $14.30        $14.43        $12.17         $9.33        $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income               0.02          0.06          0.08          0.07          0.03
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                       (0.23)          1.27          3.46          2.83        (0.70)
  4.  Total from investment
      operations                        (0.21)          1.33          3.54          2.90        (0.67)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                           (0.03)        (0.10)        (0.04)        (0.06)            --
  6.  Distributions (from capital
      gains)                            (0.35)        (1.36)        (1.24)            --            --
  7.  Total distributions               (0.38)        (1.46)        (1.28)        (0.06)
  8.  NET ASSET VALUE, END OF PERIOD    $13.71        $14.30        $14.43        $12.17         $9.33
  9.  Total return*                    (1.96)%         9.70%        31.11%        31.12%       (6.70)%
 10.  Net assets, end of period (in
      thousands)                      $782,101      $148,505       $33,013       $22,918       $19,710
 11.  Ratio of net expenses to
      average net assets(2)**            1.17%         1.22%         1.59%         1.62%         1.68%
 12.  Ratio of net investment
      income/(loss) to average net
      assets**                           0.28%         0.78%         0.72%         0.54%         2.30%
 13.  Portfolio turnover rate***           65%          116%          129%          154%           25%
------------------------------------------------------------------------------------------------------

 (1) Fiscal period from August 12, 1998 (inception) to September 30, 1998.
 (2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.
  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
*** Not annualized.

 56  Janus Mid Cap Value Fund prospectus

               The following financial highlights for the Mid Cap Value Fund include periods before May 17, 2002, when the Fund first adopted share classes and began offering Institutional Shares. Therefore, the data in the table prior to the inception of the Institutional Shares class does not reflect a 0.25% 12b-1 fee paid by Institutional Shares after its inception. The 12b-1 fee was discontinued on the effective date of the reorganization.

JANUS MID CAP VALUE FUND - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Period from
                                                    October 1, 2001                                                 Period from
                                 Period ended         to May 16,                                                 August 12, 1998(2)
                                 September 30,           2002                 Years ended September 30            to September 30,
                                    2002(1)           (Unaudited)          2001         2000         1999               1998
  1.  NET ASSET VALUE,
      BEGINNING OF PERIOD            $17.88               $14.30           $14.43       $12.17        $9.33            $10.00

      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income            0.02                 0.01             0.06         0.08         0.07              0.03
  3.  Net gains or (losses) on
      securities (both realized
      and unrealized)                (4.18)                 3.95             1.27         3.46         2.83            (0.70)
  4.  Total from investment
      operations                     (4.16)                 3.96             1.33         3.54         2.90            (0.67)

      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)                 --               (0.03)           (0.10)       (0.04)       (0.06)                --
  6.  Distributions (from
      capital gains)                     --               (0.35)           (1.36)       (1.24)           --                --
  7.  Total distributions                --               (0.38)           (1.46)       (1.28)       (0.06)                --
  8.  NET ASSET VALUE, END OF
      PERIOD                         $13.72               $17.88           $14.30       $14.43       $12.17             $9.33
  9.  Total return*                (23.27)%                                 9.70%       31.11%       31.12%           (6.70)%
 10.  Net assets, end of period
      (in thousands)               $111,101             $868,531         $148,505      $33,013      $22,918           $19,710
 11.  Ratio of net expenses to
      average net assets(3)**          .78%                1.14%            1.22%        1.59%        1.62%             1.68%
 12.  Ratio of net investment
      income/(loss) to average
      net assets**                     .83%                0.40%            0.78%        0.72%        0.54%             2.30%
 13.  Portfolio turnover
      rate***                           65%                  35%             116%         129%         154%               25%
-----------------------------------------------------------------------------------------------------------------------------------

 (1) May 17, 2002 (inception) to September 30, 2002.
 (2) Commencement of investment operations.
 (3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.
  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
*** Not annualized.

                                                        Financial highlights  57

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

 58  Janus Mid Cap Value Fund prospectus
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio managers may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                                Glossary of investment terms  59

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a

 60  Janus Mid Cap Value Fund prospectus
               specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices,

                                                Glossary of investment terms  61
               commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales

 62  Janus Mid Cap Value Fund prospectus
               against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For "naked" short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

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                   You can request other information, including a
                   Statement of Additional Information, Annual
                   Report or Semiannual Report (as they become available), free of charge by contacting Janus at 1-800-525-3713. The Fund's Statement of Additional Information is also available on janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      (JANUS LOGO)
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879